            As filed with the Securities and Exchange
                 Commission on February 3, 1997

                                            File Nos. 33-49530
                                                      811-6730
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No.

              Post-Effective Amendment No. 11         X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                   Amendment No. 13                   X

               Alliance Premier Growth Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)   (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of Communications to:
                       Tom MacDonald, Esq.
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate line)

  X   immediately upon filing pursuant to paragraph (b)
____  on (date) pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (a)(1)
____  on (date) pursuant to paragraph (a)(1)
____  75 days after filing pursuant to paragraph (a)(2)
____  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has registered an indefinite number of shares of Common Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 notice for its fiscal year ended November 30, 1996 was filed on January 29, 1997.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                             Location in Prospectus
                                          (Caption)
PART A

Item 1.   Cover Page                      Cover Page

Item 2.   Synopsis                        Expense Information

Item 3.   Condensed Financial Information Financial Highlights

Item 4.   General Description of
            Registrant                    Description of the
                                          Fund; General
                                          Information

Item 5.   Management of the Fund          Management of the
                                          Fund; General
                                          Information

Item 6.   Capital Stock and Other
            Securities                    Dividends, Distribu-
                                          tions and Taxes;
                                          General Information

Item 7.   Purchase of Securities Being
            Offered                       Purchase and Sale of
                                          Shares; Shareholder
                                          Services; How to
                                          Exchange Shares;
                                          General Information

Item 8.   Redemption or Repurchase        Purchase and Sale of
                                          Shares; General
                                          Information

Item 9.   Pending Legal Proceedings       Not Applicable

                                          Location in Statement
PART B                                    of Additional
                                          Information
                                          (Caption)

Item 10.  Cover Page                      Cover Page

Item 11.  Table of Contents               Cover Page

Item 12.  General Information             Management of the Fund;
                                          General Information

Item 13.  Investment Objectives and
            Policies                      Investment Policies and
                                          Restrictions

Item 14.  Management of the Registrant    Management of the Fund

Item 15.  Control Persons and Principal
            Holders of Securities         Management of the Fund;
                                          General Information

Item 16.  Investment Advisory and
            Other Services                Management of the Fund

Item 17.  Brokerage Allocation and
            Other Practices               Portfolio Transactions

Item 18.  Capital Stock and Other
            Securities                    General Information

Item 19.  Purchase, Redemption and
            Pricing of Securities
            Being Offered                 Purchase, Redemption
                                          and Repurchase of
                                          Shares; Net Asset
                                          Value

Item 20.  Tax Status                      Investment Policies
                                          and Restrictions;
                                          Dividends, Distribu-
                                          tions and Taxes

Item 21.  Underwriters                    General Information

Item 22.  Calculation of Performance Data General Information

Item 23.  Financial Statements            Financial Statements;
                                          Report of Independent
                                          Accountants

                                 THE ALLIANCE
                ----------------------------------------------
                                  STOCK FUNDS
                ----------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618


                          PROSPECTUS AND APPLICATION


                               February 3, 1997

                 Domestic Stock Funds       Global Stock Funds

                 --The Alliance Fund             --Alliance International Fund
                 --Alliance Growth Fund          --Alliance Worldwide
                 --Alliance Premier Growth Fund     Privatization Fund
                 --Alliance Technology Fund      --Alliance New Europe Fund
                 --Alliance Quasar Fund          --Alliance All-Asia Investment
                                                    Fund
                                                 --Alliance Global Small Cap
                                                    Fund

                              Total Return Funds

                              --Alliance Strategic Balanced Fund
                              --Alliance Balanced Shares
                              --Alliance Income Builder Fund
                              --Alliance Utility Income Fund
                              --Alliance Growth and Income Fund

                TABLE OF CONTENTS

                The Funds at a Glance........................   2
                Expense Information..........................   4
                Financial Highlights.........................   7
                Glossary.....................................  17
                Description of the Funds.....................  18
                  Investment Objectives and Policies.........  18
                  Additional Investment Practices............  26
                  Certain Fundamental Investment Policies....  33
                  Risk Considerations........................  35
                Purchase and Sale of Shares..................  39
                Management of the Funds......................  42
                Dividends, Distribution and Taxes............  44
                General Information..........................  46


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.


Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

Each Fund offers three classes of shares through this Prospectus. These shares may be purchased, at the investor's choice, at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), (ii) with a contingent deferred sales charge imposed on most redemptions made within four years of purchase (the "Class B shares"), or (iii) without any initial or contingent deferred sales charge, as long as the shares are held for one year or more (the "Class C shares"). See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                                [LOGO] ALLIANCE

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

DOMESTIC STOCK FUNDS

Alliance Fund

Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund

Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund

Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund

Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund

Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

GLOBAL STOCK FUNDS

International Fund

Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund

Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund

Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund

Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

TOTAL RETURN FUNDS

Strategic Balanced Fund

Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares

Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund

Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund

Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund

Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares." In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

                            AUTOMATIC REINVESTMENT
                         AUTOMATIC INVESTMENT PROGRAM
                               RETIREMENT PLANS
                          SHAREHOLDER COMMUNICATIONS
                           DIVIDEND DIRECTION PLANS
                                 AUTO EXCHANGE
                            SYSTEMATIC WITHDRAWALS
                          A CHOICE OF PURCHASE PLANS
                            TELEPHONE TRANSACTIONS
                              24 HOUR INFORMATION


                                                   [LOGO] ALLIANCE (R)
                                                   Investing without the Mystery

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in a Fund and annual expenses for each class of shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in each class for the periods specified.

                                                                   Class A Shares         Class B Shares         Class C Shares
                                                                   --------------         --------------         --------------
Maximum sales charge imposed on purchases (as a percentage of
offering price)..................................................    4.25%(a)                 None                     None

Sales charge imposed on dividend reinvestments...................     None                    None                     None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)..............................................     None(a)                 4.0%                    1.0%
                                                                                           during the             during the
                                                                                           first year,             first year,
                                                                                           decreasing 1.0%       0% thereafter
                                                                                           annually to 0%
                                                                                           after the
                                                                                           fourth year (b)

Exchange fee.....................................................     None                    None                     None
------------------------------------------------------------------------------------------------------------------------------------

(a) Reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% deferred sales charge on redemptions within one year of purchase. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.
(b) Class B shares of each Fund other than Premier Growth Fund automatically convert to Class A shares after eight years and the Class B shares of Premier Growth Fund convert to Class A shares after six years. See "Purchase and Sale of Shares--How to Buy Shares" -page 39.

                 Operating Expenses                                                           Examples
------------------------------------------------------    ------------------------------------------------------------------------

Alliance Fund           Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .70%        .70%        .70%     After 1 year      $  53       $  59       $  19       $  29       $ 19
  12b-1 fees             .19%       1.00%       1.00%     After 3 years     $  74       $  79       $  59       $  58       $ 58
  Other expenses (a)     .15%        .17%        .16%     After 5 years     $  97       $ 101       $ 101       $ 101       $101
                         ----       -----       -----     After 10 years    $ 164       $ 197(b)    $ 197(b)    $ 218       $218
  Total fund
     operating expenses 1.04%     1.87%         1.86%
                        =====     =====         =====
Growth Fund             Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .75%        .75%        .75%     After 1 year      $  55       $  60       $  20       $  30       $ 20
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  82       $  82       $  62       $  63       $ 63
  Other expenses (a)     .25%        .24%        .25%     After 5 years     $ 111       $ 107       $ 107       $ 108       $108
                         ----       -----       -----     After 10 years    $ 193       $ 214(b)    $ 214(b)    $ 233       $233
  Total fund
     operating expenses 1.30%       1.99%       2.00%
                        =====       =====       =====
Premier Growth Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       1.00%       1.00%       1.00%     After 1 year      $  59       $  64       $  74       $  34       $ 20
  12b-1 fees             .33%       1.00%       1.00%     After 3 years     $  92       $  92       $  72       $  72       $ 72
  Other expenses (a)     .32%        .32%        .32%     After 5 years     $ 128       $ 124       $ 124       $ 124       $124
                         ----       -----       -----     After 10 years    $ 230       $ 249(b)    $ 249(b)    $ 266       $266
  Total fund
     operating expenses 1.65%       2.32%       2.32%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes of page 6.

                  Operating Expenses                                                     Examples
------------------------------------------------------    ------------------------------------------------------------------------

Technology Fund         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.11%       1.11%       1.11%     After 1 year      $  59       $  65       $  25       $  35       $ 25
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  95       $  96       $  76       $  76       $ 76
  Other expenses (a)     .33%        .33%        .33%     After 5 years     $ 133       $ 130       $ 130       $ 130       $130
                         ----       -----       -----     After 10 years    $ 239       $ 260(b)    $260(b)     $ 260       $278
  Total fund
     operating expenses 1.74%       2.44%       2.44%
                        =====       =====       =====

Quasar Fund             Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.15%       1.15%       1.15%     After 1 year      $  60       $  67       $  27       $  36       $ 26
  12b-1 fees             .21%       1.00%       1.00%     After 3 years     $  96       $ 101       $  81       $  81       $ 81
  Other expenses (a)     .43%        .47%        .46%     After 5 years     $ 135       $ 139       $ 139       $ 139       $139
                         ----       -----       -----     After 10 years    $ 244       $ 275(b)    $ 275(b)    $ 294       $294
  Total fund
     operating expenses 1.79%       2.62%       2.61%
                        =====       =====       =====

International Fund      Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .92%        .92%        .92%     After 1 year      $  59       $  66       $  26       $  36       $ 26
  12b-1 fees             .17%       1.00%       1.00%     After 3 years     $  94       $  99       $  79       $  79       $ 79
  Other expenses (a)     .63%        .63%        .61%     After 5 years     $ 132       $ 136       $ 136       $ 135       $135
                         ----       -----       -----     After 10 years    $ 237       $ 268(b)    $ 268(b)    $ 287       $287
  Total fund
     operating expenses 1.72%       2.55%       2.53%
                        =====       =====       =====

Worldwide
Privatization Fund      Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.00%       1.00%       1.00%     After 1 year      $  61       $  69       $  29       $  36       $ 26
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  99       $ 108       $  88       $  80       $ 80
  Other expenses (a)     .57%        .83%        .57%     After 5 years     $ 139       $ 149       $ 149       $ 137       $137
                         ----       -----       -----     After 10 years    $ 252       $ 293(b)    $ 293(b)    $ 290       $290
  Total fund
     operating expenses 1.87%       2.83%       2.57%
                        =====       =====       =====

New Europe Fund         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)   1.07%       1.07%       1.07%     After 1 year      $  63       $  69       $  29       $  39       $ 29
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 107       $  89       $  89       $  89       $ 89
  Other expenses (a)     .77%        .79%        .80%     After 5 years     $ 153       $ 151       $ 151       $ 151       $151
                         ----       -----       -----     After 10 years    $ 279       $ 301(b)    $ 301(b)    $ 319       $319
  Total fund
     operating expenses 2.14%       2.86%       2.87%
                        =====       =====       =====

All-Asia Investment     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
Fund                    -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees                                          After 1 year      $  75       $  81       $  41       $  51       $ 41
   ( after waiver) (c)     .75%       1.00%       1.00%    After 3 years     $ 142       $ 144       $ 124       $ 124       $124
  12b-1 fees               .30%       1.00%       1.00%    After 5 years     $ 211       $ 208       $ 208       $ 208       $208
  Other expenses                                           After 10 years    $ 393       $ 412(b)    $ 412(b)    $ 426       $426
    Administration fees(f) .15         .15         .15
    Other operationing
     expenses (a)         2.17        2.17        2.17
                          ----        ----        ----
  Total other expenses    2.32%       2.32%       2.32%
  Total fund              -----       -----       -----
    operating expenses(d) 3.37%       4.07%       4.07%
                          =====       =====       =====

Global Small Cap Fund   Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       1.00%       1.00%       1.00%     After 1 year      $  66       $  72       $  32       $  42       $ 32
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 117       $ 119       $  99       $  98       $ 98
  Other expenses (a)    1.21%       1.21%       1.19%     After 5 years     $ 170       $ 168       $ 168       $ 167       $167
                         ----       -----       -----     After 10 years    $ 315       $335(b)     $335(b)     $ 349       $349
  Total fund
     operating expenses 2.51%       3.21%       3.19%
                        =====       =====       =====

Strategic Balanced Fund Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees
    (after waiver)(c)    .38%        .38%        .38%     After 1 year      $  56       $  61       $  21       $  31       $ 21
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  85       $  86       $  66       $  66       $ 66
  Other expenses (a)     .72%        .72%        .72%     After 5 years     $ 116       $ 113       $ 113       $ 113       $113
                         ----       -----       -----     After 10 years    $ 203       $ 225(b)    $ 225(b)    $ 243       $243
  Total fund
     operating
     expenses (d)       1.40%       2.10%       2.10%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 6.


                  Operating Expenses                                                     Exapmple
------------------------------------------------------    ------------------------------------------------------------------------

Balanced Shares         Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .63%        .63%        .63%     After 1 year      $  56       $  62       $  22       $  32       $ 22
  12b-1 fees             .24%       1.00%       1.00%     After 3 years     $  84       $  88       $  68       $  67       $ 67
  Other expenses (a)     .51%        .53%        .52%     After 5 years     $ 115       $ 116       $ 116       $ 115       $115
                         ----       -----       -----     After 10 years    $ 201       $ 229(b)    $229(b)     $ 248       $248
  Total fund
     operating expenses 1.38%       2.16%       2.15%
                        =====       =====       =====

Income Builder Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees (g)    .75%        .75%        .75%     After 1 year      $  64       $  70       $  30       $  40       $ 30
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $ 108       $ 110       $  90       $  91       $ 91
  Other expenses (a)    1.15%       1.17%       1.18%     After 5 years     $ 155       $ 154       $ 154       $ 154       $154
                         ----       -----       -----     After 10 years    $ 285       $ 307(b)    $ 307(b)     $ 325       $325
  Total fund
     operating expenses 2.20%       2.92%       2.93%
                        =====       =====       =====

Utility Income Fund     Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees       0.00%       0.00%       0.00%     After 1 year      $  57       $  62       $  22       $  32       $ 22
   (after waiver) (c)
  12b-1 fees             .30%       1.00%       1.00%     After 3 years     $  88       $  89       $  69       $  69       $ 69
  Other expenses (a)    1.20%       1.20%       1.20%     After 5 years     $ 121       $ 118       $ 118       $ 118       $118
                         ----       -----       -----     After 10 years    $ 214       $ 236(b)    $ 236(b)    $ 253       $253
  Total fund
     operating
      expenses(e)       1.50%       2.20%       2.20%
                        =====       =====       =====

Growth and Income fund  Class A     Class B    Class C                     Class A      Class B+   Class B++   Class C+   Class C++
                        -------     -------    -------                     -------      --------   ---------   --------   ---------

  Management fees        .51%        .51%        .51%     After 1 year      $  52       $  58       $  18       $  28       $ 18
  12b-1 fees             .21%       1.00%       1.00%     After 3 years     $  72       $  76       $  56       $  55       $ 55
  Other expenses (a)     .25%        .27%        .25%     After 5 years     $  94       $  96       $  96       $  95       $ 95
                         ----       -----       -----     After 10 years    $ 156       $ 188(b)    $ 188(b)     $ 207       $207
  Total fund
     operating expenses  .97%       1.78%       1.76%
                        =====       =====       =====
------------------------------------------------------------------------------------------------------------------------------------

+  Assumes redemption at end of period.
++  Assumes no redemption at end of period.
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) Assumes Class B shares converted to Class A shares after eight years, or six years with respect to Premier Growth Fund
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be .75% for Strategic Balanced Fund and Utility Income Fund and 1.00% for All-Asia Investment Fund.

(d) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76%, 2.47% and 2.48%, respectively, for Class A, Class B and Class C shares. In the absence of such waiver and reimbursements, total fund operating expenses for All-Asia Investment Fund would have been 3.62%, 4.32% and 4.32%, respectively, for Class A, Class B and Class C shares annualized.
(e) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38%, 4.08%, 4.07%, respectively, for Class A, Class B and Class C shares.
(f) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. See "Management of the Funds--Distribution Services Agreements." The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of Technology Fund and Quasar Fund, and for each Class of shares of Global Small Cap Fund and Worldwide Privatization Fund, are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for ALLIANCE FUND, GROWTH FUND, PREMIER GROWTH FUND, STRATEGIC BALANCED FUND, BALANCED SHARES, UTILITY INCOME FUND, WORLDWIDE PRIVATIZATION FUND and GROWTH AND INCOME FUND has been audited by Price Waterhouse LLP, the independent auditors for each Fund, and for ALL-ASIA INVESTMENT FUND, TECHNOLOGY FUND, QUASAR FUND, INTERNATIONAL FUND, NEW EUROPE FUND, GLOBAL SMALL CAP FUND and INCOME BUILDER FUND by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.



                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Alliance Fund
  Class A
  Year ended 11/30/96         $  7.72            $  .02             $ 1.06          $ 1.08               $ (.02)          $ (1.07)
  Year ended 11/30/95            6.63               .02               2.08            2.10                 (.01)            (1.00)
  1/1/94 to 11/30/94**           6.85               .01               (.23)           (.22)                0.00              0.00
  Year ended 12/31/93            6.68               .02                .93             .95                 (.02)             (.76)
  Year ended 12/31/92            6.29               .05                .87             .92                 (.05)             (.48)
  Year ended 12/31/91            5.22               .07               1.70            1.77                 (.07)             (.63)
  Year ended 12/31/90            6.87               .09               (.32)           (.23)                (.18)            (1.24)
  Year ended 12/31/89            5.60               .12               1.19            1.31                 (.04)             0.00
  Year ended 12/31/88            5.15               .08                .80             .88                 (.08)             (.35)
  Year ended 12/31/87            6.87               .08                .27             .35                 (.13)            (1.94)
  Year ended 12/31/86           11.15               .11                .87             .98                 (.10)            (5.16)
  Year ended 12/31/85            9.18               .20               2.51            2.71                 (.23)             (.51)
  Class B
  Year ended 11/30/96         $  7.49            $ (.01)            $  .99          $  .98               $ 0.00           $ (1.07)
  Year ended 11/30/95            6.50              (.03)              2.02            1.99                 0.00             (1.00)
  1/1/94 to 11/30/94**           6.76              (.03)              (.23)           (.26)                0.00              0.00
  Year ended 12/31/93            6.64              (.03)               .91             .88                 0.00              (.76)
  Year ended 12/31/92            6.27              (.01)(b)            .87             .86                 (.01)             (.48)
  3/4/91++to 12/31/91            6.14               .01 (b)            .79             .80                 (.04)             (.63)
  Class C
  Year ended 11/30/96         $  7.50            $ (.02)            $ 1.00          $  .98               $ 0.00           $ (1.07)
  Year ended 11/30/95            6.50              (.02)              2.02            2.00                 0.00             (1.00)
  1/1/94 to 11/30/94**           6.77              (.03)              (.24)           (.27)                0.00              0.00
  5/3/93++ to 12/31/93           6.67              (.02)               .88             .86                 0.00              (.76)

Growth Fund (i)
  Class A
  Year ended 10/31/96         $ 29.48               .05             $ 6.20          $ 6.25               $ (.19)          $  (.63)
  Year ended 10/31/95           25.08               .12               4.80            4.92                 (.11)             (.41)
  5/1/94 to 10/31/94**          23.89               .09               1.10            1.19                 0.00              0.00
  Year ended 4/30/94            22.67              (.01)(c)           3.55            3.54                 0.00             (2.32)
  Year ended 4/30/93            20.31               .05 (c)           3.68            3.73                 (.14)            (1.23)
  Year ended 4/30/92            17.94               .29 (c)           3.95            4.24                 (.26)            (1.61)
  9/4/90++to 4/30/91            13.61               .17 (c)           4.22            4.39                 (.06)             0.00
  Class B
  Year ended 10/31/96         $ 24.78            $ (.12)            $ 5.18          $ 5.06               $ 0.00              (.63)
  Year ended 10/31/95           21.21              (.02)              4.01            3.99                 (.01)             (.41)
  5/1/94 to 10/31/94**          20.27               .01                .93             .94                 0.00              0.00
  Year ended 4/30/94            19.68              (.07)(c)           2.98            2.91                 0.00             (2.32)
  Year ended 4/30/93            18.16              (.06)(c)           3.23            3.17                 (.03)            (1.62)
  Year ended 4/30/92            16.88               .17 (c)           3.67            3.84                 (.21)            (2.35)
  Year ended 4/30/91            14.38               .08 (c)           3.22            3.30                 (.09)             (.71)
  Year ended 4/30/90            14.13               .01 (b)(c)        1.26            1.27                 0.00             (1.02)
  Year ended 4/30/89            12.76              (.01)(c)           2.44            2.43                 0.00             (1.06)
  10/23/87+ to 4/30/88          10.00              (.02)(c)           2.78            2.76                 0.00              0.00
  Class C
  Year ended 10/31/96         $ 24.79            $ (.12)            $ 5.18          $ 5.06               $ 0.00           $  (.63)
  Year ended 10/31/95           21.22              (.03)              4.02            3.99                 (.01)             (.41)
  5/1/94 to 10/31/94**          20.28               .01                .93             .94                 0.00              0.00
  8/2/93++ to 4/30/94           21.47              (.02)(c)           1.15            1.13                 0.00             (2.32)

Premier Growth Fund
  Class A
  Year ended 11/30/96         $ 16.09            $ (.04)(b)         $ 3.20          $ 3.16               $ 0.00           $ (1.27)
  Year ended 11/30/95           11.41              (.03)              5.38            5.35                 0.00              (.67)
  Year ended 11/30/94           11.78              (.09)              (.28)           (.37)                0.00              0.00
  Year ended 11/30/93           10.79              (.05)              1.05            1.00                 (.01)             0.00
  9/28/92+ to 11/30/92          10.00               .01                .78             .79                 0.00              0.00
  Class B
  Year ended 11/30/96         $ 15.81            $ (.14)(b)         $ 3.12          $ 2.98               $ 0.00           $ (1.27)
  Year ended 11/30/95           11.29              (.11)              5.30            5.19                 0.00              (.67)
  Year ended 11/30/94           11.72              (.15)              (.28)           (.43)                0.00              0.00
  Year ended 11/30/93           10.79              (.10)              1.03             .93                 0.00              0.00
  9/28/92+ to 11/30/92          10.00              0.00                .79             .79                 0.00              0.00
  Class C
  Year ended 11/30/96         $ 15.82            $ (.14)(b)         $ 3.13          $ 2.99               $ 0.00          $  (1.27)
  Year ended 11/30/95           11.30              (.08)              5.27            5.19                 0.00              (.67)
  Year ended 11/30/94           11.72              (.09)              (.33)           (.42)                0.00              0.00
  5/3/93++ to 11/30/93          10.48              (.05)              1.29            1.24                 0.00              0.00
------------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                      Total      Net Assets              Ratio of Net
                            Total       Net Asset   Investment   At End Of    Ratio Of    Investment
                          Dividends       Value    Return Based    Period     Expenses   Income (Loss)                 Average
                             And         End Of    on Net Asset    (000's    To Average   To Average     Portfolio    Commission
Fiscal Year or Period   Distributions    Period      Value (a)    omitted)   Net Assets   Net Assets   Turnover Rate   Rate(k)
---------------------   --------------  ---------  ------------  ----------  ----------  ------------  -------------  ----------
Alliance Fund
  Class A
  Year ended 11/30/96      $ (1.09)     $  7.71        16.49%     $  999,067    1.04%         .30%          80%         $0.0646
  Year ended 11/30/95        (1.01)        7.72        37.87         945,309    1.08          .31           81             --
  1/1/94 to 11/30/94**        0.00         6.63        (3.21)        760,679    1.05*         .21*          63             --
  Year ended 12/31/93         (.78)        6.85        14.26         831,814    1.01          .27           66             --
  Year ended 12/31/92         (.53)        6.68        14.70         794,733     .81          .79           58             --
  Year ended 12/31/91         (.70)        6.29        33.91         748,226     .83         1.03           74             --
  Year ended 12/31/90        (1.42)        5.22        (4.36)        620,374     .81         1.56           71             --
  Year ended 12/31/89         (.04)        6.87        23.42         837,429     .75         1.79           81             --
  Year ended 12/31/88         (.43)        5.60        17.10         760,619     .82         1.38           65             --
  Year ended 12/31/87        (2.07)        5.15         4.90         695,812     .76         1.03          100             --
  Year ended 12/31/86        (5.26)        6.87        12.60         652,009     .61         1.39           46             --
  Year ended 12/31/85         (.74)       11.15        31.52         710,851     .59         1.96           62             --
  Class B
  Year ended 11/30/96       $(1.07)      $ 7.40        15.47%     $   44,450    1.87%        (.53)%         80%         $0.0646
  Year ended 11/30/95        (1.00)        7.49        36.61          31,738    1.90         (.53)          81             --
  1/1/94 to 11/30/94**        0.00         6.50        (3.85)         18,138    1.89*        (.60)*         63             --
  Year ended 12/31/93         (.76)        6.76        13.28          12,402    1.90         (.64)          66             --
  Year ended 12/31/92         (.49)        6.64        13.75           3,825    1.64         (.04)          58             --
  3/4/91++  to 12/31/91       (.67)        6.27        13.10             852    1.64*         .10*          74             --
  Class C
  Year ended 11/30/96        $(1.07)     $ 7.41        15.48%     $   13,899    1.86%        (.51)%         80%         $0.0646
  Year ended 11/30/95         (1.00)       7.50        36.79          10,078    1.89         (.51)          81             --
  1/1/94 to 11/30/94**         0.00        6.50        (3.99)          6,230    1.87*        (.59)*         63             --
  5/3/93++ to 12/31/93         (.76)       6.77        13.95           4,006    1.94*        (.74)*         66             --

Growth Fund (i)
  Class A
  Year ended 10/31/96         $(.82)     $34.91        21.65%     $  499,459    1.30%         .15%          46%         $0.0584
  Year ended 10/31/95          (.52)      29.48        20.18         285,161    1.35          .56           61             --
  5/1/94 to 10/31/94**         0.00       25.08         4.98         167,800    1.35*         .86*          24             --
  Year ended 4/30/94          (2.32)      23.89        15.66         102,406    1.40 (f)      .32           87             --
  Year ended 4/30/93          (1.37)      22.67        18.89          13,889    1.40 (f)      .20          124             --
  Year ended 4/30/92          (1.87)      20.31        23.61           8,228    1.40 (f)     1.44          137             --
  9/4/90++ to 4/30/91          (.06)      17.94        32.40             713    1.40*(f)     1.99*         130             --
  Class B
  Year ended 10/31/96          (.63)     $29.21        20.82%     $2,498,097    1.99%        (.54%)         46%         $0.0584
  Year ended 10/31/95          (.42)      24.78        19.33       1,052,020    2.05         (.15)          61             --
  5/1/94 to  10/31/94**        0.00       21.21         4.64         751,521    2.05*         .16*          24             --
  Year ended 4/30/94          (2.32)      20.27        14.79         394,227    2.10 (f)     (.36)          87             --
  Year ended 4/30/93           1.65       19.68        18.16          56,704    2.15 (f)     (.53)         124             --
  Year ended 4/30/92          (2.56)      18.16        22.75          37,845    2.15 (f)      .78          137             --
  Year ended 4/30/91           (.80)      16.88        24.72          22,710    2.10 (f)      .56          130             --
  Year ended 4/30/90          (1.02)      14.38         8.81          15,800    2.00 (f)      .07          165             --
  Year ended 4/30/89          (1.06)      14.13        20.31           7,672    2.00 (f)     (.03)         139             --
  10/23/87+ to 4/30/88         0.00       12.76        27.60           1,938    2.00*(f)     (.40)*         52             --
  Class C
  Year ended 10/31/96         $(.63)     $29.22        20.81%     $  403,478    2.00%        (.55)%         46%         $0.0584
  Year ended 10/31/95          (.42)      24.79        19.32         226,662    2.05         (.15)          61             --
  5/1/94 to 10/31/94**         0.00       21.22         4.64         114,455    2.05*         .16*          24             --
  8/2/93++ to 4/30/94         (2.32)      20.28         5.27          64,030    2.10*(f)     (.31)*         87             --

Premier Growth Fund
  Class A
  Year ended 11/30/96         $(1.27)    $17.98        21.52%     $  172,870    1.65%        (.27)%         95%         $0.0651
  Year ended 11/30/95           (.67)     16.09        49.95          72,366    1.75         (.28)         114             --
  Year ended 11/30/94           0.00      11.41        (3.14)         35,146    1.96         (.67)          98             --
  Year ended 11/30/93           (.01)     11.78         9.26          40,415    2.18         (.61)          68             --
  9/28/92+ to 11/30/92          0.00      10.79         7.90           4,893    2.17*(f)      .91*(f)        0             --
  Class B
  Year ended 11/30/96         $(1.27)    $17.52        20.70%     $  404,137    2.32%        (.94)%         95%         $0.0651
  Year ended 11/30/95           (.67)     15.81        49.01         238,088    2.43         (.95)         114             --
  Year ended 11/30/94           0.00      11.29        (3.67)        139,988    2.47        (1.19)          98             --
  Year ended 11/30/93           0.00      11.72         8.64         151,600    2.70        (1.14)          68             --
  9/28/92+ to 11/30/92          0.00      10.79         7.90          19,941    2.68*(f)      .35*(f)        0             --
  Class C
  Year ended 11/30/96         $(1.27)    $17.54        20.76%     $   60,194    2.32%        (.94)%         95%         $0.0651
  Year ended 11/30/95           (.67)     15.82        48.96          20,679    2.42         (.97)         114             --
  Year ended 11/30/94           0.00      11.30        (3.58)          7,332    2.47        (1.16)          98             --
  5/3/93++ to 11/30/93          0.00      11.72        11.83           3,899    2.79*       (1.35)*         68             --
-------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains

---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Technology Fund
  Class A
  Year ended 11/30/96           $ 46.64          $ (.39)(b)         $  7.28        $  6.89             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.98            (.30)              18.13          17.83               0.00               (3.17)
  1/1/94 to 11/30/94**            26.12            (.32)               6.18           5.86               0.00                0.00
  Year ended 12/31/93             28.20            (.29)               6.39           6.10               0.00               (8.18)
  Year ended 12/31/92             26.38            (.22)(b)            4.31           4.09               0.00               (2.27)
  Year ended 12/31/91             19.44            (.02)              10.57          10.55               0.00               (3.61)
  Year ended 12/31/90             21.57            (.03)               (.56)          (.59)              0.00               (1.54)
  Year ended 12/31/89             20.35            0.00                1.22           1.22               0.00                0.00
  Year ended 12/31/88             20.22            (.03)(c)             .16            .13               0.00                0.00
  Year ended 12/31/87             23.11            (.10)(c)            4.54           4.44               0.00               (7.33)
  Year ended 12/31/86             20.64            (.14)(c)            2.62           2.48               (.01)               0.00
  Year ended 12/31/85             16.52             .02 (c)            4.30           4.32               (.20)               0.00
  Class B
  Year ended 11/30/96           $ 45.76          $ (.70)(b)         $  7.08         $ 6.38             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.61            (.60)(b)           17.92          17.32               0.00               (3.17)
  1/1/94 to 11/30/94**            25.98            (.23)               5.86           5.63               0.00                0.00
  5/3/93++ to 12/31/93            27.44            (.12)               6.84           6.72               0.00               (8.18)
  Class C
  Year ended 11/30/96           $ 45.77          $ (.70)(b)         $  7.07         $ 6.37             $ 0.00             $ (2.38)
  Year ended 11/30/95             31.61            (.58)(b)           17.91          17.33               0.00               (3.17)
  1/1/94 to 11/30/94**            25.98            (.24)               5.87           5.63               0.00                0.00
  5/3/93++ to 12/31/93            27.44            (.13)               6.85           6.72               0.00               (8.18)
Quasar Fund
  Class A
  Year ended 9/30/96            $ 24.16          $ (.25)            $  8.82         $ 8.57             $ 0.00             $ (4.81)
  Year ended 9/30/95              22.65            (.22)(b)            5.59           5.37               0.00               (3.86)
  Year ended 9/30/94              24.43            (.60)               (.36)          (.96)              0.00                (.82)
  Year ended 9/30/93              19.34            (.41)               6.38           5.97               0.00                (.88)
  Year ended 9/30/92              21.27            (.24)              (1.53)         (1.77)              0.00                (.16)
  Year ended 9/30/91              15.67            (.05)               5.71           5.66               (.06)               0.00
  Year ended 9/30/90              24.84             .03 (b)           (7.18)         (7.15)              0.00               (2.02)
  Year ended 9/30/89              17.60             .02 (b)            7.40           7.42               0.00                (.18)
  Year ended 9/30/88              24.47            (.08)(c)           (2.08)         (2.16)              0.00               (4.71)
  Year ended 9/30/87(d)           21.80            (.14)(c)            5.88           5.74               0.00               (3.07)
  Year ended 9/30/86(d)           17.25            0.00                5.54           5.54               (.03)               (.96)
  Year ended 9/30/85(d)           14.67             .04                2.87           2.91               (.11)               (.22)
  Class B
  Year ended 9/30/96            $ 23.03          $ (.20)            $  8.11         $ 7.91             $ 0.00             $ (4.81)
  Year ended 9/30/95              21.92            (.37)(b)            5.34           4.97               0.00               (3.86)
  Year ended 9/30/94              23.88            (.53)               (.61)         (1.14)              0.00                (.82)
  Year ended 9/30/93              19.07            (.18)               5.87           5.69               0.00                (.88)
  Year ended 9/30/92              21.14            (.39)              (1.52)         (1.91)              0.00                (.16)
  Year ended 9/30/91              15.66            (.13)               5.67           5.54               (.06)               0.00
  9/17/90++ to 9/30/90            17.17            (.01)              (1.50)         (1.51)              0.00                0.00
  Class C
  Year ended 9/30/96            $ 23.05          $ (.20)            $  8.10         $ 7.90             $ 0.00             $ (4.81)
  Year ended 9/30/95              21.92            (.37)(b)            5.36           4.99               0.00               (3.86)
  Year ended 9/30/94              23.88            (.36)               (.78)         (1.14)              0.00                (.82)
  5/3/93++ to 9/30/93             20.33            (.10)               3.65           3.55               0.00                0.00
International Fund
  Class A
  Year ended 6/30/96            $ 16.81          $  .05 (b)         $  2.51         $ 2.56             $ 0.00             $ (1.05)
  Year ended 6/30/95              18.38             .04                 .01            .05               0.00               (1.62)
  Year ended 6/30/94              16.01            (.09)               3.02           2.93               0.00                (.56)
  Year ended 6/30/93              14.98            (.01)               1.17           1.16               (.04)               (.09)
  Year ended 6/30/92              14.00             .01 (b)            1.04           1.05               (.07)               0.00
  Year ended 6/30/91              17.99             .05               (3.54)         (3.49)              (.03)               (.47)
  Year ended 6/30/90              17.24             .03                2.87           2.90               (.04)              (2.11)
  Year ended 6/30/89              16.09             .05                3.73           3.78               (.13)              (2.50)
  Year ended 6/30/88              23.70             .17               (1.22)         (1.05)              (.21)              (6.35)
  Year ended 6/30/87              22.02             .15                4.31           4.46               (.03)              (2.75)
  Class B
  Year ended 6/30/96            $ 16.19          $  .07 (b)         $  2.38         $ 2.31             $ 0.00             $ (1.05)
  Year ended 6/30/95              17.90            (.01)               (.08)          (.09)              0.00               (1.62)
  Year ended 6/30/94              15.74            (.19)(b)            2.91           2.72               0.00                (.56)
  Year ended 6/30/93              14.81            (.12)               1.14           1.02               0.00                (.09)
  Year ended 6/30/92              13.93            (.11)(b)            1.02            .91               (.03)               0.00
  9/17/90++ to 6/30/91            15.52             .03               (1.12)         (1.09)              (.03)               (.47)
  Class C
  Year ended 6/30/96            $ 16.20          $  .07 (b)         $  2.38         $ 2.31             $ 0.00             $ (1.05)
  Year ended 6/30/95              17.91            (.14)                .05           (.09)              0.00               (1.62)
  Year ended 6/30/94              15.74            (.11)               2.84           2.73               0.00                (.56)
  5/3/93++ to 6/30/93             15.93            0.00                (.19)          (.19)              0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 16

                                                        Total       Net Assets                Ratio of Net
                              Total      Net Asset    Investment    At End Of    Ratio Of      Investment
                            Dividends      Value     Return Based     Period     Expenses     Income (Loss)                 Average
                              And          End Of     on Net Asset     (000's    To Average     To Average   Portfolio    Commission
 Fiscal Year or Period    Distributions   Period       Value (a)     omitted)   Net Assets     Net Assets   Turnover Rate  Rate (k)
 ---------------------    --------------  --------   -------------  ----------  -----------   ------------- ------------- ----------
Technology Fund
  Class A
  Year ended 11/30/96        $(2.38)      $51.15         16.05%      $594,861      1.74%         (.87)%           30%      $0.0612
  Year ended 11/30/95         (3.17)       46.64         61.93        398,262      1.75          (.77)            55          --
  1/1/94 to 11/30/94**         0.00        31.98         22.43        202,929      1.66*        (1.22)*           55          --
  Year ended 12/31/93         (8.18)       26.12         21.63        173,732      1.73         (1.32)            64          --
  Year ended 12/31/92         (2.27)       28.20         15.50        173,566      1.61          (.90)            73          --
  Year ended 12/31/91         (3.61)       26.38         54.24        191,693      1.71          (.20)           134          --
  Year ended 12/31/90         (1.54)       19.44         (3.08)       131,843      1.77          (.18)           147          --
  Year ended 12/31/89          0.00        21.57          6.00        141,730      1.66           .02            139          --
  Year ended 12/31/88          0.00        20.35          0.64        169,856      1.42 (f)      (.16)(f)        139          --
  Year ended 12/31/87         (7.33)       20.22         19.16        167,608      1.31 (f)      (.56)(f)        248          --
  Year ended 12/31/86          (.01)       23.11         12.03        147,733      1.13 (f)      (.57)(f)        141          --
  Year ended 12/31/85          (.20)       20.64         26.24        147,114      1.14 (f)       .07 (f)        259          --
  Class B
  Year ended 11/30/96        $(2.38)      $49.76         15.20%      $660,921      2.44%        (1.61)%          30%       $0.0612
  Year ended 11/30/95         (3.17)       45.76         60.95        277,111      2.48         (1.47)           55           --
  1/1/94 to 11/30/94**         0.00        31.61         21.67         18,397      2.43*        (1.95)*          55           --
  5/3/93++ to 12/31/93        (8.18)       25.98         24.49          1,645      2.57*        (2.30)*          64           --
  Class C
  Year ended 11/30/96        $(2.38)      $49.76         15.17%      $108,488      2.44%        (1.60)%          30%       $0.0612
  Year ended 11/30/95         (3.17)       45.77         60.98         43,161      2.48         (1.47)           55           --
  1/1/94 to 11/30/94**         0.00        31.61         21.67          7,470      2.41*        (1.94)*          55           --
  5/3/93++ to 12/31/93        (8.18)       25.98         24.49          1,096      2.52*        (2.25)*          64           --
Quasar Fund
  Class A
  Year ended 9/30/96         $(4.81)      $27.92         42.42%      $229,798      1.79%        (1.11)          168%       $0.0596
  Year ended 9/30/95          (3.86)       24.16         30.73        146,663      1.83         (1.06)          160           --
  Year ended 9/30/94           (.82)       22.65         (4.05)       155,470      1.67         (1.15)          110           --
  Year ended 9/30/93           (.88)       24.43         31.58        228,874      1.65         (1.00)          102           --
  Year ended 9/30/92           (.16)       19.34         (8.34)       252,140      1.62          (.89)          128           --
  Year ended 9/30/91           (.06)       21.27         36.28        333,806      1.64          (.22)          118           --
  Year ended 9/30/90          (2.02)       15.67        (30.81)       251,102      1.66           .16            90           --
  Year ended 9/30/89           (.18)       24.84         42.68        263,099      1.73           .10            90           --
  Year ended 9/30/88          (4.71)       17.60         (8.61)        90,713      1.28(f)       (.40)(f)        58           --
  Year ended 9/30/87(d)       (3.07)       24.47         29.61        134,676      1.18(f)       (.56)(f)        76           --
  Year ended 9/30/86(d)        (.99)       21.80         33.79        144,959      1.18           .02            84           --
  Year ended 9/30/85(d)        (.33)       17.25         20.29         77,067      1.18           .22            77           --
  Class B
  Year ended 9/30/96         $(4.81)      $26.13         41.48%      $112,490      2.62%        (1.96)%         168%       $0.0596
  Year ended 9/30/95          (3.86)       23.03         29.78         16,604      2.65         (1.88)          160           --
  Year ended 9/30/94           (.82)       21.92         (4.92)        13,901      2.50         (1.98)          110           --
  Year ended 9/30/93           (.88)       23.88         30.53         16,779      2.46         (1.81)          102           --
  Year ended 9/30/92           (.16)       19.07         (9.05)         9,454      2.42         (1.67)          128           --
  Year ended 9/30/91           (.06)       21.14         35.54          7,346      2.41         (1.28)          118           --
  9/17/90++ to 9/30/90         0.00        15.66         (8.79)            71      2.09*         (.26)*          90           --
  Class C
  Year ended 9/30/96         $(4.81)      $26.14         41.46%      $ 28,541      2.61%        (1.94)%         168%       $0.0596
  Year ended 9/30/95          (3.86)       23.05         29.87          1,611      2.64*        (1.76)*         160           --
  Year ended 9/30/94           (.82)       21.92         (4.92)         1,220      2.48         (1.96)          110           --
  5/3/93++ to 9/30/93          0.00        23.88         17.46            118      2.49*        (1.90)*         102           --
International Fund
  Class A
  Year ended 6/30/96         $(1.05)      $18.32         15.83%      $196,261      1.72%          .31%           78%          --
  Year ended 6/30/95          (1.62)       16.81           .59        165,584      1.73           .26           119           --
  Year ended 6/30/94           (.56)       18.38         18.68        201,916      1.90          (.50)           97           --
  Year ended 6/30/93           (.13)       16.01          7.86        161,048      1.88          (.14)           94           --
  Year ended 6/30/92           (.07)       14.98          7.52        179,807      1.82           .07            72           --
  Year ended 6/30/91           (.50)       14.00        (19.34)       214,442      1.73           .37            71           --
  Year ended 6/30/90          (2.15)       17.99         16.98        265,999      1.45           .33            37           --
  Year ended 6/30/89          (2.63)       17.24         27.65        166,003      1.41           .39            87           --
  Year ended 6/30/88          (6.56)       16.09         (4.20)       132,319      1.41           .84            55           --
  Year ended 6/30/87          (2.78)       23.70         23.05        194,716      1.30           .77            58           --
  Class B
  Year ended 6/30/96         $(1.05)      $17.45         14.87%      $ 72,470      2.55%         (.46)%          78%          --
  Year ended 6/30/95          (1.62)       16.19          (.22)        48,998      2.57          (.62)          119           --
  Year ended 6/30/94           (.56)       17.90         17.65         29,943      2.78         (1.15)           97           --
  Year ended 6/30/93           (.09)       15.74          6.98          6,363      2.70          (.96)           94           --
  Year ended 6/30/92           (.03)       14.81          6.54          5,585      2.68          (.70)           72           --
  9/17/90++ to 6/30/91         (.50)       13.93         (6.97)         3,515      3.39*          .84*           71           --
  Class C
  Year ended 6/30/96         $(1.05)      $17.46         14.85%      $ 26,965      2.53%         (.47)%          78           --
  Year ended 6/30/95          (1.62)       16.20          (.22)        19,395      2.54          (.88)          119           --
  Year ended 6/30/94           (.56)       17.91         17.72         13,503      2.78         (1.12)           97           --
  5/3/93++ to 6/30/93          0.00        15.74         (1.19)           229      2.57*          .08*           94           --
---------------------------------------------------------------------------------------------------------------------------------


                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year of Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------

Worldwide Privatization
 Fund
  Class A
  Year ended 6/30/96            $ 10.18           $  .10 (b)        $  1.85           $  1.95           $ 0.00           $ 0.00
  Year ended 6/30/95               9.75              .06                .37               .43             0.00             0.00
  6/2/94+ to 6/30/94              10.00              .01               (.26)             (.25)            0.00             0.00
  Class B
  Year ended 6/30/96            $ 10.10           $ (.02)           $  1.88           $  1.86           $ 0.00           $ 0.00
  Year ended 6/30/95               9.74              .02                .34               .36             0.00             0.00
  6/2/94+ to 6/30/94              10.00              .00               (.26)             (.26)            0.00             0.00
  Class C
  Year ended 6/30/96            $ 10.10           $  .03            $  1.83           $  1.86           $ 0.00           $ 0.00
  2/8/95++ to 6/30/95              9.53              .05                .52               .57             0.00             0.00
New Europe Fund
  Class A
  Year ended 7/31/96            $ 15.11           $  .18            $  1.02           $  1.20           $ 0.00           $ (.47)
  Year ended 7/31/95              12.66              .04               2.50              2.54             (.09)            0.00
  Period ended 7/31/94**          12.53              .09                .04               .13             0.00             0.00
  Year ended 2/28/94               9.37              .02 (b)           3.14              3.16             0.00             0.00
  Year ended 2/28/93               9.81              .04               (.33)             (.29)            (.15)            0.00
  Year ended 2/29/92               9.76              .02 (b)            .05               .07             (.02)            0.00
  4/2/90+ to 2/28/91              11.11(e)           .26               (.91)             (.65)            (.26)            (.44)
  Class B
  Year ended 7/31/96            $ 14.71           $  .08            $   .99           $  1.07           $ 0.00           $ (.47)
  Year ended 7/31/95              12.41             (.05)              2.44              2.39             (.09)            0.00
  Period ended 7/31/94**          12.32              .07                .02               .09             0.00             0.00
  Year ended 2/28/94               9.28             (.05)(b)           3.09              3.04             0.00             0.00
  Year ended 2/28/93               9.74             (.02)              (.33)             (.35)            (.11)            0.00
  3/5/91++to 2/29/92               9.84             (.04)(b)           (.04)             (.08)            (.02)            0.00
  Class C
  Year ended 7/31/96            $ 14.72           $  .08            $  1.00           $  1.08           $ 0.00           $ (.47)
  Year ended 7/31/95              12.42             (.07)              2.46              2.39             (.09)            0.00
  Period ended 7/31/94**          12.33              .06                .03               .09             0.00             0.00
  5/3/93++ to 2/28/94             10.21             (.04)(b)           2.16              2.12             0.00             0.00
All-Asia Investment Fund
  Class A
  Year ended 10/31/96           $ 10.45           $ (.21)(b)(c)     $   .88           $   .67           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.19) (c)           .64               .45             0.00             0.00
  Class B
  Year ended 10/31/96           $ 10.41           $ (.28)(b)(c)     $   .85           $   .57           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.25)(c)            .66               .41             0.00             0.00
  Class C
  Year ended 10/31/96           $ 10.41           $ (.28)(b)(c)     $   .86           $   .58           $ 0.00           $ (.08)
  11/28/94+ to 10/31/95           10.00             (.35)(c)            .76               .41             0.00             0.00
Global Small Cap Fund
  Class A
  Year ended 7/31/96            $ 10.38           $ (.14)(b)        $  1.90           $  1.76           $ 0.00          $ (.53)
  Year ended 7/31/95              11.08             (.09)              1.50              1.41             0.00           (2.11)(j)
  Period ended 7/31/94**          11.24             (.15)(b)           (.01)             (.16)            0.00            0.00
  Year ended 9/30/93               9.33             (.15)              2.49              2.34             0.00            (.43)
  Year ended 9/30/92              10.55             (.16)             (1.03)            (1.19)            0.00            (.03)
  Year ended 9/30/91               8.26             (.06)              2.35              2.29             0.00            0.00
  Year ended 9/30/90              15.54             (.05)(b)          (4.12)            (4.17)            0.00           (3.11)
  Year ended 9/30/89              11.41             (.03)              4.25              4.22             0.00            (.09)
  Year ended 9/30/88              15.07             (.05)             (1.83)            (1.88)            0.00           (1.78)
  Year ended 9/30/87              15.47             (.07)              4.19              4.12             (.04)          (4.48)
  Class B
  Year ended 7/31/96            $  9.95           $ (.20)(b)        $  1.81           $  1.61           $ 0.00          $ (.53)
  Year ended 7/31/95              10.78             (.12)              1.40              1.28             0.00           (2.11)(j)
  Period ended 7/31/94**          11.00             (.17)(b)           (.05)             (.22)            0.00            0.00
  Year ended 9/30/93               9.20             (.15)              2.38              2.23             0.00            (.43)
  Year ended 9/30/92              10.49             (.20)             (1.06)            (1.26)            0.00            (.03)
  Year ended 9/30/91               8.26             (.07)              2.30              2.23             0.00            0.00
  9/17/90++ to 9/30/90             9.12             (.01)              (.85)             (.86)            0.00            0.00
  Class C
  Year ended 7/31/96            $  9.96           $ (.20)(b)        $  1.82           $  1.62           $ 0.00          $ (.53)
  Year ended 7/31/95              10.79             (.17)              1.45              1.28             0.00           (2.11)(j)
  Period ended 7/31/94**          11.00             (.17)(b)           (.04)             (.21)            0.00            0.00
  5/3/93++ to 9/30/93              9.86             (.05)              1.19              1.14             0.00            0.00
Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96            $ 17.98           $  .35 (b)(c)     $  1.08           $  1.43           $ (.32)         $ (.61)
  Year ended 7/31/95              16.26              .34 (c)           1.64              1.98             (.22)           (.04)
  Period ended 7/31/94**          16.46              .07 (c)           (.27)             (.20)            0.00            0.00
  Year ended 4/30/94              16.97              .16 (c)            .74               .90             (.24)          (1.17)
  Year ended 4/30/93              17.06              .39 (c)            .59               .98             (.42)           (.65)
  Year ended 4/30/92              14.48              .27 (c)           2.80              3.07             (.17)           (.32)
  9/4/90++ to 4/30/91             12.51              .34 (c)           1.66              2.00             (.03)           0.00
-----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                      Total       Net Assets                 Ratio of Net
                                Total     Net Asset Investment    At End Of     Ratio Of      Investment
                              Dividends     Value  Return Based     Period      Expenses     Income (Loss)                 Average
                                 And       End Of  on Net Asset     (000's     To Average     To Average     Portfolio   Commission
                            Distributions  Period    Value (a)     omitted)    Net Assets     Net Assets   Turnover Rate  Rate (k)

                           --------------  ------  ------------   ----------   ----------    ------------- ------------- -----------

Worldwide Privatization
  Fund
  Class A
  Year ended 9/30/96           $ 0.00      $12.13      19.16%    $  672,732       1.87%          .95%           28%           -
  Year ended 6/30/95             0.00       10.18       4.41         13,535       2.56           .66            36            -
  6/2/94+ to 6/30/94             0.00        9.75      (2.50)         4,990       2.75*         1.03*            0            -
  Class B
  Year ended 6/30/96           $ 0.00      $11.96      18.42%    $   83,050       2.83%        (.20%)           28%           -
  Year ended 6/30/95             0.00       10.10       3.70         79,359       3.27          .01             36            -
  6/2/94+ to 6/30/94             0.00        9.74      (2.60)        22,859       3.45*         .33*             0            -
  Class C
  Year ended 6/30/96           $ 0.00      $11.96      18.42%    $    2,383       2.57%         .63%            28%           -
  2/8/95++ to 6/30/95            0.00       10.10       5.98            338       3.27*        2.65 *           36            -
New Europe Fund
  Class A
  Year ended 7/31/96           $ (.47)     $15.84       8.20%    $   74,026       2.14%        1.10%            69%           -
  Year ended 7/31/95             (.09)      15.11      20.22         86,112       2.09          .37             74            -
  Period ended 7/31/94**         0.00       12.66       1.04         86,739       2.06*        1.85*            35            -
  Year ended 2/28/94             0.00       12.53      33.73         90,372       2.30          .17             94            -
  Year ended 2/28/93             (.15)       9.37      (2.82)        79,285       2.25          .47            125            -
  Year ended 2/29/92             (.02)       9.81        .74        108,510       2.24          .16             34            -
  4/2/90+ to 2/28/91             (.70)       9.76      (5.63)       188,016       1.52*        2.71*            48            -
  Class B
  Year ended 7/31/96           $ (.47)     $15.31       7.53%      $ 42,662       2.86%         .59%            69%           -
  Year ended 7/31/95             (.09)      14.71      19.42         34,527       2.79         (.33)            74            -
  Period ended 7/31/94**         0.00       12.41        .73         31,404       2.76*        1.15*            35            -
  Year ended 2/28/94             0.00       12.32      32.76         20,729       3.02         (.52)            94            -
  Year ended 2/28/93             (.11)       9.28      (3.49)         1,732       3.00         (.50)           125            -
  3/5/91++ to 2/29/92            (.02)       9.74        .03          1,423       3.02*        (.71)*           34            -
  Class C
  Year ended 7/31/96           $ (.47)     $15.33       7.59%      $ 10,141      2.87%          .58%            69%           -
  Year ended 7/31/95             (.09)      14.72      19.40          7,802      2.78          (.33)            74            -
  Period ended 7/31/94**         0.00       12.42        .73         11,875      2.76*         1.15*            35            -
  5/3/93++ to 2/28/94            0.00       12.33      20.77         10,886      3.00*         (.52)*           94            -
All-Asia Investment Fund
  Class A
  Year ended 10/31/96          $ (.08)     $11.04       6.43%       $12,284      3.37% (f)    (1.75)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.45       4.50          2,870      4.42 *(f)    (1.87) *(f)       90            -
Class B
  Year ended 10/31/96          $ (.08)     $10.90       5.49%       $23,784      4.07% (f)    (2.44)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.41       4.10          5,170      5.20 *(f)    (2.64) *(f)       90            -
Class C
  Year ended 10/31/96            (.08)     $10.91       5.59%       $ 4,228      4.07% (f)    (2.42)% (f)       66%       $ 0.0280
  11/28/94+ to 10/31/95          0.00       10.41       4.10            597      5.84 *(f)    (3.41) *(f)       90            -
Global Small Cap Fund
  Class A
  Year ended 7/31/96           $ (.53)     $11.61      17.46%       $68,623      2.51%        (1.22)%          139%           -
  Year ended 7/1/95             (2.11)      10.38      16.62         60,057      2.54 (f)     (1.17)  (f)      128            -
  Period ended 7/31/94**         0.00       11.08      (1.42)        61,372      2.42*        (1.26)*           78            -
  Year Ended 9/30/93             (.43)      11.24      25.83         65,713      2.53         (1.13)            97            -
  Year ended 9/30/92             (.03)       9.33     (11.30)        58,491      2.34          (.85)           108            -
  Year ended 9/30/91             0.00       10.55      27.72         84,370      2.29          (.55)           104            -
  Year ended 9/30/90            (3.11)       8.26     (31.90)        68,316      1.73          (.46)            89            -
  Year ended 9/30/89             (.09)      15.54      37.34        113,583      1.56          (.17)           106            -
  Year ended 9/30/88            (1.78)      11.41      (8.11)        90,071      1.54 (f)      (.50)  (f)       74            -
  Year ended 9/30/87            (4.52)      15.07      34.11        113,305      1.41 (f)      (.44)  (f)       98            -
  Class B
  Year ended 7/31/96           $ (.53)     $11.03      16.69%       $14,247      3.21%        (1.88)%          139%           -
  Year ended 7/31/95            (2.11)       9.95      15.77          5,164      3.20 (f)     (1.92)  (f)      128            -
  Period ended 7/31/94**         0.00       10.78      (2.00)         3,889      3.15*        (1.93)*           78            -
  Year ended 9/30/93             (.43)      11.00      24.97          1,150      3.26         (1.85)            97            -
  Year ended 9/30/92             (.03)       9.20     (12.03)           819      3.11         (1.31)           108            -
  Year ended 9/30/91             0.00       10.49      27.00            121      2.98         (1.39)           104            -
  9/17/90++ to 9/30/90           0.00        8.26      (9.43)           183      2.61*        (1.30)*           89            -
  Class C
  Year ended 7/31/96           $ (.53)     $11.05      16.77%       $ 4,119      3.19%        (1.85)%          139%           -
  Year ended 7/31/95            (2.11)       9.96      15.75          1,407      3.25 (f)     (2.10)  (f)      128            -
  Period ended 7/31/94**         0.00       10.79      (1.91)         1,330      3.13*        (1.92)*           78            -
  5/3/93++ to 9/30/93            0.00       11.00      11.56            261      3.75*        (2.51)*           97            -
Strategic Balanced Fund (i)
  Class A
  Year ended 7/31/96           $ (.93)     $18.48       8.05%       $18,329      1.40% (f)     1.78% (f)      173%            -
  Year ended 7/31/95             (.26)      17.98      12.40         10,952      1.40  (f)     2.07  (f)      172             -
  Period ended 7/31/94**         0.00       16.26      (1.22)         9,640      1.40  (f)     1.63* (f)       21             -
  Year ended 4/30/94            (1.41)      16.46       5.06          9,822      1.40  (f)     1.67  (f)      139             -
  Year ended 4/30/93            (1.07)      16.97       5.85          8,637      1.40  (f)     2.29  (f)       98             -
  Year ended 4/30/92             (.49)      17.06      20.96          6,843      1.40  (f)     1.92  (f)      103             -
  9/4/90++ to 4/30/91            (.03)      14.48      16.00            443      1.40* (f)     3.54* (f)      137             -
---------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year or Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------

Strategic Balanced Fund (i) (continued)
  Class B
  Year ended 7/31/96......... $  15.56            $  .16 (b)(c)     $   .98          $   1.14            $  (.20)        $  (.61)
  Year ended 7/31/95.........    14.10               .22 (c)           1.40              1.62               (.12)           (.04)
  Period ended 7/31/94**.....    14.30               .03 (c)           (.23)             (.20)              0.00            0.00
  Year ended 4/30/94.........    14.92               .06 (c)            .63               .69               (.14)          (1.17)
  Year ended 4/30/93.........    15.51               .23 (c)            .53               .76               (.25)          (1.10)
  Year ended 4/30/92.........    13.96               .22 (c)           2.70              2.92               (.29)          (1.08)
  Year ended 4/30/91.........    12.40               .43 (c)           1.60              2.03               (.47)           0.00
  Year ended 4/30/90.........    11.97               .50 (b)(c)         .60              1.10               (.25)           (.42)
  Year ended 4/30/89.........    11.45               .48 (c)           1.11              1.59               (.30)           (.77)
  10/23/87+ to 4/30/88.......    10.00               .13 (c)           1.38              1.51               (.06)           0.00
  Class C
  Year ended 7/31/96.........  $ 15.57            $  .14 (b)(c)     $   .99          $   1.13            $  (.20)        $  (.61)
  Year ended 7/31/95.........    14.11               .16 (c)           1.46              1.62               (.12)           (.04)
  Period ended 7/31/94**.....    14.31               .03 (c)           (.23)             (.20)              0.00            0.00
  8/2/93++ to 4/30/94........    15.64               .15 (c)           (.17)             (.02)              (.14)          (1.17)
Balanced Shares
  Class A
  Year ended 7/31/96.........  $ 15.08            $  .37            $   .45          $    .82            $  (.41)        $ (1.48)
  Year ended 7/31/95.........    13.38               .46               1.62              2.08               (.36)           (.02)
  Period ended 7/31/94**.....    14.40               .29               (.74)             (.45)              (.28)           (.29)
  Year ended 9/30/93.........    13.20               .34               1.29              1.63               (.43)           0.00
  Year ended 9/30/92.........    12.64               .44                .57              1.01               (.45)           0.00
  Year ended 9/30/91.........    10.41               .46               2.17              2.63               (.40)           0.00
  Year ended 9/30/90.........    14.13               .45              (2.14)            (1.69)              (.40)          (1.63)
  Year ended 9/30/89.........    12.53               .42               2.18              2.60               (.46)           (.54)
  Year ended 9/30/88.........    16.33               .46              (1.07)             (.61)              (.44)          (2.75)
  Year ended 9/30/87.........    14.64               .67               1.62              2.29               (.60)           0.00
  Class B
  Year ended 7/31/96.........  $ 14.88            $  .28            $   .42           $   .70            $  (.31)        $ (1.48)
  Year ended 7/31/95.........    13.23               .30               1.65              1.95               (.28)           (.02)
  Period ended 7/31/94**.....    14.27               .22               (.75)             (.53)              (.22)           (.29)
  Year ended 9/30/93.........    13.13               .29               1.22              1.51               (.37)           0.00
  Year ended 9/30/92.........    12.61               .37                .54               .91               (.39)           0.00
  2/4/91++ to 9/30/91........    11.84               .25                .80              1.05               (.28)           0.00
  Class C
  Year ended 7/31/96.........  $ 14.89            $  .26            $   .45           $   .71            $  (.31)        $ (1.48)
  Year ended 7/31/95.........    13.24               .30               1.65              1.95               (.28)           (.02)
  Period ended 7/31/94**.....    14.28               .24               (.77)             (.53)              (.22)           (.29)
  5/3/93++ to 9/30/93........    13.63               .11                .71               .82               (.17)           0.00
Income Builder Fund (h)
  Class A
  Year ended 10/31/96........  $ 10.70            $  .56 (b)        $   .98           $  1.54            $  (.55)        $  (.12)
  Year ended 10/31/95........     9.69               .93 (b)            .59              1.52               (.51)           0.00
  3/25/94++ to 10/31/94......    10.00               .96              (1.02)             (.06)              (.05)(g)        (.20)
  Class B
  Year ended 10/31/96........  $ 10.70            $  .47 (b)        $   .98           $  1.45            $  (.48)        $  (.12)
  Year ended 10/31/95........     9.68               .63 (b)            .83              1.46               (.44)           0.00
  3/25/94++ to 10/31/94......    10.00               .88               (.98)             (.10)              (.06)(g)        (.16)
  Class C
  Year ended 10/31/96........  $ 10.67            $  .46 (b)        $   .99           $  1.45            $  (.48)        $  (.12)
  Year ended 10/31/95........     9.66               .40 (b)           1.05              1.45               (.44)           0.00
  Year ended 10/31/94........    10.47               .50               (.85)             (.35)              (.11)(g)        (.35)
  Year ended 10/31/93........     9.80               .52                .51              1.03               (.36)           0.00
  Year ended 10/31/92........    10.00               .55               (.28)              .27               (.47)           0.00
  10/25/91+ to 10/31/91......    10.00               .01               0.00               .01               (.01)           0.00
Utility Income Fund
  Class A
  Year ended 11/30/96........  $ 10.22            $  .18 (b)(c)     $   .65           $   .83            $  (.46)        $  0.00
  Year ended 11/30/95........     8.97               .30 (c)           1.40              1.70               (.45)           0.00
  Year ended 11/30/94........     9.92               .42 (c)           (.89)             (.47)              (.48)           0.00
  10/18/93+ to 11/30/93......    10.00               .02 (c)           (.10)             (.08)              0.00            0.00
  Class B
  Year ended 11/30/96........  $ 10.20            $  .10 (b)(c)     $   .67           $   .77            $  (.40)        $  0.00
  Year ended 11/30/95........     8.96               .27 (c)           1.36              1.63               (.39)           0.00
  Year ended 11/30/94........     9.91               .37 (c)           (.91)             (.54)              (.41)           0.00
  10/18/93+ to 11/30/93......    10.00               .01 (c)           (.10)             (.09)              0.00            0.00
  Class C
  Year ended 11/30/96........  $ 10.22            $  .11 (b)(c)     $   .66           $   .77            $  (.40)        $  0.00
  Year ended 11/30/95........     8.97               .17 (c)           1.47              1.64               (.39)           0.00
  Year ended 11/30/94........     9.92               .39 (c)           (.93)             (.54)              (.41)           0.00
  10/27/93+ to 11/30/93......    10.00               .01 (c)           (.09)             (.08)              0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------

 Please refer to the footnotes on page 16.

                                                       Total       Net Assets                   Ratio of Net
                                Total     Net Asset  Investment    At End Of     Ratio Of      Investment
                              Dividends     Value   Return Based     Period      Expenses     Income (Loss)               Average
                                 And       End Of   on Net Asset     (000's     To Average     To Average     Portfolio  Commission
Fiscal Year or Period       Distributions  Period     Value (a)     omitted)    Net Assets     Net Assets   Turnover Rate  Rate (k)
---------------------       -------------  ------   ------------   ----------   ----------    ------------- ------------- ----------

Strategic Balanced Fund
 (i) (continued)
 Class B
  Year ended 7/31/96.......... $ (.81)     $15.89        7.41%       $28,492      2.10% (f)     .99% (f)       173%           -
  Year ended 7/31/95..........   (.16)      15.56       11.63         37,301      2.10  (f)    1.38  (f)       172            -
  Period ended 7/31/94**......   0.00       14.10       (1.40)        43,578      2.10* (f)     .92* (f)        21            -
  Year ended 4/30/94..........  (1.31)      14.30        4.29         43,616      2.10  (f)     .93  (f)       139            -
  Year ended 4/30/93..........  (1.35)      14.92        4.96         36,155      2.15  (f)    1.55  (f)        98            -
  Year ended 4/30/92..........  (1.37)      15.51       20.14        31, 842      2.15  (f)    1.34  (f)       103            -
  Year ended 4/30/91..........   (.47)      13.96       16.73         22,552      2.10  (f)    3.23  (f)       137            -
  Year ended 4/30/90..........   (.67)      12.40        8.85         19,523      2.00  (f)    3.85  (f)       120            -
  Year ended 4/30/89..........  (1.07)      11.97       14.66          5,128      2.00  (f)    4.31  (f)       103            -
  10/23/87+ to 4/30/88........   (.06)      11.45       15.10          2,344      2.00* (f)    2.44* (f)        72            -
  Class C
  Year ended 73196............ $ (.81)     $15.89        7.34%        $3,157     2.10%  (f)    .99%  (f)       173%           -
  Year ended 7/31/95..........   (.16)      15.57       11.62          4,113     2.10   (f)   1.38   (f)       172            -
  Period ended 7/31/94**......   0.00       14.11       (1.40)         4,317     2.10*  (f)    .93*  (f)        21            -
  8/2/93++ to 4/30/94.........  (1.31)      14.31         .45          4,289     2.10*  (f)    .69*  (f)       139            -
Balanced Shares
  Class A
  Year ended 7/31/96.......... $(1.89)     $14.01        5.23%      $102,567     1.38%        2.41%            227%           -
  Year ended 7/31/95..........   (.38)      15.08       15.99        122,033     1.32         3.12             179            -
  Period ended 7/31/94**......   (.57)      13.38       (3.21)       157,637     1.27*        2.50*            116            -
  Year ended 9/30/93..........   (.43)      14.40       12.52        172,484     1.35         2.50             188            -
  Year ended 9/30/92..........   (.45)      13.20        8.14        143,883     1.40         3.26             204            -
  Year ended 9/30/91..........   (.40)      12.64       25.52        154,230     1.44         3.75              70            -
  Year ended 9/30/90..........  (2.03)      10.41      (13.12)       140,913     1.36         4.01             169            -
  Year ended 9/30/89..........  (1.00)      14.13       22.27        159,290     1.42         3.29             132            -
  Year ended 9/30/88..........  (3.19)      12.53       (1.10)       111,515     1.42         3.74             190            -
  Year ended 9/30/87..........   (.60)      16.33       15.80        129,786     1.17         4.14             136            -
  Class B
  Year ended 7/31/96.......... $(1.79)     $13.79        4.45%      $ 18,393     2.16%         1.61%           227%           -
  Year ended 7/31/95..........   (.30)      14.88       15.07         15,080     2.11          2.30            179            -
  Period ended 7/31/94**......   (.51)      13.23       (3.80)        14,347     2.05*         1.73*           116            -
  Year ended 9/30/93..........   (.37)      14.27       11.65         12,789     2.13          1.72            188            -
  Year ended 9/30/92..........   (.39)      13.13        7.32          6,499     2.16          2.46            204            -
  2/4/91++ to 9/30/91.........   (.28)      12.61        8.96          1,830     2.13*         3.19*            70            -
  Class C
  Year ended 7/31/96.......... $(1.79)     $13.81        4.52%      $  6,096    2.15%          1.63%           227%           -
  Year ended 7/31/95..........   (.30)      14.89       15.06          5,108    2.09           2.32            179            -
  Period ended 7/31/94**......   (.51)      13.24       (3.80)         6,254    2.03*          1.81*           116            -
  5/3/93++ to 9/30/93.........   (.17)      14.28        6.01          1,487    2.29*          1.47*           188            -
Income Builder Fund (h)
  Class A
  Year ended 10/31/96......... $ (.67)     $11.57       14.82%      $  2,056    2.20%          4.92%           108%        $ 0.0600
  Year ended 10/31/95.........   (.51)      10.70       16.22          1,398    2.38           5.44             92            -
  3/25/94++ to 10/31/94.......   (.25)       9.69        (.54)           600    2.52*          6.11*           126            -
  Class B
  Year ended 10/31/96......... $ (.60)     $11.55       13.92%      $  5,775    2.92%          4.19%           108%        $ 0.0600
  Year ended 10/31/95.........   (.44)      10.70       15.55          3,769    3.09           4.73             92            -
  3/25/94++ to 10/31/94.......   (.22)       9.68        (.99)         1,998    3.09*          5.07*           126            -
Class C
  Year ended 10/31/96......... $ (.60)     $11.52       13.96%      $ 44,441    2.93%          4.13%           108%        $ 0.0600
  Year ended 10/31/95.........   (.44)      10.67       15.47         49,107    3.02           4.81             92             -
  Year ended 10/31/94.........   (.46)       9.66       (3.44)        64,027    2.67           3.82            126             -
  Year ended 10/31/93.........   (.36)      10.47       10.65        106,034    2.32           6.85            101             -
  Year ended 10/31/92.........   (.47)       9.80        2.70        152,617    2.33           5.47            108             -
  10/25/91+ to 10/31/91.......   (.01)      10.00         .11         41,813    0.00* (f)       .94*(f)          0             -
Utility Income Fund
Class A
  Year ended 11/30/96.........  $(.46)     $10.59        8.47%      $  3,294    1.50% (f)      1.67%(f)         98%        $ 0.0536
  Year ended 11/30/95.........   (.45)      10.22       19.32          2,748    1.50  (f)      2.48 (f)        162             -
  Year ended 11/30/94.........   (.48)       8.97       (4.86)         1,068    1.50  (f)      4.13 (f)         30             -
  10/18/93+ to 11/30/93.......   0.00        9.92        (.80)           229    1.50* (f)      2.35*(f)         11             -
Class B
  Year ended 11/30/96.........  $(.40)     $10.57        7.82%      $ 13,561    2.20% (f)       .95%(f)        .98%        $ 0.0536
  Year ended 11/30/95.........   (.39)      10.20       18.40         10,988    2.20           1.60 (f)        162             -
  Year ended 11/30/94.........   (.41)       8.96       (5.59)         2,353    2.20  (f)      3.53 (f)         30             -
  10/18/93+ to 11/30/93.......   0.00        9.91        (.90)           244    2.20* (f)      2.84*(f)         11             -
Class C
  Year ended 11/30/96.........  $(.40)     $10.59        7.81%      $  3,376    2.20% (f)       .94%(f)         98%        $ 0.0536
  Year ended 11/30/95.........   (.39)      10.22       18.63          3,500    2.20  (f)      1.88 (f)        162             -
  Year ended 11/30/94.........   (.41)       8.97       (5.58)         2,651    2.20  (f)      3.60 (f)         30             -
  10/27/93+ to 11/30/93.......   0.00        9.92        (.80)            18    2.20* (f)      3.08*(f)         11             -
-----------------------------------------------------------------------------------------------------------------------------------

                                  Net                                Net               Net
                                 Asset                           Realized and       Increase
                                 Value                            Unrealized     (Decrease) in      Dividends from     Distributions
                              Beginning of    Net Investment    Gain (Loss) on   Net Asset Value    Net Investment       From Net
Fiscal Year or Period           Period         Income (Loss)      Investments    From Operations        Income        Realized Gains
---------------------         ------------    --------------    --------------   ---------------    --------------    --------------
Growth and Income Fund
  Class A
  Year ended 10/31/96           $  2.71          $   .05              $   .50        $   .55            $  (.05)         $  (.21)
  Year ended 10/31/95              2.35              .02                  .52            .54               (.06)            (.12)
  Year ended 10/31/94              2.61              .06                 (.08)          (.02)              (.06)            (.18)
  Year ended 10/31/93              2.48              .06                  .29            .35               (.06)            (.16)
  Year ended 10/31/92              2.52              .06                  .11            .17               (.06)            (.15)
  Year ended 10/31/91              2.28              .07                  .56            .63               (.09)            (.30)
  Year ended 10/31/90              3.02              .09                 (.30)          (.21)              (.10)            (.43)
  Year ended 10/31/89              3.05              .10                  .43            .53               (.08)            (.48)
  Year ended 10/31/88              3.48              .10                  .33            .43               (.08)            (.78)
  Year ended 10/31/87              3.52              .11                 (.03)           .08               (.12)            0.00
  Year ended 10/31/86              3.01              .12                  .92           1.04               (.13)            (.40)
  Year ended  10/31/85             2.93              .14                  .42            .56               (.15)            (.33)
  Class B
  Year ended 10/31/96           $  2.69          $   .03              $   .51        $   .54            $  (.03)         $  (.21)
  Year ended 10/31/95              2.34              .01                  .49            .50               (.03)            (.12)
  Year ended 10/31/94              2.60              .04                 (.08)          (.04)              (.04)            (.18)
  Year ended 10/31/93              2.47              .05                  .28            .33               (.04)            (.16)
  Year ended 10/31/92              2.52              .04                  .11            .15               (.05)            (.15)
  2/8/91++ to 10/31/91             2.40              .04                  .12            .16               (.04)            0.00
  Class C
  Year ended 10/31/96           $  2.70          $   .03              $   .50        $   .53            $  (.03)         $  (.21)
  Year ended 10/31/95           $  2.34              .01                  .50            .51               (.03)            (.12)
  Year ended 10/31/94              2.60              .04                 (.08)          (.04)              (.04)            (.18)
  5/3/93 ++ to 10/31/93            2.43              .02                  .17            .19               (.02)            0.00
------------------------------------------------------------------------------------------------------------------------------------

 +   Commencement of operations.
++   Commencement of distribution.
 *   Annualized.
**   Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                         1992                1993              1994             1995              1996
All-Asia Investment Fund
   Class A                                   -                  -                  -           10.57%#            3.62
   Class B                                   -                  -                  -           11.32%#            4.32
   Class C                                   -                  -                  -           11.38%#            4.32
Growth Fund
   Class A                                1.94%              1.84%              1.46%              -                 -
   Class B                                2.65%              2.52%              2.13%              -                 -
   Class C                                   -                  -               2.13%#             -                 -
Premier Growth
   Class A                                3.33%#                -                  -               -                 -
   Class B                                3.78%#                -                  -               -                 -
Net investment income ratios for Premier Growth would have been (.25%#) for Class A and (.75%#) for Class B for this same period.
Global Small Cap Fund
   Class A                                   -                  -                  -            2.61%                -
   Class B                                   -                  -                  -            3.27%                -
   Class C                                   -                  -                  -            3.31%                -
Strategic Balanced Fund
   Class A                                2.05%              1.85%              1.70%1          1.81%             1.76%
                                                                                1.94%#2
   Class B                                2.70%              2.56%              2.42%1          2.49%             2.47%
                                                                                2.64%#2
   Class C                                   -                  -               2.07%#1         2.50%             2.48%
                                                                                2.64%#2
Utility Income Fund
   Class A                                   -             145.63%#            13.72%           4.86%#            3.38
   Class B                                   -             133.62%#            14.42%           5.34%#            4.08
   Class C                                   -             148.03%#            14.42%           5.99%#            4.07
------------------

     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1992, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01); with respect to Class B shares, $(.01); and with respect to Class C shares, for the year ended October 31, 1994, $(.02).

(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.

(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.

(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12); with respect to Class B shares, $(.12); and with respect to Class C shares, $(.12).

(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                     Total       Net Assets               Ratio of Net
                             Total      Net Asset  Investment    At End Of     Ratio Of    Investment
                           Dividends      Value   Return Based     Period      Expenses   Income (Loss)                 Average
                              And        End Of   on Net Asset     (000's     To Average   To Average     Portfolio    Commission
                         Distributions   Period     Value (a)     omitted)    Net Assets   Net Assets   Turnover Rate   Rate (k)
                        --------------   ------   ------------   -----------  ----------  ------------- -------------  ----------

Growth and Income Fund
  Class A
  Year ended 10/31/96       $ (.26)      $ 3.00       21.51%      $  553,151       .97%     1.73%            88%         $ 0.0625
  Year ended 10/31/95         (.18)        2.71       24.21          458,158      1.05      1.88            142                --
  Year ended 10/31/94         (.24)        2.35        (.67)         414,386      1.03      2.36             68                --
  Year ended 10/31/93         (.22)        2.61       14.98          459,372      1.07      2.38             91                --
  Year ended 10/31/92         (.21)        2.48        7.23          417,018      1.09      2.63            104                --
  Year ended 10/31/91         (.39)        2.52       31.03          409,597      1.14      2.74             84                --
  Year ended 10/31/90         (.53)        2.28       (8.55)         314,670      1.09      3.40             76                --
  Year ended 10/31/89         (.56)        3.02       21.59          377,168      1.08      3.49             79                --
  Year ended 10/31/88         (.86)        3.05       16.45          350,510      1.09      3.09             66                --
  Year ended 10/31/87         (.12)        3.48        2.04          348,375       .86      2.77             60                --
  Year ended 10/31/86         (.53)        3.52       34.92          347,679       .81      3.31             11                --
  Year ended 10/31/85         (.48)        3.01       19.53          275,681       .95      3.78             15                --
Class B
  Year ended 10/31/96       $ (.24)      $ 2.99       21.20%      $  235,263      1.78%      .91%            88%         $ 0.0625
  Year ended 10/31/95         (.15)        2.69       22.84          136,758      1.86      1.05            142                --
  Year ended 10/31/94         (.22)        2.34       (1.50)         102,546      1.85      1.56             68                --
  Year ended 10/31/93         (.20)        2.60       14.22           76,633      1.90      1.58             91                --
  Year ended 10/31/92         (.20)        2.47        6.22           29,656      1.90      1.69            104                --
  2/8/91++ to 10/31/91        (.04)        2.52        6.83           10,221      1.99*     1.67*            84                --
Class C
  Year ended 10/31/96       $ (.24)      $ 2.99       20.72%      $   61,356      1.76%      .93%            88%         $ 0.0625
  Year ended 10/31/95         (.15)        2.70       23.30           35,835      1.84      1.04            142                --
  Year ended 10/31/94         (.22)        2.34       (1.50)          19,395      1.84      1.61             68                --
  5/3/93++ to 10/31/93        (.02)        2.60        7.85            7,774      1.96*     1.45*            91                --
------------------------------------------------------------------------------------------------------------------------------------


Please refer to the footnotes on page 16.
--------------------------------------------------------------------------------
                                   Glossary
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.

Fitch is Fitch Investors Service, L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds

The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund

The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund

Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible bonds. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund

Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund

Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund

Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds

The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund

Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.


The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government-or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations-- Securities Ratings" and "- -Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund

Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund

Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings", "--Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of

Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund

Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds

The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S.

Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares

Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund

Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants; (ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts; (vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund

Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations-- Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund

Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES

Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations-- Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities, while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A
Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates are set forth under "Financial Highlights." These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion);
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-- dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement ("PSBR"), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995-96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and its is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimato, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed- income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities.

They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                               PURCHASE AND SALE
--------------------------------------------------------------------------------
                                   OF SHARES
-------------------------------------------------------------------------------

HOW TO BUY SHARES

You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statement of Additional Information for more information.

Existing shareholders may make subsequent purchases by electronic funds transfer if they have completed the Telephone Transactions section of the Subscription Application or the Shareholder Options form obtained from Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent. Telephone purchase orders can be made by calling (800) 221-5672, may not exceed $500,000, must be received by the Fund by 3:00 p.m. Eastern time on a Fund business day and will be made at the next day's net asset value (less any applicable sales charge).

Each Fund offers three classes of shares through this prospectus, Class A, Class B and Class C. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Class A Shares--Initial Sales Charge Alternative
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                             Initial Sales Charge
                            as % of                           Commission to
                           Net Amount        as % of         Dealer/Agent as %
Amount Purchased           Invested        Offering Price   of Offering Price
-------------------------------------------------------------------------------
Less than $100,000          4.44%            4.25%               4.00%
-------------------------------------------------------------------------------
$100,000 to
less than $250,000          3.36             3.25                3.00
-------------------------------------------------------------------------------
$250,000 to
less than $500,000          2.30             2.25                2.00
-------------------------------------------------------------------------------
$500,000 to
less than $1,000,000        1.78             1.75                1.50
-------------------------------------------------------------------------------

On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statement of Additional Information.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within four years after purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares.

The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.

                    Year Since Purchase                CDSC
                    ---------------------------------------
                    First...........................   4.0%
                    Second..........................   3.0%
                    Third...........................   2.0%
                    Fourth..........................   1.0%
                    Fifth...........................   None

Class B shares are subject to higher distribution fees than Class A shares for a period (after which they convert to Class A shares) of eight years, or six years with respect to Premier Growth Fund. The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase Class C shares without any initial sales charge. A Fund will thus receive the full amount of your purchase, and, if you hold your shares for one year or more, you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Class C shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of their original cost or net asset value at the time of redemption.

Application of the CDSC

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan. See the Statements of Additional Information.

How the Funds Value Their Shares

The net asset value of each Class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that Class by the outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

General

The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000.

Each Fund offers a fourth class of shares, Advisor Class shares, by means of separate prospectus. Advisor Class shares may be purchased and held solely by
(i) accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account to the broker-dealer or other financial intermediary, or its affiliate or agent, (ii) a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets and (iii) investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. Advisor Class shares are offered without any initial sales charge or CDSC and without an ongoing distribution fee and are expected, therefore, to have different performance than Class A, Class B or Class C shares. You may obtain more information about Advisor Class shares by contacting AFS at 800-221-5672 or by contacting your financial representative.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES

You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Selling Shares Through Your Broker

Your broker must receive your request before 4:00 p.m. Eastern time, and your broker must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value (less any applicable CDSC). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES

You may exchange your shares of any Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purposes of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the Prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                                                            Principal occupation
                                                               during the past
      Fund           Employee; year; title                       five years
--------------------------------------------------------------------------------

The Alliance Fund    Alden M. Stewart since 1997--          Associated with
                     Executive Vice President of            Alliance since
                     Alliance Capital Management            1993; prior
                     Corporation (ACMC*)                    thereto,
                                                            associated with
                                                            Equitable Capital

                     Randall E. Haase since 1997--          Associated with
                     Senior Vice President of ACMC          Alliance since July
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital
                                                            Management
                                                            Corporation
                                                            ("Equitable
                                                            Capital")**

Growth Fund          Tyler Smith since inception--          Associated with
                     Senior Vice President of ACMC          Alliance since
                                                            July 1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

Premier Growth Fund  Alfred Harrison since inception--      Associated with
                     Vice Chairman of ACMC                  Alliance

Technology Fund      Peter Anastos since 1992--             Associated with
                     Senior Vice President of ACMC          Alliance

                     Gerald T. Malone since 1992--          Associated with
                     Senior Vice President of ACMC          Alliance since
                                                            1992; prior
                                                            thereto
                                                            associated with
                                                            College
                                                            Retirement
                                                            Equities Fund

Quasar Fund           Alden M. Stewart since 1994--         (see above)
                      (see above)

                      Randall E. Haase since 1994--         (see above)
                      (see above)

International Fund    A. Rama Krishna since 1993--          Associated with
                      Senior Vice President of ACMC         Alliance; since
                      and director of Asian Equity          1993; prior
                      research                              thereto,
                                                            Chief Investment
                                                            Strategist and
                                                            Director--Equity
                                                            Research for CS
                                                            First Boston

Worldwide             Mark H. Breedon since inception---    Associated
Privatization         Senior Vice President of ACMC         with
                      and Director and Vice President       Alliance
                      of Alliance Capital Limited ***

New Europe Fund       Nigel Hankin since 1996---            Associated with
                      Vice President of ACMC                Alliance since
                                                            1996; prior
                                                            thereto, portfolio
                                                            manager at
                                                            Draycott Partners.

                      Gregory Eckersley since 1996---       Associated with
                      Vice President of ACMC                Alliance since
                                                            1996; prior
                                                            thereto, portfolio
                                                            manager at
                                                            Draycott Partners.

All-Asia Investment   A. Rama Krishna since inception--     (see above)
Fund                  (see above)

Global Small Cap      Alden M. Stewart since 1994--         (see above)
Fund                  (see above)

                      Randall E. Haase since 1994--         (see above)
                      (see above)

                      Ronald L. Simcoe since 1993--         Associated with
                      Vice President of ACMC                Alliance since
                                                            1993; prior
                                                            thereto,
                                                            associated with
                                                            Equitable Capital

                                                            Principal occupation
                                                               during the past
      Fund           Employee; year; title                       five years
--------------------------------------------------------------------------------
Strategic Balanced   Robert G. Heisterberg                  Associated with
Fund                 since 1996--Senior Vice                Alliance
                     President of ACMC

Balanced Shares      Kevin J. O'Brien since 1996--          Associated with
                     Senior Vice President of ACMC          Alliance

Income Builder Fund  Andrew M. Aran since 1994--            Associated with
                     Senior Vice President of ACMC          Alliance

                     Thomas M. Perkins since 1991--         Associated with
                     Senior Vice President of ACMC          Alliance

Utility Income Fund  Paul Rissman since 1996--              Associated with
                     Vice President of ACMC.                Alliance

Growth & Income      Paul Rissman since 1994--              Associated with
Fund                 (see above)                            Alliance
--------------------------------------------------------------------------------
   * The sole general partner of Alliance.
  ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
 *** An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA
INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia- Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more "Rule 12b-1 plans" (for each Fund, a "Plan") and has entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% (.50% with respect to Growth Fund, Premier Growth Fund and Strategic Balanced Fund) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Directors of Growth Fund and Strategic Balanced Fund currently limit payments with respect to Class A shares under the Plan to .30% of each Fund's aggregate average daily net assets attributable to Class A shares. The Directors of Premier Growth Fund currently limit payments under the Plan with respect to sales of Class A shares made after November 1993 to .30% of the Fund's aggregate average daily net assets. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each of Class A, Class B and Class C shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in a Fund by their customers. Distribution services fees received from the Funds, except Growth Fund and Strategic Balanced Fund, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for Growth Fund and Strategic Balanced Fund, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. Except as noted below for Growth Fund and Strategic Balanced Fund, AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to its expenses incurred. Actual distribution expenses for such Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan and the Agreement are in effect. Since AFD's compensation under the Plans of Growth Fund and Strategic Balanced Fund is not directly tied to the expenses incurred by AFD, the amount of compensation received by it under the applicable Plan during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except Growth Fund and Strategic Balanced Fund) were, as of that time, as follows:

                                 Amount of Unreimbursed Distribution Expenses
                                        (as % of Net Assets of Class)
                                 --------------------------------------------
                                          Class B                Class C
                                 --------------------------------------------

Alliance Fund                    $ 2,718,791     (6.12%)  $  815,553  (5.87%)
Growth Fund                      $63,986,412     (2.56%)  $2,280,463  (0.57%)
Premier Growth Fund              $ 9,179,357     (2.27%)  $  597,937  (0.99%)
Technology Fund                  $20,749,046     (3.14%)  $  892,004  (0.82%)
Quasar Fund                      $ 3,754,485     (3.34%)  $  408,356  (1.43%)
International Fund               $ 2,164,342     (2.99%)  $  588,872  (2.18%)
Worldwide Privatization Fund     $ 4,025,624     (4.85%)  $   62,445  (2.62%)
New Europe Fund                  $ 2,109,619     (4.94%)  $  394,639  (3.89%)
All-Asia Investment Fund         $ 1,402,190     (5.90%)  $   93,183  (2.20%)
Global Small Cap Fund            $ 1,345,113     (9.44%)  $  442,584 (10.74%)
Strategic Balanced Fund          $   957,033     (3.36%)  $  290,100  (9.19%)
Balanced Shares                  $ 1,233,618     (6.71%)  $  349,587  (5.73%)
Income Builder Fund              $   748,972    (12.97%)  $1,789,259  (4.03%)
Utility Income Fund              $ 1,114,037     (8.21%)  $  406,214 (12.03%)
Growth and Income Fund           $ 5,883,895     (2.50%)  $  975,417  (1.59%)

The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                           DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                   AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the close of business on the day following the declaration date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING
AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for Class A, Class B and Class C shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.







This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     THE ALLIANCE STOCK FUNDS
                                        (see instructions at the front of the application)

====================================================================================================================================
                                           1.  Your Account Registration (Please Print)
====================================================================================================================================


[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                              Trustee Name (Retirement Plans Only)

====================================================================================================================================
                                                         2.  Your Address
====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per fund.  The maximum investment in Class B is $250,000; Class C is $5,000,000.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).
------------------------------------
                                                           CLASS OF SHARES
     Make all checks payable to:       -------------------------------------------------------  DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                CONTINGENT                               *CIRCLE*
                                         INITIAL SALES        DEFERRED         ASSET-BASED       ---------------------
------------------------------------         CHARGE         SALES CHARGE       SALES CHARGE                  CAPITAL
        ALLIANCE FUND NAME                     A                 B                  C           DIVIDENDS     GAINS
------------------------------------   ----------------  ------------------  ----------------   ---------   ---------
The Alliance Fund                      $           (44)  $             (43)  $          (344)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                        (31)                (01)             (331)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Premier Growth Fund                                (78)                (79)             (378)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Technology Fund                                    (82)               (282)             (382)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Quasar Fund                                        (26)                (29)             (326)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
International Fund                                 (40)                (41)             (340)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Worldwide Privatization Fund                      (112)               (212)             (312)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Europe Fund                                    (62)                (58)             (362)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
All-Asia Investment Fund                          (118)               (218)             (318)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Global Small Cap Fund                              (45)                (48)             (345)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Strategic Balanced Fund                            (32)                (02)             (332)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Balanced Shares                                    (96)                (75)             (396)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Income Builder Fund                               (111)               (211)             (311)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Utility Income Fund                                (09)               (209)             (309)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                               (94)                (74)             (394)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                $                 $                   $
---------------------------------------------------------------------------------------------

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

*Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares another Alliance fund.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------

[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments
Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)-
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


                                                                  60088GEN-MIApp

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT

  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.
      In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:

                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3


---------------------------------
F. REDUCED CHARGES (CLASS A ONLY)
---------------------------------
 If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

 A. RIGHT OF ACCUMULATION

 [ ] Please link the tax idemnification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

 B. STATEMENT OF INTENT

 [ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

 [ ] $100,000   [ ] $250,000    [ ] $500,000    [ ] $1,000,000

     If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.



-------------------------- -------------------------- --------------------------
Tax ID or Account #        Tax ID or Account #        Tax ID or Account #

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid back-up withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS

The Alliance Fund       International Fund              Strategic Balance Fund
Growth Fund             Worldwide Privatization Fund    Balanced Shares
Premier Growth Fund     New Europe Fund                 Income Builder Fund
Technology Fund         All-Asia Investment Fund        Utility Income Fund
Quasar Fund             Global Small Cap Fund           Growth & Income Fund
--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase in the column corresponding to the class of shares you have chosen (If you are eligible for a reduced sales charge, you must also complete
Section 4F) 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
--------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

                                 THE ALLIANCE
--------------------------------------------------------------------------------
                                  STOCK FUNDS
--------------------------------------------------------------------------------

                P.O. Box 1520, Secaucus, New Jersey 07096-1520
                           Toll Free (800) 221-5672
                   For Literature: Toll Free (800) 227-4618


                          PROSPECTUS ANd APPLICATION
                                (ADVISOR CLASs)

                               February 3, 1997

Domestic Stock Funds                    Global Stock Funds

-The Alliance Fund                      -Alliance International Fund
-Alliance Growth Fund                   -Alliance Worldwide
-Alliance Premier Growth Fund             Privitization Fund
-Alliance Technology Fund               -Alliance New Europe Fund
-Alliance Quasar Fund                   -Alliance All-Asia Investment
                                          Fund
                                        -Alliance Global Small Cap
                                          Fund


                       Total Return Funds

                       -Alliance Strategic Balanced Fund
                       -Alliance Balanced Shares
                       -Alliance Income Builder Fund
                       -Alliance Utility Income Fund
                       -Alliance Growth and Income Fund



Table of Contents                             Page

The Funds at a Glance..........................  2
Expense Information............................  4
Glossary.......................................  6
Description of the Funds....................... 10
   Investment Objectives and Policies.......... 10
   Additional Investment Practices............. 18
   Certain Fundamental Investment Policies..... 25
   Risk Considerations......................... 27
Purchase and Sale of Shares.................... 31
Management of the Funds........................ 33
Dividends, Distributions and Taxes............. 34
Conversion Feature............................. 36
General Information............................ 45


                                    Adviser
                       Alliance Capital Management L.P.
                          1345 Avenue Of The Americas
                           New York, New York 10105

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return. The Domestic Stock Funds invest mainly in the United States equity markets and the Global Stock Funds diversify their investments among equity markets around the world, while the Total Return Funds invest in both equity and fixed-income securities.

Each fund or portfolio (each a "Fund") is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A "Statement of Additional Information" for each Fund which provides further information regarding certain matters discussed in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or call the "For Literature" telephone number shown above.

This Prospectus offers the Advisor Class shares of each Fund which may be purchased at net asset value without any initial or contingent deferred sales charges and without ongoing distribution expenses. Advisor Class shares are offered solely to (i) investors participating in fee-based programs meeting certain standards established by Alliance Fund Distributors, Inc., each Fund's principal underwriter, (ii) participants in self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that meet certain minimum standards and (iii) to certain other categories of purchases described in the Prospectus, including investment advisory clients of, and certain other persons associated with, Alliance Capital Management L.P. and its affiliates or the Funds. See "Purchase and Sale of Shares."

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Investors are advised to read this Prospectus carefully and to retain it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ALLIANCE(R)
Investing without the Mystery.(SM)


(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

THE FUNDS AT A GLANCE

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.


The Funds' Investment Adviser Is . . .
Alliance Capital Management L.P. ("Alliance"), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $173 billion in assets under management as of September 30, 1996. Alliance provides investment management services to employee benefit plans for 33 of the FORTUNE 100 companies.

DOMESTIC STOCK FUNDS

Alliance Fund
Seeks . . . Long-term growth of capital and income primarily through investment in common stocks.

Invests Principally in . . . A diversified portfolio of equity securities that, in the judgment of Alliance, have the potential to achieve capital appreciation.

Growth Fund
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities.

Invests Principally in . . . A diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Premier Growth Fund
Seeks . . . Long-term growth of capital by investing in the equity securities of a limited number of large, carefully selected, high-quality American companies from a relatively small universe of intensively researched companies.

Invests Principally in . . . A non-diversified portfolio of equity securities that, in the judgment of Alliance, are likely to achieve superior earnings growth. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund's investments in 25 of these companies most highly regarded at any point in time by Alliance will usually constitute approximately 70% of the Fund's net assets.

Technology Fund
Seeks . . . Growth of capital through investment in companies expected to benefit from advances in technology.

Invests Principally in . . . A diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

Quasar Fund
Seeks . . . Growth of capital by pursuing aggressive investment policies.

Invests Principally in . . . A diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


GLOBAL STOCK FUNDS

International Fund
Seeks . . . A total return on its assets from long-term growth of capital and from income.

Invests Principally in . . . A diversified portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

Worldwide Privatization Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Fund's investment portfolio will include securities of companies that are believed by Alliance to be beneficiaries of the privatization process.

New Europe Fund
Seeks . . . Long-term capital appreciation through investment primarily in the equity securities of companies based in Europe.

Invests Principally in . . . A non-diversified portfolio of equity securities of European companies.

All-Asia Investment Fund
Seeks . . . Long-term capital appreciation.

Invests Principally in . . . A non-diversified portfolio of equity securities of Asian/Pacific companies.

Global Small Cap Fund
Seeks . . . Long-term growth of capital.

Invests Principally in . . . A diversified global portfolio of the equity securities of small capitalization companies.

TOTAL RETURN FUNDS

Strategic Balanced Fund
Seeks . . . A high long-term total return by investing in a combination of equity and debt securities.

Invests Principally in . . . A diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.

Balanced Shares
Seeks . . . A high return through a combination of current income and capital appreciation.

Invests Principally in . . . A diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.

Income Builder Fund
Seeks . . . Both an attractive level of current income and long-term growth of income and capital.

Invests Principally in . . . A non-diversified portfolio of fixed-income securities and dividend-paying common stocks. Alliance currently expects to continue to maintain approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

Utility Income Fund
Seeks . . . Current income and capital appreciation through investment in the utilities industry.

Invests Principally in . . . A diversified portfolio of equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for purchase of common stocks, and in fixed-income securities such as bonds and preferred stocks.

Growth and Income Fund
Seeks . . . Income and appreciation through investment in dividend-paying common stocks of quality companies.
Invests Principally in . . . A diversified portfolio of dividend-paying common stocks of good quality, and, under certain market conditions, other types of securities, including bonds, convertible bonds and preferred stocks.

A Word About Risk . . .
The price of the shares of the Alliance Stock Funds will fluctuate as the daily prices of the individual securities in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. With respect to those Funds permitted to invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. Investment in the Global Stock Funds involves risks not associated with funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in common stocks and other equity securities, in order to achieve their investment objectives the Funds may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus.

Getting Started . . .
Shares of the Funds are available through your financial representative. Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares may be purchased at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, (ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets, (iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and
(iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. See "Conversion Feature--Conversion to Class A Shares." Generally, a fee-based program must charge an asset-based or other similar fee and must invest in the aggregate at least $250,000 in Advisor Class shares of all Alliance Mutual Funds, including the Fund, in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Fee-based and other programs through which Advisor Class shares may be purchased may impose different requirements with respect to minimum initial and subsequent investment levels than described above. For detailed information about purchasing and selling shares, see "Purchase and Sale of Shares."

Alliance(R)
Investing without the Mystery.(SM)

(R)/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------
                              EXPENSE INFORMATION
--------------------------------------------------------------------------------


Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in the Advisor Class shares of each Fund and estimated annual expenses for Advisor Class shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment in Advisor Class shares for the periods specified.

                                                           Advisor Class Shares
                                                           --------------------
Maximum sales charge imposed on purchases...............             None
Sales charge imposed on dividend reinvestments..........             None
Deferred sales charge...................................             None
Exchange fee............................................             None
--------------------------------------------------------------------------------


          Operating Expenses                               Examples
------------------------------------------    --------------------------------
Alliance Fund                Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees              .70%           After 1 year          $   9
   12b-1 fees                  None            After 3 years         $  27
   Other expenses (a)           .15%           After 5 years         $  47
                               -----           After 10 years        $ 105
   Total fund
    operating expenses (b)      .85%
                               =====

Growth Fund                  Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees              .75%           After 1 year          $  10
   12b-1 fees                  None            After 3 years         $  32
   Other expenses (a)           .25%           After 5 years         $  55
                               -----           After 10 years        $ 122
   Total fund
    operating expenses (b)     1.00%
                               =====

Premier Growth Fund          Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees             1.00%           After 1 year          $  13
   12b-1 fees                  None            After 3 years         $  42
   Other expenses (a)           .32%           After 5 years         $  72
                               ----            After 10 years        $ 159
   Total fund
    operating expenses (b)     1.32%
                               ====

Technology Fund              Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees (g)         1.11%           After 1 year          $  15
   12b-1 fees                  None            After 3 years         $  46
   Other expenses (a)           .33%           After 5 years         $  79
                               ----            After 10 years        $ 172
   Total fund
    operating expenses (b)     1.44%
                               ====

Quasar Fund                  Advisor Class                       Advisor Class
                             -------------                       -------------
   Management fees (g)         1.15%           After 1 year          $  16
   12b-1 fees                  None            After 3 years         $  50
   Other expenses (a)           .43%           After 5 years         $  86
                               ----            After 10 years        $ 188
   Total fund
    operating expenses (b)     1.58%
                               ====

International Fund           Advisor Class                      Advisor Class
                             -------------                      -------------
   Management fees (g)          .92%           After 1 year          $  16
   12b-1 fees                  None            After 3 years         $  49
   Other expenses (a)           .63%
                               ----
   Total fund
     operating expenses (b)    1.55%
                               ====

--------------------------------------------------------------------------------
Please refer to the footnotes and the discussion following these tables on page
6.


          Operating Expenses                                    Examples
------------------------------------------         --------------------------------
World Privatization Fund        Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.00%          After 1 year           $  16
   12b-1 fees                        None           After 3 years          $  50
   Other expenses (a)                 .57%
                                     ----
   Total fund
    operating expenses (b)           1.57%
                                     ====

New Europe Fund                 Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.07%          After 1 year           $  19
   12b-1 fees                        None           After 3 years          $  58
   Other expenses (a)                 .77%
                                     ----
   Total fund
    operating expenses (b)           1.84%
                                     ====
All-Asia Investment Fund        Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees
    (after waiver) (c)                .75%          After 1 year           $  31
   12b-1 fees                        None           After 3 years          $  95
   Other expenses                                   After 5 years          $ 161
    Administration fees (d)           .15%          After 10 years         $ 338
    Other operating expenses (a)     2.17%
                                     ----
   Total other expenses              2.32%
                                     ----
   Total fund
    operating expenses (b) (e)       3.07%
                                     ====

Global Small Cap Fund           Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   1.00%          After 1 year           $  22
   12b-1 fees                        None           After 3 years          $  69
   Other expenses (a)                1.21%
                                     ----
   Total fund
    operating expenses (b)           2.21%
                                     ====

Strategic Balanced Fund         Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees
    (after waiver) (c)                .38%          After 1 year           $  11
   12b-1 fees                        None           After 3 years          $  35
   Other expenses (a)                 .72%
                                      ----
   Total fund
    operating expenses (b) (e)       1.10%
                                     ====

Balanced Shares                 Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                    .63%          After 1 year           $  12
   12b-1 fees                        None           After 3 years          $  36
   Other expenses (a)                 .51%
                                     ----
   Total fund
    operating expenses (b)           1.14%
                                     ====

Income Builder Fund             Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                    .75%          After 1 year           $  19
   12b-1 fees                        None           After 3 years          $  59
   Other expenses (a)                1.20%          After 5 years          $ 100
                                     ----           After 10 years         $ 211
   Total fund
    operating expenses (b)           1.95%
                                     ====

Utility Income Fund             Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                   0.00%          After 1 year           $  12
    (after waiver) (c)                              After 3 years          $  38
   12b-1 fees                        None           After 5 years          $  66
   Other expenses (a)                1.20%          After 10 years         $ 145
                                     ----
   Total fund
    operating expenses (b) (f)       1.20%
                                     ====


          Operating Expenses                                    Examples
------------------------------------------         --------------------------------
Growth and Income Fund          Advisor Class                         Advisor Class
                                -------------                         -------------
   Management fees                     .51%         After 1 year          $   8
   12b-1 fees                         None          After 3 years         $  24
   Other expenses (a)                  .25%         After 5 years         $  42
                                      ----          After 10 years        $  94
   Total fund
    operating expenses (b)             .76%
                                      ====

--------------------------------------------------------------------------------
(a) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(b) The expense information does not reflect any charges or expenses imposed by your financial representative or your employee benefit plan.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.

(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.

(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.46%. In the absence of such waiver and reimbursements total fund operating expenses for All-Asia Investment Fund would have been 3.32% annualized.

(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.08%.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.




The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. The information shown in the table for the Alliance Fund, Growth Fund, Premier Growth Fund, Technology Fund, Quasar Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Growth and Income Fund reflects expenses based on the Funds' most recent fiscal periods. For all other Funds, "Other Expenses" are based on estimated amounts for those Fund's current fiscal year. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of future expenses; actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
                                   GLOSSARY
--------------------------------------------------------------------------------
The following terms are frequently used in this Prospectus.

Equity securities are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Debt securities are bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Fixed-income securities are debt securities and dividend-paying preferred stocks and include floating rate and variable rate instruments.

Convertible securities are fixed-income securities that are convertible into common stock.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, Hong Kong, the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

Duff & Phelps is Duff & Phelps Credit Rating Co.


Fitch is Fitch Investors Service L.P.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Commission is the Securities and Exchange Commission.

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables on the following pages present per share income and capital changes for an Advisor Class share outstanding throughout each period indicated for Alliance Fund, Growth Fund, Premier Growth Fund, Technology Fund, All-Asia Investment Fund, Utility Income Fund and Growth and Income Fund. Information for Alliance Fund, Growth Fund, Premier Growth Fund, Utility Income Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent auditors for each such Fund, and for All-Asia Investment Fund and Technology Fund by Ernst & Young LLP, the independent auditors for each such Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Prospectus.


Information with respect to Strategic Balanced, Balanced, Worldwide Privatization, International Fund, New Europe Fund, Global Small Cap Fund, Quasar Fund and Income Builder is not presented as no Advisor Class Shares were outstanding as of the completion of those Fund's most recent fiscal year.


                              Net                          Net               Net
                             Asset                     Realized and       Increase
                             Value                      Unrealized       (Decrease) in    Dividends From  Distributions
                          Beginning Of Net Investment Gain (Loss) On Net Investment Value Net Investment    From Net
  Fiscal Year or Period      Period     Income (Loss)   Investments     From Operations      Income       Realized Gains
  ---------------------   ------------ -------------- -------------- ------------------- ---------------- --------------

Alliance Fund
  Advisor Class
  10/2/96+ to 11/30/96      $ 6.99         $0.00           $ .72           $ .72               $0.00          $0.00

Growth Fund
  Advisor Class
  10/2/96+ to 10/31/96      $34.14         $0.00 (b)       $ .77           $ .77               $0.00          $0.00

Premier Growth Fund
  Advisor Class
  10/2/96+ to 11/30/96      $15.94         $(0.01)(b)      $2.06           $2.05               $0.00          $0.00

Technology Fund
 Advisor Class
 10/2/96+ to 11/30/96       $47.32        $(0.05)(b)       $3.90           $3.85               $0.00          $0.00

All-Asia Investment Fund
 Advisor Class
 10/2/96+ to 10/31/96       $11.65         $0.00 (c)      $(0.61)         $(0.61)              $0.00          $0.00

Utility Income Fund
 Advisor Class
 10/2/96+ to 11/30/96       $ 9.95         $0.03 (c)       $0.61           $0.64               $0.00          $0.00

Growth and Income Fund
 Advisor Class
 10/2/96+ to 10/31/96       $ 2.97         $0.00           $0.03           $0.03               $0.00          $0.00

+    Commencement of distribution.

*    Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.

(c)  Net of fee waiver and/or expense reimbursement.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent fiscal year, their expense ratios would have been as follows:
                                   1996
     All-Asia Investment Fund
           Advisor Class           5.54%#
     Utility Income Fund
           Advisor Class           3.08%#
     -------------------
     # annualized

(e) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                       Total       Net Assets                Ratio of Net
                           Total        Net Asset    Investment     At End Of     Ratio Of    Investment
                         Dividends        Value     Return Based     Period       Expenses   Income (Loss)                 Average
                            and          End of    on Net Asset     (000's      To Average   To Average      Portfolio   Commission
 Fiscal Year or Period  Distributions    Period       Value(a)      omitted)    Net Assets   Net Assets    Turnover Rate   Rate (e)
----------------------  -------------  ---------   ------------   -----------   ----------  -------------  -------------  ----------

Alliance Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $ 7.71       10.30%          $1,083      0.89%*       0.38%*             80%       $0.0646

Growth Fund
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $34.91        2.26%         $   946      1.26%*       0.50%*             46%       $0.0584

Premier Growth Fund
  Advisor Class
  10/2/96 to 11/30/96        $0.00        $17.99       12.86%         $ 1,922      1.50%*       (.48)%*            95%       $0.0651

Technology Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $51.17        8.14%         $   566      1.75%*      (1.21)%*            30%       $0.0612

All-Asia Investment Fun
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $11.04       (5.24)%        $    27      3.07%*(d)    1.63%*             66%       $0.0280

Utility Income Fund
  Advisor Class
  10/2/96 to 11/30/96+       $0.00        $10.59        6.33%         $    33      1.20%*(d)    4.02%*             98%       $0.0536

Growth and Income Fund
  Advisor Class
  10/2/96 to 10/31/96+       $0.00        $ 3.00        1.01%         $    87      0.37%*       3.40%*            88%        $0.0625

--------------------------------------------------------------------------------
                           DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES

Domestic Stock Funds
The Domestic Stock Funds have been designed to offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

The Alliance Fund
The Alliance Fund, Inc. ("Alliance Fund") is a diversified investment company that seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value, but it may invest in other types of securities such as convertible securities, high grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit, and may invest without limit in foreign securities. While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund may also: (i) make secured loans of its portfolio securities equal in value up to 25% of its total assets to brokers, dealers and financial institutions; (ii) enter into repurchase agreements of up to one week in duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets; and (iii) write exchange-traded covered call options with respect to up to 25% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Growth Fund
Alliance Growth Fund ("Growth Fund") is a diversified investment company that seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund may also invest up to 25% of its total assets in lower-rated fixed-income and convertible securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. However, from time to time, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch), or securities Alliance judges to be of comparable investment quality, if there are prospects for an upgrade or a favorable conversion into equity securities. For the period ended August 31, 1996, the Fund invested less than 5% of its total assets in lower-rated securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the quality of such security has so deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund may also: (i) invest in "zero-coupon" bonds and "payment-in-kind" bonds; (ii) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (iii) invest in securities that are not publicly traded, including Rule 144A securities; (iv) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements of up to 25% of its total assets and purchase and sell securities on a forward commitment basis; (vii) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (viii) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; (ix) write covered call and put options on securities it owns or in which it may invest; and (x) purchase and sell put and call options. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Premier Growth Fund
Alliance Premier Growth Fund, Inc. ("Premier Growth Fund") is a non-diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies and is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. These are companies (i) organized under U.S. law that have their principal office in the U.S., and (ii) the equity securities of which are traded principally in the U.S.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the "S&P 500" (the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity).

The Fund may also: (i) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase by it;
(ii) invest up to 5% of its net assets in rights or warrants; (iii) invest up to 15% of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by it; (iv) purchase and sell exchange-traded index options and stock index futures contracts; and (v) write covered exchange-traded call options on common stocks, unless as a result, the amount of its securities subject to call options would exceed 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others, but the total cost of all options held by the Fund (including exchange-traded index options) may not exceed 10% of its total assets. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices." The Fund will not write put options.

Alliance Technology Fund
Alliance Technology Fund, Inc. ("Technology Fund") is a diversified investment company that emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities and U.S. and foreign securities, but it will not purchase a foreign security if as a result 10% or more of the Fund's total assets would be invested in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund may also: (i) write and purchase exchange-listed call options and purchase listed put options, including exchange-traded index put options; (ii) invest up to 10% of its total assets in warrants; (iii) invest in restricted securities and in other assets having no ready market if as a result no more than 10% of the Fund's net assets are invested in such securities and assets;
(iv) lend portfolio securities equal in value to not more than 30% of the Fund's total assets; and (v) invest up to 10% of its total assets in foreign securities. For additional information on the use, risks and costs of the policies and practices see "Additional Investment Practices."

Alliance Quasar Fund
Alliance Quasar Fund, Inc. ("Quasar Fund") is a diversified investment company that seeks growth of capital by pursuing aggressive investment policies. It invests for capital appreciation and only incidentally for current income. The selection of securities based on the possibility of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund periodically invests in special situations, which occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.

The Fund may also: (i) invest in restricted securities and in other assets having no ready market, but not more than 10% of its total assets may be invested in such securities or assets; (ii) make short sales of securities "against the box," but not more than 15% of its net assets may be deposited on short sales; and (iii) write call options and purchase and sell put and call options written by others. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Global Stock Funds
The Global Stock Funds have been designed to enable investors to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance International Fund
Alliance International Fund ("International Fund") is a diversified investment company that seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, more than 80% of the Fund's assets will be invested in such issuers.

The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities, and it may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.

The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of such countries. In this regard, at August 31, 1996, approximately 36% of the Fund's assets were invested in securities of Japanese issuers. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund may also: (i) purchase or sell forward foreign currency exchange contracts; (ii) write, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options; (iii) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter; (iv) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (v) lend portfolio securities equal in value to not more than 30% of its total assets; and (vi) enter into repurchase agreements of up to seven days' duration, provided that not more than 10% of the Fund's total assets would be so invested. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Worldwide Privatization Fund
Alliance Worldwide Privatization Fund, Inc. ("Worldwide Privatization Fund") is a non-diversified investment company that seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies, including those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia and Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy, and the Fund will thus emphasize investments in such enterprises.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets, however, will be invested in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world. To the extent that the Fund's assets are invested within any one region, the Fund may be subject to any special risks that may be associated with that region.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively so as to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

Although the Fund anticipates that it will not concentrate its investments in any industry, it is permitted to invest more than 25% of its total assets in issuers whose primary business activity is that of national commercial banking. Prior to so concentrating, however, the Fund's Directors must determine that its ability to achieve its investment objective would be adversely affected if it were not permitted to concentrate. The staff of the Commission is of the view that registered investment companies may not, absent shareholder approval, change between concentration and non-concentration in a single industry. The Fund disagrees with the staff's position but has undertaken that it will not concentrate in the securities of national commercial banks until, if ever, the issue is resolved. If the Fund were to invest more than 25% of its total assets in national commercial banks, the Fund's performance could be significantly influenced by events or conditions affecting this industry, which is subject to, among other things, increases in interest rates and deteriorations in general economic conditions, and the Fund's investments may be subject to greater risk and market fluctuation than if its portfolio represented a broader range of investments.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities of issuers whose common stocks are eligible for purchase by the Fund. The Fund may maintain not more than 5% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 20% of its total assets in rights or warrants; (ii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (iii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on future contracts; (iv) purchase and write put and call options on foreign currencies for hedging purposes; (v) purchase or sell forward contracts; (vi) enter in forward commitments for the purchase or sale of securities; (vii) enter into standby commitment agreements; (viii) enter into currency swaps for hedging purposes; (ix) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (x) make short sales of securities or maintain a short position; and (xi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance New Europe Fund
Alliance New Europe Fund, Inc. ("New Europe Fund") is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in such securities. Up to 35% of its total assets may be invested in high quality U.S. dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth and that the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund will invest in companies that Alliance believes possess rapid growth potential. Thus, the Fund will emphasize investments in smaller, emerging companies, but will also invest in larger, established companies in such growing economic sectors as capital goods, telecommunications, pollution control and consumer services.

The Fund will emphasize investment in companies believed to be the likely beneficiaries of a program, originally known as the "1992 Program," to remove substantially all barriers to the free movement of goods, persons, services and capital within the European Community. Alliance believes that the beneficial effects of this program upon economies, sectors and companies may be most pronounced in the decade following 1992. The European Community is a Western European economic cooperative organization consisting of Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain and the United Kingdom.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among such companies and, as such become available, within the former "east bloc," although the Fund will not invest more than 20% of its total assets in issuers based therein, or more than 10% of its total assets in issuers based in any one such country.

The Fund diversifies its investments among a number of European countries and, under normal circumstances, will invest in companies based in at least three such countries. Subject to the foregoing and to the limitation on investment in any one former "east bloc" country, the Fund may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in issuers located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. In this regard, at August 31, 1996, approximately 40% of the Fund's assets were invested in securities of issuers in the United Kingdom.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants and rights to purchase equity securities of European companies; (iii) invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the currency of any European country, debt securities denominated in European Currency Units of an issuer in a European country (including supranational issuers) and "semi-governmental securities"; (iv) purchase and sell forward contracts; (v) write, sell and purchase exchange-traded put and call options, including exchange-traded index options; (vi) enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts; (vii) purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter; (viii) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions; (ix) enter into forward commitments for the purchase or sale of securities; and (x) enter into standby commitment agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance All-Asia Investment Fund
Alliance All-Asia Investment Fund, Inc. ("All-Asia Investment Fund") is a non-diversified investment company whose investment objective is to seek long-term capital appreciation. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in securities issued by non-Asian issuers, provided that the Fund will invest at least 80% of its total assets in securities issued by Asian companies and the Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion, but less than 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies the securities of which are listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, South Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.

The Fund will invest in investment grade debt securities, except that the Fund may maintain not more than 5% of its net assets in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments. See "Risk Considerations--Securities Ratings," "Investment in Lower-Rated Fixed-Income Securities" and Appendix C in the Fund's Statement of Additional Information for a description of such ratings. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may also: (i) invest up to 25% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 20% of its net assets in rights or warrants; (iii) invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities;" (iv) invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation; (v) invest up to 25% of its net assets in loans and other direct debt instruments;
(vi) write covered put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options; (vii) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts; (viii) purchase and write put and call options on foreign currencies for hedging purposes; (ix) purchase or sell forward contracts; (x) enter into interest rate swaps and purchase or sell interest rate caps and floors; (xi) enter into forward commitments for the purchase or sale of securities; (xii) enter into standby commitment agreements; (xiii) enter into currency swaps for hedging purposes; (xiv) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xv) make short sales of securities or maintain a short position, in each case only if "against the box;" and (xvi) make secured loans of its portfolio securities not in excess of 30% of its total assets to entities with which it can enter into repurchase agreements. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices".

Alliance Global Small Cap Fund
Alliance Global Small Cap Fund, Inc. ("Global Small Cap Fund") is a diversified investment company that seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization issuers, and these issuers are located in at least three countries, one of which may be the U.S. Up to 35% of the Fund's total assets may be invested in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

Alliance believes that smaller capitalization issuers often have sales and earnings growth rates exceeding those of larger companies, and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons, and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than when investing in securities of larger capitalization companies. Transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund may also: (i) invest up to 10% of its total assets in securities for which there is no ready market; (ii) invest up to 20% of its total assets in warrants to purchase equity securities; (iii) invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.; (iv) purchase or sell forward foreign currency contracts; (v) write and purchase exchange-traded call options and purchase exchange-traded put options, including put options on market indices; and (vi) make secured loans of portfolio securities not in excess of 30% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Total Return Funds
The Total Return Funds have been designed to provide a range of investment alternatives to investors seeking both growth of capital and current income. Alliance Strategic Balanced Fund

Alliance Strategic Balanced Fund ("Strategic Balanced Fund") is a diversified investment company that seeks a high long-term total return by investing in a combination of equity and debt securities. The portion of the Fund's assets invested in each type of security varies in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. The Fund's investment objective is not fundamental.

The Fund's equity securities will generally consist of dividend-paying common stocks and other equity securities of companies with favorable earnings outlooks and long-term growth rates that Alliance expects will exceed that of the U.S. economy. The Fund's debt securities may include U.S. Government securities and securities issued by private corporations. The Fund may also invest in mortgage-backed securities, adjustable rate securities, asset-backed securities and so-called "zero-coupon" bonds and "payment-in-kind" bonds.

As a fundamental policy, the Fund will invest at least 25% of its total assets in fixed-income securities, which for this purpose include debt securities, preferred stocks and that portion of the value of convertible securities that is attributable to the fixed-income characteristics of those securities.

The Fund's debt securities will generally be of investment grade. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." In the event that the rating of any debt securities held by the Fund falls below investment grade, the Fund will not be obligated to dispose of such obligations and may continue to hold them if considered appropriate under the circumstances.

The Fund may also: (i) invest in foreign securities, although the Fund will not generally invest more than 15% of its total assets in foreign securities; (ii) invest, without regard to this 15% limit, in Eurodollar CDs, which are dollar-denominated certificates of deposit issued by foreign branches of U.S. banks that are not insured by any agency or instrumentality of the U.S. Government;
(iii) write covered call and put options on securities it owns or in which it may invest; (iv) buy and sell put and call options and buy and sell combinations of put and call options on the same underlying securities; (v) lend portfolio securities amounting to not more than 25% of its total assets; (vi) enter into repurchase agreements on up to 25% of its total assets; (vii) purchase and sell securities on a forward commitment basis; (viii) buy or sell foreign currencies, options on foreign currencies, foreign currency futures contracts (and related options) and deal in forward foreign exchange contracts; (ix) buy and sell stock index futures contracts and buy and sell options on those contracts and on stock indices; (x) purchase and sell futures contracts, options thereon and options with respect to U.S. Treasury securities; and (xi) invest in securities that are not publicly traded, including Rule 144A securities. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Balanced Shares
Alliance Balanced Shares, Inc. ("Balanced Shares") is a diversified investment company that seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced fund" as a matter of fundamental policy. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income senior securities (including short- and long-term debt securities, preferred stocks, and convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics). Subject to these restrictions, the percentage of the Fund's assets invested in each type of security will vary. The Fund's assets are invested in U.S. Government securities, bonds, senior debt securities and preferred and common stocks in such proportions and of such type as are deemed best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) enter into contracts for the purchase or sale for future delivery of foreign currencies; and (ii) purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes. Subject to market conditions, the Fund may also seek to realize income by writing covered call options listed on a domestic exchange. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Income Builder Fund
Alliance Income Builder Fund, Inc. ("Income Builder Fund") is a non-diversified investment company that seeks an attractive level of current income and long-term growth of income and capital by investing principally in fixed-income securities and dividend-paying common stocks. Its investments in equity securities emphasize common stocks of companies with a historical or projected pattern of paying rising dividends. Normally, at least 65% of the Fund's total assets are invested in income-producing securities. The Fund may vary the percentage of assets invested in any one type of security based upon Alliance's evaluation as to the appropriate portfolio structure for achieving the Fund's investment objective, although Alliance currently maintains approximately 60% of the Fund's net assets in fixed-income securities and 40% in equity securities.

The Fund may invest in fixed-income securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements pertaining thereto, corporate fixed-income securities of U.S. issuers, qualifying bank deposits and prime commercial paper.

The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a non-convertible security that is downgraded below CCC or determined by Alliance to have undergone similar credit quality deterioration following purchase.

Foreign securities in which the Fund invests may include fixed-income securities of foreign corporate and governmental issuers, denominated in U.S. Dollars, and equity securities of foreign corporate issuers, denominated in foreign currencies or in U.S. Dollars. The Fund will not invest more than 10% of its net assets in equity securities of foreign issuers nor more than 15% of its total assets in issuers of any one foreign country. See "Risk Considerations--Foreign Investment."

The Fund may also: (i) invest up to 5% of its net assets in rights or warrants;
(ii) invest in depositary receipts and U.S. Dollar denominated securities issued by supranational entities; (iii) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded; (iv) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (v) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, corporate fixed income securities, or common stock, and purchase and write options on future contracts;
(vi) purchase and write put and call options on foreign currencies and enter into forward contracts for hedging purposes; (vii) enter into interest rate swaps and purchase or sell interest rate caps and floors; (viii) enter into forward commitments for the purchase or sale of securities; (ix) enter into standby commitment agreements; (x) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xi) make short sales of securities or maintain a short position as described below under "Additional Investment Policies and Practices--Short Sales;" and (xii) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risks and costs of these policies and practices see "Additional Investment Practices."

Alliance Utility Income Fund
Alliance Utility Income Fund, Inc. ("Utility Income Fund") is a diversified investment company that seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Fund may invest in securities of both U.S. and foreign issuers, although no more than 15% of the Fund's total assets will be invested in issuers in any one foreign country. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility-related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. The Fund is designed to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

At least 65% of the Fund's total assets are invested in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. See "Risk Considerations--Securities Ratings" and "Investment in Lower-Rated Fixed-Income Securities." The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The United States utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes with respect to nuclear and conventionally fueled generating facilities, however, could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

Gas transmission companies, gas distribution companies and telecommunications companies are also undergoing significant changes. Gas utilities have been adversely affected by declines in the prices of alternative fuels, and have also been affected by oversupply conditions and competition. Telephone utilities are still experiencing the effects of the break-up of American Telephone & Telegraph Company, including increased competition and rapidly developing technologies with which traditional telephone companies now compete. Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of such utilities, or that other negative factors will not develop in the future, in Alliance's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition and regulatory changes. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although such regulations may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, because many foreign utility companies use fuels that cause more pollution than those used in the U.S., such utilities may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary. See "Risk Considerations--Foreign Investment."

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies, including U.S. Government securities and repurchase agreements pertaining thereto, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits and prime commercial paper.

The Fund may also: (i) invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund; (ii) invest up to 5% of its net assets in rights or warrants; (iii) invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units and "semi-governmental securities;" (iv) write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter; (v) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest; (vi) enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts; (vii) purchase and write put and call options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes; (viii) purchase or sell forward contracts; (ix) enter into interest rate swaps and purchase or sell interest rate caps and floors; (x) enter in forward commitments for the purchase or sale of securities; (xi) enter into standby commitment agreements; (xii) enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers in such securities; (xiii) make short sales of securities or maintain a short position as described below under "Additional Investment Practices--Short Sales;" and
(xiv) make secured loans of its portfolio securities not in excess of 20% of its total assets to brokers, dealers and financial institutions. For additional information on the use, risk and costs of these policies and practices, see "Additional Investment Practices."

Alliance Growth and Income Fund
Alliance Growth and Income Fund, Inc. ("Growth and Income Fund") is a diversified investment company that seeks appreciation through investments primarily in dividend-paying common stocks of good quality, although it is permitted to invest in fixed-income securities and convertible securities.

The Fund may also try to realize income by writing covered call options listed on domestic securities exchanges. See "Additional Investment Practices-- Options." The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund has restricted its investments in securities in this category to issues of high quality. See "Risk Considerations--Foreign Investment."

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described above.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings. For a description of these risks, see "Risk Considerations--Securities Ratings" and "--Investment in Lower-Rated Fixed-Income Securities."

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, the investments of Growth Fund, Strategic Balanced Fund and Income Builder Fund in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities while the investments of All-Asia Investment Fund in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Mortgage-Backed Securities. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund investing in such securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Adjustable Rate Securities. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate-adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or the issuer's creditworthiness. Changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Equity-Linked Debt Securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Illiquid Securities. Subject to any more restrictive applicable fundamental investment policy, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. With respect to each Fund that may invest in such securities, Alliance will monitor their illiquidity under the supervision of the Directors of the Fund. To the extent permitted by applicable law, Rule 144A securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet liquidity guidelines established by a Fund's Directors. Investment in non-publicly traded securities by each of Growth Fund and Strategic Balanced Fund is restricted to 5% of its total assets (not including for these purposes Rule 144A securities, to the extent permitted by applicable law) and is also subject to the 15% restriction on investment in illiquid securities described above.

A Fund that invests in securities for which there is no ready market may therefore not be able to readily sell such securities. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Options. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. These risks could be reduced by entering into a closing transaction (i.e., by disposing of the option prior to its exercise). A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Technology Fund, Quasar Fund, International Fund, New Europe Fund and Global Small Cap Fund will not write uncovered call options. Technology Fund and Global Small Cap Fund will not write a call option if the premium to be received by the Fund in doing so would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts). Technology Fund, Quasar Fund and Global Small Cap Fund will not write a call option if, as a result, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets or more than 10% of the Fund's assets would be committed to call options that at the time of sale have a remaining term of more than 100 days. The aggregate cost of all outstanding options purchased and held by each of Premier Growth Fund, Technology Fund, Quasar Fund and Global Small Cap Fund will at no time exceed 10% of the Fund's total assets. Neither International Fund nor New Europe Fund will write uncovered put options.

A Fund that purchases or writes options on securities in privately negotiated (i.e., over-the-counter) transactions will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See "Illiquid Securities."

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, and Income Builder Fund will also not do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. Premier Growth Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Premier Growth Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. See the Statement of Additional Information of each Fund that may invest in options on foreign currencies for further discussion of the use, risks and costs of options on foreign currencies.

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward contracts to minimize the risk to it from adverse changes in the relationship between the U.S. dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. International Fund, New Europe Fund and Global Small Cap Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. The dealings of International Fund, New Europe Fund and Global Small Cap Fund in forward contracts will be limited to hedging involving either specific transactions or portfolio positions.

Growth Fund and Strategic Balanced Fund may also purchase and sell foreign currency on a spot basis.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time a Fund intends to enter into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by New Europe Fund, All-Asia Investment Fund, Worldwide Privatization Fund, Income Builder Fund or Utility Income Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the Fund's total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. No Fund, other than Income Builder Fund, will enter into a standby commitment with a remaining term in excess of 45 days. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to New Europe Fund, 50% with respect to Worldwide Privatization Fund and All-Asia Investment Fund, and 20% with respect to Utility Income Fund, of the Fund's assets taken at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, such Fund will have contractual remedies pursuant to the agreements related to the transactions.

Interest Rate Transactions. Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to All-Asia Investment Fund and Utility Income Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap and floor is accrued daily. A Fund will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements. There is no percentage restriction on a Fund's ability to enter into repurchase agreements, other than as indicated under "Investment Objectives and Policies."

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Worldwide Privatization Fund, All-Asia Investment Fund, Income Builder Fund and Utility Income Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. See "Certain Fundamental Investment Policies." Certain special federal income tax considerations may apply to short sales entered into by a Fund. See "Dividends, Distributions and Taxes" in the relevant Fund's Statement of Additional Information.

Loans of Portfolio Securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend its portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

General. The successful use of the foregoing investment practices draws upon Alliance's special skills and experience with respect to such instruments and usually depends on Alliance's ability to forecast price movements, interest rates or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes" in the Statement of Additional Information of each Fund that invests in options and futures.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see such Fund's Statement of Additional Information.

Portfolio Turnover. Portfolio turnover rates for the existing classes of shares of the Fund are set forth in the tables that begin on page 36. These portfolio turnover rates are greater than those of most other investment companies, including those which emphasize capital appreciation as a basic policy. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

Alliance Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government); (ii) acquire more than 10% of the voting or other securities of any one issuer; or (iii) buy securities of any company that (including its predecessors) has not been in business at least three continuous years. Pursuant to investment policies which are not fundamental, the Fund does not invest (i) in puts or calls (except as discussed above); (ii) in straddles, spreads, or any combination thereof; (iii) in oil, gas or other mineral exploration or development programs; or (iv) more than 5% of its gross assets in securities the disposition of which would be subject to restrictions under the federal securities laws.

Growth Fund and Strategic Balanced Fund each may not: (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of each Fund's total assets may be invested without regard to this restriction; or
(ii) invest 25% or more of its total assets in the securities of any one industry.

Premier Growth Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest 25% or more of the value of its total assets in the same industry; (iii) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made; (iv) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings; or (v) invest in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor) if as a result more than 10% of the value of the total assets of the Fund would be invested in the securities of such issuer or issuers.

Technology Fund may not: (i) with respect to 75% of its total assets, have such assets represented by other than: (a) cash and cash items, (b) U.S. Government securities, or (c) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater in value than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer; (ii) purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Fund in the securities of such issuer exceeds 25% of its total assets, or (b) the Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer; (iii) concentrate its investments in any one industry, but the Fund has reserved the right to invest up to 25% of its total assets in a particular industry; and (iv) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if such purchase would cause 10% or more of its total assets to be invested in the securities of such issuers.

Quasar Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if as a result more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these 5% and 10% limitations; (ii) invest more than 25% of its total assets in any particular industry; (iii) borrow money except for temporary or emergency purposes in an amount not exceeding 5% of its total assets at the time the borrowing is made; or (iv) invest more than 10% of its assets in restricted securities.

International Fund may not: (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except U.S. Government securities or foreign government securities; provided, however, that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one foreign government issuer; (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government securities; (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government securities or foreign government securities; (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government securities or foreign government securities; (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale, other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days); and (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets.

Worldwide Privatization Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to (a) U.S. Government securities, or (b) the purchase of securities of issuers whose primary business activity is in the national commercial banking industry, so long as the Fund's Directors determine, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objective would be adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its shareholders of any decision by the Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Directors' determination; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. The exception contained in clause (i)(b) above is subject to the operating policy regarding concentration described in this Prospectus.

New Europe Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; (ii) invest more than 15% of its total assets in the securities of any one issuer or 25% or more of its total assets in the same industry, provided, however, that the foregoing restriction shall not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will fail to meet the diversification requirements of the Code and any such acquisition in excess of the foregoing 15% or 25% limits will be sold by the Fund as soon as reasonably practicable (this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion); (iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (iv) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general.

All-Asia Investment Fund may not: (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Global Small Cap Fund may not: (i) purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these 5% and 10% limitations; (ii) invest 25% or more of its total assets in the same industry; this restriction does not apply to U.S. Government securities, but will apply to foreign government securities unless the Commission permits their exclusion;
(iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the total assets of the Fund; or (iv) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 5% of the Fund's net assets is held as collateral for such sales at any one time.

Balanced Shares may not: (i) invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities; or (ii) own more than 10% of the outstanding voting securities of any one issuer.

Income Builder Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to U.S. Government securities; (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time borrowing is made; securities will not be purchased while borrowings in excess of 5% of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

Utility Income Fund may not: (i) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets it may invest in any number of issuers; (ii) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, other than the utilities industry, except that this restriction does not apply to U.S. Government securities; (iii) purchase more than 10% of any class of the voting securities of any one issuer; (iv) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests that might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the Fund's total assets will be repaid before any subsequent investments are made; or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more closed-end investment companies.

Growth and Income Fund may not (i) invest more than 5% of its net assets in the security of any one issuer, except U.S. Government obligations or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Investment in Privatized Enterprises by Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Currency Considerations. Substantially all of the assets of International Fund, New Europe Fund, All-Asia Investment Fund, Global Small Cap Fund and Worldwide Privatization Fund will be invested in securities denominated in foreign currencies, and a corresponding portion of these Funds' revenues will be received in such currencies. Therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. dollars in order to pay expenses in U.S. dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Practices" above.

Foreign Investment. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of United States companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where, currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures, which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investment in United Kingdom Issuers by New Europe Fund. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Since 1972, when the pound sterling was allowed to float against other currencies, it has generally depreciated against most major currencies, including the U.S. dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. dollar. The pound sterling continued to fall in early 1993, but recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. From 1994 through 1995, the pound sterling increased at an average annual rate of 3.8% against the U.S. dollar. On September 13, 1996, the pound sterling-dollar exchange rate was virtually unchanged from that at the end of 1995.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached a record high of 3977.2 on September 16, 1996, up nearly 8% from the end of 1995.

The public sector borrowing requirement (OPSBRO), a mandated measure of the amount required to balance the budget, is in excess of the government's original budget estimate for the 1995--96 fiscal year as a result of lower economic growth and decreased tax revenue. Further, the PSBR estimate for the 1996-97 fiscal year has been raised and is expected to be above the European Union limit. As a result, the general government budget deficit for the 1996-97 fiscal year is expected to be in excess of the level permitted of countries scheduled to participate in the European Union beginning in January 1999. In July 1996, the European Union stated that public borrowing would have to be reduced by July 1998 if the pound sterling is to be eligible for membership.

Since 1979, the Conservative Party has controlled Parliament. However, in recent years, this dominance has been called into question. In 1990, due to an internal challenge for leadership the Conservative Party chose John Major to replace Margaret Thatcher as Prime Minister. Mr. Major's position has been strengthened by his reelection as leader of the Conservative Party and is expected to retain that position until the next general election. Unless the Conservative Party calls for an earlier election, the next general election will take place in May 1997. Opinion polls currently indicate a lead for the Labour Party, and it is not clear that the Conservative Party will retain control of Parliament. For further information regarding the United Kingdom, see the Fund's Statement of Additional Information.

Investment in Japanese Issuers by All-Asia Investment Fund and International Fund. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. The Japanese yen has generally been appreciating against the U.S. dollar for the past decade but has fallen from its post-World War II high (in 1995) against the U.S. dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1993. In 1994, the TOPIX increased by approximately 8% from the end of 1993, and by the end of 1995 increased by approximately 1% from the end of 1994. As of September 13, 1996, the TOPIX closed at a level almost identical to that at the end of 1995. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets. The price/earnings ratios of First Section companies, however, are on average high in comparison with other major stock markets.

In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. In August 1993, following a split in that party, a coalition government was formed. That coalition government collapsed in April 1994, and was replaced by a minority coalition that, in turn, collapsed in June 1994. The stability of the current ruling coalition, the fourth since 1993, is not assured in that Ryutaro Hashimoto, the current prime minister, has called for new national elections to be held on October 20, 1996. For further information regarding Japan, see each Fund's Statement of Additional Information.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Global Small Cap Fund and New Europe Fund will emphasize investment in, and All-Asia Investment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in a Fund.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of All-Asia Investment Fund, between eight and 15 years in the case of Income Builder Fund, between five and 25 years in the case of Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates. See "Additional Investment Practices--Mortgage-Backed Securities."

Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

Securities rated Baa by Moody's and BBB by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated DD by Duff & Phelps is under an order of liquidation.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund. See the Statement of Additional Information for each Fund that invests in lower-rated securities for a description of the bond ratings of Moody's, S&P, Duff & Phelps and Fitch.

Certain lower-rated securities in which Growth Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Non-Diversified Status. Each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes" in each Fund's Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities and other regulated investment companies are not subject to these limitations. Because each of Premier Growth Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund and Income Builder Fund is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHAREs
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Each Fund offers multiple classes of shares, of which only the Advisor Class is offered by this Prospectus. Advisor Class shares of each Fund may be purchased through your financial representative at net asset value without any initial or contingent deferred sales charges and are not subject to ongoing distribution expenses. Advisor Class shares may be purchased and held solely (i) through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by AFD,
(ii) through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets,
(iii) by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds, and (iv) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. A shareholder's Advisor Class shares will automatically convert to Class A shares of the same Fund under certain circumstances. For a more detailed description of the conversion feature and Class A shares, see "Conversion Feature."

Generally, a fee-based program must charge an asset-based or other similar fee and must invest in the aggregate at least $250,000 in Advisor Class shares of all Alliance Mutual Funds, including the Fund, in order to be approved by AFD for investment in Advisor Class shares. For more detailed information about who may purchase and hold Advisor Class shares see the Statement of Additional Information. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund and under a 403(b)(7) retirement plan. Share certificates are issued only upon request. See the Subscription Application and the Statement of Additional Information for more information.

The Funds may refuse any order to purchase Advisor Class shares. In this regard, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

How the Funds Value Their Shares

The net asset value of Advisor Class shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to the Advisor Class by the outstanding shares of the Advisor Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

HOW TO SELL SHARES

You may "redeem," i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial representative. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what documents are required by your fee-based program or employee benefit plan, you should contact your financial representative.

Selling Shares Through Your Financial Representative

Your financial representative must receive your request before 4:00 p.m. Eastern time, and your financial representative must transmit your request to the Fund by 5:00 p.m. Eastern time, for you to receive that day's net asset value. Your financial representative is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Selling Shares Directly To A Fund

Send a signed letter of instruction or stock power form to AFS along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial representative, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

                            Alliance Fund Services
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672. Telephone redemption requests must be made by 4 p.m. Eastern time on a Fund business day in order to receive that day's net asset value, and, except for certain omnibus accounts, may be made only once in any 30-day period. A shareholder who has completed the Telephone Transactions section of the Subscription Application, or the Shareholder Options form obtained from AFS, can elect to have the proceeds of his or her redemption sent to his or her bank via an electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record. Except for certain omnibus accounts, redemption requests by electronic funds transfer may not exceed $100,000 and redemption requests by check may not exceed $50,000. Telephone redemption is not available for shares held in nominee or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

General

The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES

AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares of any Fund for Advisor Class shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

GENERAL

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Fund that are different from those described in this Prospectus. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Each Fund offers three classes of shares other than the Advisor Class, which are Class A, Class B and Class C. All classes of shares of a Fund have a common investment objective and investment portfolio. Class A shares are offered with an initial sales charge and pay a distribution services fee. Class B shares have a contingent deferred sales charge (a OCDSCO) and also pay a distribution services fee. Class C shares have no initial sales charge or CDSC as long as they are not redeemed within one year of purchase, but pay a distribution services fee. Because Advisor Class shares have no initial sales charge or

CDSC and pay no distribution services fee, Advisor Class shares are expected to have different performance from Class A, Class B or Class C shares. You may obtain more information about Class A, Class B and Class C shares, which are not offered by this Prospectus, by contacting AFS by telephone at 1-800-221-5672 or by contacting your financial representative.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors of the Fund.

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                             Principal occupation
                                                                during the past
        Fund                 Employee; year; title               five years
-----------------------------------------------------------------------------------
The Alliance Fund            Alden M. Stewart since 1997--     Associated with
                             Executive Vice President of       Alliance since 1993;
                             Alliance Capital Management       prior thereto,
                             Corporation ("ACMC")              associated with
                                                               Equitable Capital

                             Randall E. Haase since 1997--     Associated with
                             Senior Vice President of ACMC     Alliance since July
                                                               1993; prior
                                                               thereto,
                                                               associated with
                                                               Equitable Capital

Growth Fund                  Tyler Smith since inception--     Associated with
                             Senior Vice President of ACMC     Alliance since
                                                               July 1993; prior
                                                               thereto,
                                                               associated with
                                                               Equitable Capital
                                                               Management
                                                               Corporation
                                                               ("Equitable
                                                               Capital")**

Premier Growth Fund          Alfred Harrison since inception-- Associated with
                             Vice Chairman of ACMC             Alliance

Technology Fund              Peter Anastos since 1992--        Associated with
                             Senior Vice President of ACMC     Alliance

                             Gerald T. Malone since 1992--     Associated with
                             Senior Vice President of ACMC     Alliance since
                                                               1992; prior
                                                               thereto
                                                               associated with
                                                               College
                                                               Retirement
                                                               Equities Fund

Quasar Fund                  Alden M. Stewart since 1994--     (see above)
                             (see above)

                             Randall E. Haase since 1994--     (see above)
                             (see above)

International Fund           A. Rama Krishna since 1993--      Associated with
                             Senior Vice President of ACMC     Alliance since
                             and director of Asian Equity      1993, prior
                             research                          thereto,
                                                               Chief Investment
                                                               Strategist and
                                                               Director--Equity
                                                               Research for CS
                                                               First Boston

Worldwide Privatization      Mark H. Breedon since inception-- Associated with
                             Senior Vice President of ACMC     Alliance
                             and Director and Vice President
                             of Alliance Capital Limited ***

New Europe Fund              Nigel Hankin since 1996--         Associated with
                             Vice President  of ACMC           Alliance since
                                                               1996; prior
                                                               thereto portfolio
                                                               manager of
                                                               Draycott Partners

                             Gregory Eckersley since 1996--    Associated with
                             Vice President  of ACMC           Alliance since
                                                               1996; prior
                                                               thereto portfolio
                                                               manager of
                                                               Draycott Partners

All-Asia Investment          A. Rama Krishna since inception-- (see above)
Fund                         (see above)

Global Small Cap             Alden M. Stewart since 1994--      (see above)
Fund                         (see above)

                             Randall E. Haase since 1994--      (see above)
                             (see above)

                             Ronald L. Simcoe since 1993--      Associated with
                             Vice President of ACMC             Alliance since
                                                                1993; prior thereto,
                                                                associated with
                                                                Equitable Capital

Strategic Balanced           Robert G. Heisterberg since 1996-- Associated with
Fund                         Senior Vice President of ACMC      Alliance

Balanced Shares              Kevin J. O'Brien since 1996--      Associated with
                             Senior Vice President of ACMC      Alliance

Income Builder Fund          Andrew M. Aran since 1994--        Associated with
                             Senior Vice President of ACMC      Alliance

                             Thomas M. Perkins since 1991--     Associated with
                             Senior Vice President of ACMC      Alliance

Utility Income Fund          Paul Rissman since 1996--          Associated with
                             Vice President of ACMC             Alliance

Growth & Income              Paul Rissman since 1994--          Associated with
Fund                         (see above)                        Alliance
-----------------------------------------------------------------------------------

     *    The sole general partner of Alliance.
     ** Equitable Capital was, prior to Alliance's acquisition of it, a management firm under common control with Alliance.
     ***  An indirect wholly-owned subsidiary of Alliance.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1996 totaling more than $173 billion (of which approximately $59 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 110 separate investment portfolios currently have over two million shareholders. As of September 30, 1996, Alliance was an investment manager of employee benefit plan assets for 33 of the Fortune 100 companies.

ACMC, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under "Management of the Fund."

ADMINISTRATOR AND CONSULTANT TO ALL-ASIA INVESTMENT FUND

Alliance has been retained by All-Asia Investment Fund under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund. For a description of such services, see the Statement of Additional Information of the Fund.

In connection with its provision of advisory services to All-Asia Investment Fund, Alliance has retained at its expense OCBC Asset Management Limited ("OAM") as a consultant to provide to Alliance such statistical and other factual information, research and assistance with respect to economic, financial, political, technological and social conditions and trends in Asian countries, including information on markets and industries, as Alliance shall from time to time request. OAM will not furnish investment advice or make recommendations regarding the purchase or sale of securities by the Fund nor will it be responsible for making investment decisions involving Fund assets.

OAM is one of the largest Singapore-based investment management companies specializing in investment in Asia- Pacific markets. OAM provides consulting and advisory services to institutions and individuals, including mutual funds.

OAM is a wholly-owned subsidiary of Oversea-Chinese Banking Corporation Limited ("OCBC Bank"), which is based in Singapore. The OCBC Bank Group has an extensive network of banking offices in the Asian Pacific region. The OCBC Bank Group engages in a wide variety of activities including commercial banking, investment banking, and property and hotel investment and management.

DISTRIBUTION SERVICES AGREEMENTS

Each Fund has entered into a Distribution Services Agreement with AFD with respect to the Advisor Class shares. The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.

--------------------------------------------------------------------------------
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are initially purchased and may be changed at any time prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES

Each Fund intends to qualify to be taxed as a "regulated investment company" under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax, law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. Alliance Fund, Premier Growth Fund, Technology Fund, Income Builder Fund, Quasar Fund, New Europe Fund, Balanced Shares and Growth and Income Fund are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Under certain circumstances, if a Fund realizes losses from fluctuations in currency exchange rates after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. See "Dividends, Distributions and Taxes" in the Statement of Additional Information. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions. Shareholders are urged to consult their tax advisers regarding their own tax situation.

--------------------------------------------------------------------------------
                              CONVERSION FEATURE
--------------------------------------------------------------------------------

CONVERSION TO CLASS A SHARES

Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "--How to Buy Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with an investment advisor or financial intermediary, in each case that satisfies the requirements to purchase shares set forth under "--How to Buy Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in this Prospectus (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in this Prospectus, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge.

DESCRIPTION OF CLASS A SHARES

The following sets forth maximum transaction costs, annual expenses, per share income and capital charges for Class A shares of each of the Funds. Class A shares are subject to a distribution fee that may not exceed an annual rate of
 .30%. The higher fees mean a higher expense ratio, so Class A shares pay correspondingly lower dividends and may have a lower net asset value than Advisor Class shares.

Shareholder Transaction Expenses are one of several factors to consider when you invest in a Fund. The following table summarizes your maximum transaction costs from investing in Class A shares of a Fund and annual expenses for Class A shares of each Fund. For each Fund, the "Examples" to the right of the table below show the cumulative expenses attributable to a hypothetical $1,000 investment for the periods specified.

                                                             Class A Shares
                                                             --------------
Maximum sales charge imposed on purchases (as a percentage
of offering price) (a).....................................  None (sales charge waived)

Sales charge imposed on dividend reinvestments.............      None

Deferred sales charge (as a
percentage of original purchase
price or redemption proceeds,
whichever is lower)........................................      None

Exchange fee...............................................      None

-------------------------------------------------------------------------------
           Operating Expenses                           Examples(a)
--------------------------------------------    ---------------------------
Alliance Fund                      Class A                        Class A
                                   -------                        -------
   Management fees                   .70%       After 1 year        $ 11
   12b-1 fees                        .19%       After 3 years       $ 33
   Other expenses (b)                .15%       After 5 years       $ 57
   Total fund                      -------      After 10 years      $127
    operating expenses              1.04%
                                   =======
Growth Fund                        Class A                        Class A
                                   -------                        -------
   Management fees                   .75%       After 1 year        $ 13
   12b-1 fees                        .30%       After 3 years       $ 41
   Other expenses (b)                .25%       After 5 years       $ 71
   Total fund                      -------      After 10 years      $157
    operating expenses              1.30%
                                   =======
Premier Growth Fund                Class A                        Class A
                                   -------                        -------
   Management fees                  1.00%       After 1 year        $ 17
   12b-1 fees                        .33%       After 3 years       $ 52
   Other expenses (b)                .32%       After 5 years       $ 90
   Total fund                      -------      After 10 years      $195
    operating expenses              1.65%
                                   =======
Technology Fund                    Class A                        Class A
                                   -------                        -------
   Management fees (g)              1.11%       After 1 year        $ 18
   12b-1 fees                        .30%       After 3 years       $ 55
   Other expenses (b)                .33%       After 5 years       $ 94
   Total fund                      -------      After 10 years      $205
    operating expenses              1.74%
                                   =======
--------------------------------------------------------------------------------

    Please refer to the footnotes on page 38.

       Operating Expenses                                  Examples
------------------------------------------      ---------------------------
Quasar Fund                       Class A                         Class A
                                  -------                         -------
   Management fees (g)             1.15%        After 1 year        $ 18
   12b-1 fees                       .21%        After 3 years       $ 56
   Other expenses (b)               .43%        After 5 years       $ 97
   Total fund                     -------       After 10 years      $211
    operating expenses             1.79%
                                  =======
International Fund                Class A                         Class A
                                  -------                         -------
   Management fees (g)              .92%        After 1 year        $ 17
   12b-1 fees                       .17%        After 3 years       $ 54
   Other expenses (b)               .63%        After 5 years       $ 93
   Total fund                     -------       After 10 years      $203
    operating expenses             1.72%
                                  =======
Worldwide Privatization Fund      Class A                         Class A
                                  -------                         -------
   Management fees                 1.00%        After 1 year        $ 19
   12b-1 fees                       .30%        After 3 years       $ 59
   Other expenses (b)               .57%        After 5 years       $101
   Total fund                     -------       After 10 years      $219
    operating expenses             1.87%
                                  =======
New Europe Fund                   Class A                         Class A
                                  -------                         -------
   Management fees                 1.07%        After 1 year        $ 22
   12b-1 fees                       .30%        After 3 years       $ 67
   Other expenses (b)               .77%        After 5 years       $115
   Total fund                     -------       After 10 years      $247
    operating expenses             2.14%
                                  =======
All-Asia Investment Fund          Class A                          Class A
                                  -------                         -------
   Management fees                              After 1 year        $ 34
    (after waiver) (c)              .75%        After 3 years       $104
   12b-1 fees                       .30%        After 5 years       $176
   Other expenses                               After 10 years      $366
     Administration fees(d)         .15%
     Other operating expenses (b)  2.17%
                                   ------
   Total other expenses            2.32%
   Total fund                      ------
    operating expenses (e)         3.37%
                                  =======
Global Small Cap Fund             Class A                         Class A
                                  -------                         -------
   Management fees                 1.00%        After 1 year        $ 25
   12b-1 fees                       .30%        After 3 years       $ 78
   Other expenses (b)              1.21%        After 5 years       $134
   Total fund                     -------       After 10 years      $285
    operating expenses             2.51%
                                  =======
Strategic Balanced Fund           Class A                         Class A
                                  -------                         -------
   Management fees
    (after waiver) (c)              .38%        After 1 year        $ 14
   12b-1 fees                       .30%        After 3 years       $ 44
   Other expenses (b)               .72%        After 5 years       $ 77
   Total fund                     -------       After 10 years      $168
    operating expenses (e)         1.40%
                                  =======
Balanced Shares                   Class A                         Class A
                                  -------                         -------
   Management fees                  .63%        After 1 year        $ 14
   12b-1 fees                       .24%        After 3 years       $ 44
   Other expenses (b)               .51%        After 5 years       $ 76
   Total fund                     -------       After 10 years      $166
    operating expenses             1.38%
                                  =======
--------------------------------------------------------------------------------

Please refer to the footnotes on page 38.

          Operating Expenses                           Examples
------------------------------------------   ----------------------------
Income Builder Fund               Class A                         Class A
                                  -------                         -------
   Management fees                  .75%        After 1 year       $ 22
   12b-1 fees                       .30%        After 3 years      $ 69
   Other expenses (b)              1.20%        After 5 years      $118
   Total fund                      ----         After 10 years     $253
    operating expenses             2.25%
                                   ====
Utility Income Fund               Class A                         Class A
                                  -------                         -------
   Management fees
    (after waiver) (c)             0.00%        After 1 year       $ 15
   12b-1 fees                       .30%        After 3 years      $ 47
   Other expenses (b)              1.20%        After 5 years      $ 82
   Total fund                      ----         After 10 years     $179
    operating expenses (f)         1.50%
                                   ====
Growth and Income Fund            Class A                         Class A
                                  -------                         -------
   Management fees                  .51%        After 1 year       $ 10
   12b-1 fees                       .21%        After 3 years      $ 31
   Other expenses (b)               .25%        After 5 years      $ 54
   Total fund                       ---         After 10 years     $119
    operating expenses              .97%
                                    ===
--------------------------------------------------------------------------------

(a) Advisor Class shares convert to Class A shares at net asset value and without the imposition of any sales charge and accordingly the maximum sales charge of 4.25% on most purchases of Class A shares for cash does not apply.
(b) These expenses include a transfer agency fee payable to Alliance Fund Services, Inc., an affiliate of Alliance, based on a fixed dollar amount charged to the Fund for each shareholder's account.
(c) Net of voluntary fee waiver. In the absence of such waiver, management fees would be 1.00% for All-Asia Investment Fund and .75% for Strategic Balanced Fund and Utility Income Fund.
(d) Reflects the fees payable by All-Asia Investment Fund to Alliance pursuant to an administration agreement.
(e) Net of voluntary fee waiver and/or expense reimbursement. In the absence of such waiver and/or reimbursement, total fund operating expenses for Strategic Balanced Fund would have been 1.76% for Class A shares. In the absence of such waiver and reimbursements, total fund operating expenses for All-Asia Investment Fund would have been 3.62% for Class A shares annualized.
(f) Net of expense reimbursements. Absent expense reimbursements, total fund operating expenses for Utility Income Fund would be 3.38% for Class A shares.
(g) Calculated based on average daily net assets. Maximum contractual rate, based on quarter-end net assets, is 1.00% for Quasar Fund, Technology Fund and International Fund.

The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of Class A shares of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. The Rule 12b-1 fee for Class A comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to Class A and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. The management fee rates of Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Technology Fund, International Fund, Worldwide Privatization Fund, New Europe Fund, All-Asia Investment Fund, Income Builder Fund, Utility Income Fund and Global Small Cap Fund are higher than those paid by most other investment companies, but Alliance believes the fees are comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class A shares of Global Small Cap Fund and Worldwide Privatization Fund are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered representative of past or future expenses; actual expenses may be greater or less than those shown.

Financial Highlights. The tables on the following pages present, for each Fund, per share income and capital changes for a Class A share outstanding throughout each period indicated. The information in the tables for Alliance Fund, Growth Fund, Premier Growth Fund, Strategic Balanced Fund, Balanced Shares, Utility Income Fund, Worldwide Privatization Fund and Growth and Income Fund has been audited by Price Waterhouse LLP, the independent accountants for each Fund, and for All-Asia Investment Fund, Technology Fund, Quasar Fund, International Fund, New Europe Fund, Global Small Cap Fund and Income Builder Fund by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund, appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Prospectus.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK

                           Net                                  Net Increase
                          Asset         Net      Net Realized   (Decrease) In   Dividends
                          Value      Investment  and Unrealized   Net Asset     From Net     Distributions
                       Beginning Of    Income    Gain (Loss) On  Value From    Investment      From Net
Fiscal Year of  Period    Period       (Loss)     Investments    Operations      Income      Realized Gains
---------------------  ------------  ----------  --------------  -----------   ----------    --------------
ALLIANCE FUND
  Class A
  Year ended 11/30/96    $ 7.72        $ .02        $ 1.06        $ 1.08        $(.02)            $(1.07)
  Year ended 11/30/95      6.63          .02          2.08          2.10         (.01)             (1.00)
  1/1/94 to 11/30/94**     6.85          .01          (.23)         (.22)        0.00               0.00
  Year ended 12/31/93      6.68          .02           .93           .95         (.02)              (.76)
  Year ended 12/31/92      6.29          .05           .87           .92         (.05)              (.48)
  Year ended 12/31/91      5.22          .07          1.70          1.77         (.07)              (.63)
  Year ended 12/31/90      6.87          .09          (.32)         (.23)        (.18)             (1.24)
  Year ended 12/31/89      5.60          .12          1.19          1.31         (.04)              0.00
  Year ended 12/31/88      5.15          .08           .80           .88         (.08)              (.35)
  Year ended 12/31/87      6.87          .08           .27           .35         (.13)             (1.94)
  Year ended 12/31/86     11.15          .11           .87           .98         (.10)             (5.16)
  Year ended 12/31/85      9.18          .20          2.51          2.71         (.23)              (.51)

GROWTH FUND (i)
  Class A
  Year ended 10/31/96    $29.48        $ .05        $ 6.20        $ 6.25       $ (.19)           $  (.63)
  Year ended 10/31/95     25.08          .12          4.80          4.92         (.11)              (.41)
  5/1/94 to 10/31/94**    23.89          .09          1.10          1.19         0.00               0.00
  Year ended 4/30/94      22.67         (.01) (c)     3.55          3.54         0.00              (2.32)
  Year ended 4/30/93      20.31          .05  (c)     3.68          3.73         (.14)             (1.23)
  Year ended 4/30/92      17.94          .29  (c)     3.95          4.24         (.26)             (1.61)
  9/4/90++ to 4/30/91     13.61          .17  (c)     4.22          4.39         (.06)              0.00

PREMIER GROWTH FUND
  Class A
  Year ended 11/30/96    $16.09        $(.04) (b)   $ 5.20        $ 3.16        $0.00             $(1.27)
  Year ended 11/30/95     11.41         (.03)         5.38          5.35         0.00               (.67)
  Year ended 11/30/94     11.78         (.09)         (.28)         (.37)        0.00               0.00
  Year ended 11/30/93     10.79         (.05)         1.05          1.00         (.01)              0.00
  9/28/92+ to 11/30/92    10.00          .01           .78           .79         0.00               0.00

TECHNOLOGY FUND
  Class A
  Year ended 11/30/96    $46.64        $ .39 (b)    $ 7.28        $ 6.89        $0.00             $(2.38)
  Year ended 11/30/95     31.98         (.30)(b)     18.13         17.83         0.00              (3.17)
  1/1/94 to 11/30/94**    26.12         (.32)         6.18          5.86         0.00               0.00
  Year ended 12/31/93     28.20         (.29)         6.39          6.10         0.00              (8.18)
  Year ended 12/31/92     26.38         (.22) (b)     4.31          4.09         0.00              (2.27)
  Year ended 12/31/91     19.44         (.02)        10.57         10.55         0.00              (3.61)
  Year ended 12/31/90     21.57         (.03)         (.56)         (.59)        0.00              (1.54)
  Year ended 12/31/89     20.35         0.00          1.22          1.22         0.00               0.00
  Year ended 12/31/88     20.22         (.03)          .16           .13         0.00               0.00
  Year ended 12/31/87     23.11         (.10)         4.54          4.44         0.00              (7.33)
  Year ended 12/31/86     20.64         (.14)         2.62          2.48         (.01)              0.00
  Year ended 12/31/85     16.52          .02          4.30          4.32         (.20)              0.00

QUASAR FUND
  Class A
  Year ended 9/30/96     $24.16        $(.25)       $ 8.82        $ 8.57        $0.00             $(4.81)
  Year ended 9/30/95      22.65         (.22) (b)     5.59          5.37         0.00              (3.86)
  Year ended 9/30/94      24.43         (.60)         (.36)         (.96)        0.00               (.82)
  Year ended 9/30/93      19.34         (.41)         6.38          5.97         0.00               (.88)
  Year ended 9/30/92      21.27         (.24)        (1.53)        (1.77)        0.00               (.16)
  Year ended 9/30/91      15.67         (.05)         5.71          5.66         (.06)              0.00
  Year ended 9/30/90      24.84          .03  (b)    (7.18)        (7.15)        0.00              (2.02)
  Year ended 9/30/89      17.60          .02  (b)     7.40          7.42         0.00               (.18)
  Year ended 9/30/88      24.47         (.08)        (2.08)        (2.16)        0.00              (4.71)
  Year ended 9/30/87(d)   21.80         (.14)         5.88          5.74         0.00              (3.07)
  Year ended 9/30/86(d)   17.25         0.00          5.54          5.54         (.03)              (.96)
  Year ended 9/30/85(d)   14.67          .04          2.87          2.91         (.11)              (.22)

INTERNATIONAL FUND
  Class A
  Year ended 6/30/96     $16.81        $ .05 (b)    $ 2.51        $ 2.56        $0.00             $(1.05)
  Year ended 6/30/95      18.38          .04           .01           .05         0.00              (1.62)
  Year ended 6/30/94      16.01         (.09)         3.02          2.93         0.00               (.56)
  Year ended 6/30/93      14.98         (.01)         1.17          1.16         (.04)              (.09)
  Year ended 6/30/92      14.00          .01 (b)      1.04          1.05         (.07)              0.00
  Year ended 6/30/91      17.99          .05         (3.54)        (3.49)        (.03)              (.47)
  Year ended 6/30/90      17.24          .03          2.87          2.90         (.04)             (2.11)
  Year ended 6/30/89      16.09          .05          3.73          3.78         (.13)             (2.50)
  Year ended 6/30/88      23.70          .17         (1.22)        (1.05)        (.21)             (6.35)
  Year ended 6/30/87      22.02          .15          4.31          4.46         (.03)             (2.75)
-----------------------------------------------------------------------------------------------------------

    Please refer to the footnotes on page 44.

                                                   Total
                                                 Investment  Net Assets              Ratio Of Net
                           Total      Net Asset    Return    At End Of    Ratio of    Investment
                         Dividends      Value     Based on    Period      Expenses   Income (Loss)                   Average
                            And        End of    Net Asset    (000's     To Average   To Average       Portfolio    Commission
Fiscal Year or Period  Distributions   Period    Value (a)    omitted)   Net Assets   Net Assets     Turnover Rate   Date (k)
---------------------  -------------  ---------  ----------  ----------  ----------  -------------   -------------  ----------
ALLIANCE FUND
Class A
Year ended 11/30/96        $(1.09)      $ 7.71     16.49%     $999,067     1.04%          .30%             80%       $0.0646
Year ended 11/30/95         (1.01)        7.72     37.87       945,309     1.08           .31              81             --
1/1/94 to 11/30/94**         0.00         6.63     (3.21)      760,679     1.05*          .21*             63             --
Year ended 12/31/93          (.78)        6.85     14.26       831,814     1.01           .27              66             --
Year ended 12/31/92          (.53)        6.68     14.70       794,733      .81           .79              58             --
Year ended 12/31/91          (.70)        6.29     33.91       748,226      .83          1.03              74             --
Year ended 12/31/90         (1.42)        5.22     (4.36)      620,374      .81          1.56              71             --
Year ended 12/31/89          (.04)        6.87     23.42       837,429      .75          1.79              81             --
Year ended 12/31/88          (.43)        5.60     17.10       760,619      .82          1.38              65             --
Year ended 12/31/87         (2.07)        5.15      4.90       695,812      .76          1.03             100             --
Year ended 12/31/86         (5.26)        6.87     12.60       652,009      .61          1.39              46             --
Year ended 12/31/85          (.74)       11.15     31.52       710,851      .59          1.96              62             --

GROWTH FUND (i)
Class A
Year ended 10/31/96        $ (.82)      $34.91     21.65%     $499,459     1.30%          .15%             46%       $0.0584
Year ended 10/31/95          (.52)       29.48     20.18       285,161     1.35           .56              61             --
5/1/94 to 10/31/94**         0.00        25.08      4.98       167,800     1.35*          .86*             24             --
Year ended 4/30/94          (2.32)       23.89     15.66       102,406     1.40 (f)       .32              87             --
Year ended 4/30/93          (1.37)       22.67     18.89        13,889     1.40 (f)       .20             124             --
Year ended 4/30/92          (1.87)       20.31     23.61         8,228     1.40 (f)      1.44             137             --
9/4/90++ to 4/30/91          (.06)       17.94     32.40           713     1.40*(f)      1.99*            130             --

PREMIER GROWTH FUND
Class A
Year ended 11/30/96        $(1.27)      $17.98     21.52%     $172,870     1.65%        (.27)%             95%       $0.0651
Year ended 11/30/95          (.67)       16.09     49.95        72,366     1.75         (.28)             114             --
Year ended 11/30/94          0.00        11.41     (3.14)       35,146     1.96         (.67)              98             --
Year ended 11/30/93          (.01)       11.78      9.26        40,415     2.18         (.61)              68             --
9/28/92+ to 11/30/92         0.00        10.79      7.90         4,893     2.17*(f)      .91*(f)            0             --

TECHNOLOGY FUND
Class A
Year ended 11/30/96        $(2.38)      $51.15     16.05%     $594,861     1.74%        (.87)%             30%       $0.0612
Year ended 11/30/95         (3.17)       46.64     61.93       398,262     1.75         (.77)              55             --
1/1/94 to 11/30/94**         0.00        31.98     22.43       202,929     1.66*       (1.22)*             55             --
Year ended 12/31/93         (8.18)       26.12     21.63       173,732     1.73        (1.32)              64             --
Year ended 12/31/92         (2.27)       28.20     15.50       173,566     1.61         (.90)              73             --
Year ended 12/31/91         (3.61)       26.38     54.24       191,693     1.71         (.20)             134             --
Year ended 12/31/90         (1.54)       19.44     (3.08)      131,843     1.77         (.18)             147             --
Year ended 12/31/89          0.00        21.57      6.00       141,730     1.66          .02              139             --
Year ended 12/31/88          0.00        20.35      0.64       169,856     1.42  (f)    (.16)(f)          139             --
Year ended 12/31/87         (7.33)       20.22     19.16       167,608     1.31  (f)    (.56)(f)          248             --
Year ended 12/31/86          (.01)       23.11     12.03       147,733     1.13  (f)    (.57)(f)          141             --
Year ended 12/31/85          (.20)       20.64     26.24       147,114     1.14  (f)     .07 (f)          259             --

QUASAR FUND
Class A
Year ended 9/30/96         $(4.81)      $27.92     42.42%     $229,798     1.79%       (1.11)%            168%       $0.0596
Year ended 9/30/95          (3.86)       24.16     30.73       146,663     1.83        (1.06)             160             --
Year ended 9/30/94           (.82)       22.65     (4.05)      155,470     1.67        (1.15)             110             --
Year ended 9/30/93           (.88)       24.43     31.58       228,874     1.65        (1.00)             102             --
Year ended 9/30/92           (.16)       19.34     (8.34)      252,140     1.62         (.89)             128             --
Year ended 9/30/91           (.06)       21.27     36.28       333,806     1.64         (.22)             118             --
Year ended 9/30/90          (2.02)       15.67    (30.81)      251,102     1.66          .16               90             --
Year ended 9/30/89           (.18)       24.84     42.68       263,099     1.73          .10               90             --
Year ended 9/30/88          (4.71)       17.60     (8.61)       90,713     1.28(f)      (.40)(f)           58             --
Year ended 9/30/87(d)       (3.07)       24.47     29.61       134,676     1.18(f)      (.56)(f)           76             --
Year ended 9/30/86(d)        (.99)       21.80     33.79       144,959     1.18          .02               84             --
Year ended 9/30/85(d)        (.33)       17.25     20.29        77,067     1.18          .22               77             --

INTERNATIONAL FUND
Class A
Year ended 6/30/96         $(1.05)      $18.32     15.83%     $196,261     1.72%         .31%              78%            --
Year ended 6/30/95          (1.62)       16.81       .59       165,584     1.73          .26              119             --
Year ended 6/30/94           (.56)       18.38     18.68       201,916     1.90         (.50)              97             --
Year ended 6/30/93           (.13)       16.01      7.86       161,048     1.88         (.14)              94             --
Year ended 6/30/92           (.07)       14.98      7.52       179,807     1.82          .07               72             --
Year ended 6/30/91           (.50)       14.00    (19.34)      214,442     1.73          .37               71             --
Year ended 6/30/90          (2.15)       17.99     16.98       265,999     1.45          .33               37             --
Year ended 6/30/89          (2.63)       17.24     27.65       166,003     1.41          .39               87             --
Year ended 6/30/88          (6.56)       16.09     (4.20)      132,319     1.41          .84               55             --
Year ended 6/30/87          (2.78)       23.70     23.05       194,716     1.30          .77               58             --
----------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

                                   Net                                  Net Increase
                                  Asset         Net      Net Realized   (Decrease) In   Dividends
                                  Value      Investment  and Unrealized   Net Asset     From Net     Distributions
                               Beginning Of    Income    Gain (Loss) On  Value From    Investment      From Net
Fiscal Year or Period             Period       (Loss)     Investments    Operations      Income      Realized Gains
---------------------          ------------  ----------  --------------  -----------   ----------    --------------
WORLDWIDE PRIVATIZATION
 FUND
  Class A
  Year ended 6/30/96             $10.18      $ .10 (b)      $ 1.85        $ 1.95        $0.00             $ 0.00
  Year ended 6/30/95               9.75        .06             .37           .43         0.00               0.00
  6/2/94+ to 6/30/94              10.00        .01            (.26)         (.25)        0.00               0.00

NEW EUROPE FUND
  Class A
  Year ended 7/31/96             $15.11       $.18          $ 1.02        $ 1.20        $0.00              $(.47)
  Year ended 7/31/95              12.66        .04            2.50          2.54         (.09)              0.00
  Period ended 7/31/94**          12.53        .09             .04           .13         0.00               0.00
  Year ended 2/28/94               9.37        .02 (b)        3.14          3.16         0.00               0.00
  Year ended 2/28/93               9.81        .04            (.33)         (.29)        (.15)              0.00
  Year ended 2/29/92               9.76        .02 (b)         .05           .07         (.02)              0.00
  4/2/90+ to 2/28/91              11.11 (e)    .26            (.91)         (.65)        (.26)              (.44)

ALL-ASIA INVESTMENT FUND
  Class A
  Year ended 10/31/96            $10.45      $(.21)(b)(c)   $  .88        $  .67        $0.00             $ (.08)
  11/28/94+ to 10/31/95           10.00       (.19)(c)         .64           .45         0.00               0.00

GLOBAL SMALL CAP FUND
  Class A
  Year ended 7/31/96             $10.38      $(.14)(b)      $ 1.90        $ 1.76        $0.00             $ (.53)
  Year ended 7/31/95              11.08       (.09)           1.50          1.41         0.00              (2.11)(j)
  Period ended 7/31/94**          11.24       (.15)(b)        (.01)         (.16)        0.00               0.00
  Year ended 9/30/93               9.33       (.15)           2.49          2.34         0.00               (.43)
  Year ended 9/30/92              10.55       (.16)          (1.03)        (1.19)        0.00               (.03)
  Year ended 9/30/91               8.26       (.06)           2.35          2.29         0.00               0.00
  Year ended 9/30/90              15.54       (.05)(b)       (4.12)        (4.17)        0.00              (3.11)
  Year ended 9/30/89              11.41       (.03)           4.25          4.22         0.00               (.09)
  Year ended 9/30/88              15.07       (.05)          (1.83)        (1.88)        0.00              (1.78)
  Year ended 9/30/87              15.47       (.07)           4.19          4.12         (.04)             (4.48)

STRATEGIC BALANCED FUND (i)
  Class A
  Year ended 7/31/96             $17.98      $ .35 (b)(c)   $ 1.08        $ 1.43        $(.32)            $ (.61)
  Year ended 7/31/95              16.26        .34 (c)        1.64          1.98         (.22)              (.04)
  Period ended 7/31/94**          16.46        .07 (c)        (.27)         (.20)        0.00               0.00
  Year ended 4/30/94              16.97        .16 (c)         .74           .90         (.24)             (1.17)
  Year ended 4/30/93              17.06        .39 (c)         .59           .98         (.42)              (.65)
  Year ended 4/30/92              14.48        .27 (c)        2.80          3.07         (.17)              (.32)
  9/4/90++ to 4/30/91             12.51        .34 (c)        1.66          2.00         (.03)              0.00

BALANCED SHARES
  Class A
  Year ended 7/31/96             $15.08      $ .37          $  .45        $  .82        $(.41)            $(1.48)
  Year ended 7/31/95              13.38        .46            1.62          2.08         (.36)              (.02)
  Period ended 7/31/94**          14.40        .29            (.74)         (.45)        (.28)              (.29)
  Year ended 9/30/93              13.20        .34            1.29          1.63         (.43)              0.00
  Year ended 9/30/92              12.64        .44             .57          1.01         (.45)              0.00
  Year ended 9/30/91              10.41        .46            2.17          2.63         (.40)              0.00
  Year ended 9/30/90              14.13        .45           (2.14)        (1.69)        (.40)             (1.63)
  Year ended 9/30/89              12.53        .42            2.18          2.60         (.46)              (.54)
  Year ended 9/30/88              16.33        .46           (1.07)         (.61)        (.44)             (2.75)
  Year ended 9/30/87              14.64        .67            1.62          2.29         (.60)              0.00

INCOME BUILDER FUND (H)
  Class A
  Year ended 10/31/96            $10.70      $ .56 (b)      $  .98        $ 1.54        $(.55)            $ (.12)
  Year ended 10/31/95              9.69        .93 (b)         .59          1.52         (.51)              0.00
  3/25/94++ to 10/31/94           10.00        .96           (1.02)         (.06)        (.05)(g)           (.20)

UTILITY INCOME FUND
  Class A
  Year ended 11/30/96            $10.22      $ .18 (b)(c)   $  .65        $  .83        $(.46)            $ 0.00
  Year ended 11/30/95              8.97        .30 (c)        1.40          1.70         (.45)              0.00
  Year ended 11/30/94              9.92        .42 (c)        (.89)         (.47)        (.48)              0.00
  10/18/93+ to 11/30/93           10.00        .02 (c)        (.10)         (.08)        0.00               0.00

GROWTH AND INCOME FUND
  Class A
  Year ended 10/31/96            $ 2.71      $ .05          $  .50        $  .55        $(.05)            $ (.21)
  Year ended 10/31/95              2.35        .02             .52           .54         (.06)              (.12)
  Year ended 10/31/94              2.61        .06            (.08)         (.02)        (.06)              (.18)
  Year ended 10/31/93              2.48        .06             .29           .35         (.06)              (.16)
  Year ended 10/31/92              2.52        .06             .11           .17         (.06)              (.15)
  Year ended 10/31/91              2.28        .07             .56           .63         (.09)              (.30)
  Year ended 10/31/90              3.02        .09            (.30)         (.21)        (.10)              (.43)
  Year ended 10/31/89              3.05        .10             .43           .53         (.08)              (.48)
  Year ended 10/31/88              3.48        .10             .33           .43         (.08)              (.78)
  Year ended 10/31/87              3.52        .11            (.03)          .08         (.12)              0.00
  Year ended 10/31/86              3.01        .12             .92          1.04         (.13)              (.40)
  Year ended 10/31/85              2.93        .14             .42           .56         (.15)              (.33)
------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

                                                     Total
                                                   Investment  Net Assets              Ratio Of Net
                            Total      Net Asset     Return    At End Of    Ratio of    Investment
                          Dividends      Value      Based on    Period      Expenses   Income (Loss)                   Average
                             And        End of     Net Asset    (000's     To Average   To Average      Portfolio    Commission
Fiscal Year or Period   Distributions   Period     Value (a)    omitted)   Net Assets   Net Assets    Turnover Rate   Rate (k)
---------------------   -------------  ---------   ----------  ----------  ----------  -------------  -------------  ----------
WORLDWIDE PRIVATIZATION
 FUND
Class A                                                                                                                    --
Year ended 6/30/96          $ 0.00      $12.13     19.16%      $672,732       1.87%          .95%            28%           --
Year ended 6/30/95            0.00       10.18      4.41         13,535       2.56           .66             36            --
6/2/94+ to 6/30/94            0.00        9.75     (2.50)         4,990       2.75*         1.03*             0            --

NEW EUROPE FUND
Class A
Year ended 7/31/96          $ (.47)     $15.84      8.20%       $74,026       2.14%         1.10%            69%           --
Year ended 7/31/95            (.09)      15.11     20.22         86,112       2.09           .37             74            --
Period ended 7/31/94**        0.00       12.66      1.04         86,739       2.06*         1.85*            35            --
Year ended 2/28/94            0.00       12.53     33.73         90,372       2.30           .17             94            --
Year ended 2/28/93            (.15)       9.37     (2.82)        79,285       2.25           .47            125            --
Year ended 2/29/92            (.02)       9.81       .74        108,510       2.24           .16             34            --
4/2/90+ to 2/28/91            (.70)       9.76     (5.63)       188,016       1.52*         2.71*            48            --

ALL-ASIA INVESTMENT FUND
Class A
Year ended 10/31/96         $ (.08)     $11.04      6.43%      $ 12,284       3.37%(f)    (1.75)%(f)         66%      $ 0.0280
11/28/94+ to 10/31/95         0.00       10.45      4.50          2,870       4.42*(f)    (1.87)*(f)         90            --

GLOBAL SMALL CAP FUND
Class A
Year ended 7/31/96          $ (.53)     $11.61     17.46%      $ 68,623       2.51%       (1.22)%           139%           --
Year ended 7/31/95           (2.11)      10.38     16.62         60,057       2.54 (f)    (1.17) (f)        128            --
Period ended 7/31/94**        0.00       11.08     (1.42)        61,372       2.42*       (1.26)*            78            --
Year ended 9/30/93            (.43)      11.24     25.83         65,713       2.53        (1.13)             97            --
Year ended 9/30/92            (.03)       9.33    (11.30)        58,491       2.34         (.85)            108            --
Year ended 9/30/91            0.00       10.55     27.72         84,370       2.29         (.55)            104            --
Year ended 9/30/90           (3.11)       8.26    (31.90)        68,316       1.73         (.46)             89            --
Year ended 9/30/89            (.09)      15.54     37.34        113,583       1.56         (.17)            106            --
Year ended 9/30/88           (1.78)      11.41     (8.11)        90,071       1.54 (f)     (.50) (f)         74            --
Year ended 9/30/87           (4.52)      15.07     34.11        113,305       1.41 (f)     (.44) (f)         98            --

STRATEGIC BALANCED FUND (i)
Class A
Year ended 7/31/96          $ (.93)     $18.48      8.05%      $ 18,329       1.40% (f)     1.78% (f)       173%           --
Year ended 7/31/95            (.26)      17.98     12.40         10,952       1.40  (f)     2.07  (f)       172            --
Period ended 7/31/94**        0.00       16.26     (1.22)         9,640       1.40* (f)     1.63* (f)        21            --
Year ended 4/30/94           (1.41)      16.46      5.06          9,822       1.40  (f)     1.67  (f)       139            --
Year ended 4/30/93           (1.07)      16.97      5.85          8,637       1.40  (f)     2.29  (f)        98            --
Year ended 4/30/92            (.49)      17.06     20.96          6,843       1.40  (f)     1.92  (f)       103            --
9/4/90++ to 4/30/91           (.03)      14.48     16.00            443       1.40* (f)     3.54* (f)       137            --

BALANCED SHARES
Class A
Year ended 7/31/96          $(1.89)     $14.01      5.23%      $102,567       1.38%         2.41%           227%           --
Year ended 7/31/95            (.38)      15.08     15.99        122,033       1.32          3.12            179            --
Period ended 7/31/94**        (.57)      13.38     (3.21)       157,637       1.27*         2.50*           116            --
Year ended 9/30/93            (.43)      14.40     12.52        172,484       1.35          2.50            188            --
Year ended 9/30/92            (.45)      13.20      8.14        143,883       1.40          3.26            204            --
Year ended 9/30/91            (.40)      12.64     25.52        154,230       1.44          3.75             70            --
Year ended 9/30/90           (2.03)      10.41    (13.12)       140,913       1.36          4.01            169            --
Year ended 9/30/89           (1.00)      14.13     22.27        159,290       1.42          3.29            132            --
Year ended 9/30/88           (3.19)      12.53     (1.10)       111,515       1.42          3.74            190            --
Year ended 9/30/87            (.60)      16.33     15.80        129,786       1.17          4.14            136            --

INCOME BUILDER FUND (H)
Class A
Year ended 10/31/96         $ (.67)     $11.57     14.82%      $  2,056       2.20%         4.92%           108%     $ 0.0600
Year ended 10/31/95           (.51)      10.70     16.22          1,398       2.38          5.44             92            --
3/25/94++ to 10/31/94         (.25)       9.69      (.54)           600       2.52*         6.11*           126            --

UTILITY INCOME FUND
Class A
Year ended 11/30/96         $ (.46)     $10.59      8.47%      $  3,294       1.50% (f)     1.67%(f)         98%     $ 0.0536
Year ended 11/30/95           (.45)      10.22     19.32          2,748       1.50  (f)     2.48 (f)        162            --
Year ended 11/30/94           (.48)       8.97     (4.86)         1,068       1.50  (f)     4.13 (f)         30            --
10/18/93+ to 11/30/93         0.00        9.92      (.80)           229       1.50* (f)     2.35*(f)         11            --

GROWTH AND INCOME FUND
Class A
Year ended 10/31/96         $ (.26)     $ 3.00     21.51%      $553,151        .97%         1.73%            88%     $ 0.0625
Year ended 10/31/95           (.18)       2.71     24.21        458,158       1.05          1.88            142            --
Year ended 10/31/94           (.24)       2.35      (.67)       414,386       1.03          2.36             68            --
Year ended 10/31/93           (.22)       2.61     14.98        459,372       1.07          2.38             91            --
Year ended 10/31/92           (.21)       2.48      7.23        417,018       1.09          2.63            104            --
Year ended 10/31/91           (.39)       2.52     31.03        409,597       1.14          2.74             84            --
Year ended 10/31/90           (.53)       2.28     (8.55)       314,670       1.09          3.40             76            --
Year ended 10/31/89           (.56)       3.02     21.59        377,168       1.08          3.49             79            --
Year ended 10/31/88           (.86)       3.05     16.45        350,510       1.09          3.09             66            --
Year ended 10/31/87           (.12)       3.48      2.04        348,375        .86          2.77             60            --
Year ended 10/31/86           (.53)       3.52     34.92        347,679        .81          3.31             11            --
Year ended 10/31/85           (.48)       3.01     19.53        275,681        .95          3.78             15            --
-----------------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 44.

  +  Commencement of operations.
 ++  Commencement of distribution.
+++  Unaudited.
  *  Annualized.
 **  Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and/or expense reimbursement.
(d) Adjusted for a 200% stock dividend paid to shareholders of record on January 15, 1988.
(e)  Net of offering costs of ($.05).
(f) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios would have been as follows:

                                                             1992       1993      1994      1995        1996
All-Asia Investment Fund
   Class A                                                      -          -         -      10.57%#     3.62%
Growth Fund
   Class A                                                   1.94%      1.84%     1.46%        -           -
Premier Growth
   Class A                                                   3.33%#        -         -         -           -

   Net investment income ratios for Premier Growth would have been (.25%#) for Class A for this same period.

Global Small Cap Fund
   Class A                                                      -          -         -      2.61%          -
Strategic Balanced Fund
   Class A                                                   2.05%      1.85%     1.70%1    1.81%       1.76%
                                                                                  1.94%#2
Utility Income Fund
   Class A                                                      -     145.63%#   13.72%     4.86%#      3.38

-----------------
     # annualized
     1. For the period ended April 30, 1994
     2. For the period ended July 31, 1994
     For the expense ratios of the Funds in years prior to fiscal year 1990, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.

(g) "Dividends from Net Investment Income" includes a return of capital. Income Builder Fund had a return of capital with respect to Class A shares, for the period ended October 31, 1994, of $(.01).
(h) On March 25, 1994, all existing shares of Income Builder Fund, previously known as Alliance Multi-Market Income and Growth Trust, were converted into Class C shares.
(i) Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the predecessor to The Alliance Portfolios, of which Growth Fund and Strategic Balanced Fund are series. On July 22, 1993, Alliance acquired the business and substantially all assets of Equitable Capital and became investment adviser to the Funds.
(j) "Distributions from Net Realized Gains" includes a return of capital. Global Small Cap Fund had a return of capital with respect to Class A shares, for the year ended July 31, 1995, of $(.12).

(k) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION

Each of the following Funds is a Maryland corporation organized in the year indicated: The Alliance Fund, Inc. (1938), Alliance Balanced Shares, Inc.
(1932), Alliance Premier Growth Fund, Inc. (1992), Alliance Technology Fund, Inc. (1980), Alliance Quasar Fund, Inc. (1968), Alliance Worldwide Privatization Fund, Inc. (1994), Alliance New Europe Fund, Inc. (1990), Alliance All-Asia Investment Fund, Inc. (1994), Alliance Global Small Cap Fund, Inc. (1966), Alliance Income Builder Fund, Inc. (1991), Alliance Utility Income Fund, Inc.
(1993), and Alliance Growth and Income Fund, Inc. (1932). Each of the following Funds is either a Massachusetts business trust or a series of a Massachusetts business trust organized in the year indicated: Alliance Growth Fund and Alliance Strategic Balanced Fund (each a series of The Alliance Portfolios)
(1987), and Alliance International Fund (1980). Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds, Growth Fund was known as The Equitable Growth Fund and Strategic Balanced Fund was known as The Equitable Balanced Fund. Prior to March 22, 1994, Income Builder Fund was known as Alliance Multi-Market Income and Growth Trust, Inc.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Advisor Class, Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares votes separately with respect to matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Funds.

PRINCIPAL UNDERWRITER

AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION

From time to time, the Funds advertise their "total return," which is computed separately for each class of shares, including Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid.

Balanced Shares, Growth and Income Fund, Income Builder Fund, Strategic Balanced Fund and Utility Income Fund may also advertise their "yield," which is also computed separately for each class of shares, including Advisor Class shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis.

Strategic Balanced Fund, Balanced Shares, Income Builder Fund, Utility Income Fund and Growth and Income Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for each class of shares, including Advisor Class shares.

A Fund's advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION

This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.




This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund. See "General Information--Organization."


                                                     SUBSCRIPTION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                                                     THE ALLIANCE STOCK FUNDS
                                                          ADVISOR CLASS
                                        (see instructions at the front of the application)

====================================================================================================================================
                                            1. Your Account Registration (Please Print)
====================================================================================================================================

[ ]  INDIVIDUAL OR JOINT ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Owner's Name (First Name)                 (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Social Security Number (Required to open account)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Joint Owner's Name* (First Name)          (MI)                 (Last Name)
     * Joint Tenants with right of survivorship unless Alliance Fund Services is informed otherwise.


[ ]  GIFT/TRANSFER TO A MINOR

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Custodian - One Name Only (First Name)    (MI)                 (Last Name)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Minor (First Name)                        (MI)                 (Last Name)

     [ ][ ][ ][-][ ][ ][-][ ][ ][ ][ ]
     Minor's Social Security Number (Required to open account)   Under the State of ________ (Minor's Residence)
                                                                 Uniform Gifts/Transfer to Minor's Act

[ ]  TRUST ACCOUNT

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trustee

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Trust (cont'd)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Trust Dated                                  Tax ID or Social Security Number (Required to open account)

[ ]  OTHER

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name of Corporation, Partnership, Investment Only Retirement Plan, or other Entity

     [ ][ ][ ][ ][ ][ ][ ][ ][ ]                  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Tax ID Number                                Trustee Name (Retirement Plans Only)

====================================================================================================================================
                                                          2. Your Address
====================================================================================================================================

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Street

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     City                                         State                      Zip Code

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     If Non-U.S., Specify Country

     [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]         [ ][ ][ ][-][ ][ ][ ][-][ ][ ][ ][ ]
     Daytime Phone                                Evening Phone

     I am a:    [ ] U.S. Citizen        [ ] Non-Resident Alien          [ ] Resident Alien      [ ] Other




                                                       For Alliance Use Only






------------------------------------------------------------------------------------------------------------------------------------
                                                    3. YOUR INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

The minimum investment is $250 per Fund.

I hereby subscribe for shares of the following Alliance Stock Fund(s) and elect distribution options as indicated.
Dividend and Capital Gain Distribution Options:         R   Reinvestment distributions into my fund account.
                                                        -   --------------------------

------------------------------------------              C   Send my distributions in cash to the address I have provided in
        BROKER/DEALER USE ONLY                          -   -----------------------------
            WIRE CONFIRM #                                  Section 2.  (Complete Section 4D for direct deposit to your bank
------------------------------------------                  account.  Complete Section 4E for payment to a third party.)

                                                        D   Direct my distributions to another Alliance fund.  Complete the
------------------------------------------              -   ------------------------------------------------
                                                            appropriate portion of Section 4A to direct your distributions
                                                            (dividends and capital gains) to the Advisor Class Shares of another Alliance Fund.

------------------------------------   -------------------------------------------------------  ---------------------
     Make all checks payable to:                                                                DISTRIBUTIONS OPTIONS
       Alliance Fund Services                                                                         *CIRCLE*
                                                           ADVISOR CLASS                         ---------------------
------------------------------------                                                                         CAPITAL
        ALLIANCE FUND NAME                                                                      DIVIDENDS     GAINS
------------------------------------   -------------------------------------------------------  ---------   ---------
The Alliance Fund                                                            $          (444)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                             (431)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Premier Growth Fund                                                                     (478)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Technology Fund                                                                         (482)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Quasar Fund                                                                             (426)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
International Fund                                                                      (440)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Worldwide Privatization Fund                                                            (412)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
New Europe Fund                                                                         (462)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
All-Asia Investment Fund                                                                (418)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Global Small Cap Fund                                                                   (445)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Strategic Balanced Fund                                                                 (432)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Balanced Shares                                                                         (496)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Income Builder Fund                                                                     (411)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Utility Income Fund                                                                     (409)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                                                                    (494)   R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
                                                                                                R   C   D   R   C   D
---------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT                                                      $
---------------------------------------------------------------------------------------------

MY SOCIAL SECURITY (TAX IDENTIFICATION) NUMBER IS:   [ ][ ][ ][ ][ ][ ][ ][ ][ ]

--------------------------------------------------------------------------------
                          4. YOUR SHAREHOLDER OPTIONS
--------------------------------------------------------------------------------
-----------------------------------
A. AUTOMATIC INVESTMENT PLANS (AIP)
-----------------------------------
[ ] WITHDRAW FROM MY BANK ACCOUNT

I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

                                Monthly Dollar Amount            Day of Withdrawal
Fund Name                       ($25 minimum)                    (1st thru 31st)                 Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------  -------------------------------  ------------------------------  ---------------------------------

Your bank must be a member of the National Automated Clearing House Association (NACHA).


[ ] DIRECT MY DISTRIBUTIONS

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance fund.

"From" Fund Name                "From" Fund Account #            "To" Fund Name                  "To" Fund Account #
                                (if existing)                                                    (if existing)
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------
                                                                                                 [ ] New
                                                                                                 [ ] Existing
------------------------------  -------------------------------  ------------------------------  ---------------------------------


[ ] EXCHANGE SHARES MONTHLY

I authorize Alliance to transact monthly exchanges within the same class of shares between my fund accounts as listed below.

                      "From" Fund Account #    Dollar Amount   Day of Exchange/**/                            "To" Fund Account #
"From" Fund Name      (if existing)            ($25 minimum)   (1st thru 31st)       "To" Fund Name           (if existing)
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------
                                                                                                              [ ] New
                                                                                                              [ ] Existing
--------------------  -----------------------  --------------  --------------------  -----------------------  ----------------------

/**/ Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.


------------------------------------
B. SYSTEMATIC WITHDRAWAL PLANS (SWP)
------------------------------------

In order to establish a SWP, you must reinvest all dividends and capital gains and own or purchase shares of the Fund having a current net asset value of at least:
    . $10,000 for monthly payments,         . $5,000 for bi-monthly payments,
               . $4,000 for quarterly or less frequent payments

Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your checking account.


[ ] I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

Fund Name and Class of Shares                           Dollar Amount ($50 minimum)              Circle "all" or applicable months
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------
                                                                                                 All       J F M A M J J A S O N D
------------------------------------------------------  ---------------------------------------  ---------------------------------


PLEASE SEND MY SWP PROCEEDS TO:

   [ ] MY CHECKING ACCOUNT (via EFT)
                                                                  (1st - 31st)
       I would like to have these payments occur on or about the [            ]
       of the months circled above. (Complete Section 4D)

   [ ] MY ADDRESS OF RECORD (via CHECK)

   [ ] THE PAYEE AND ADDRESS SPECIFIED IN SECTION 4E (via CHECK)


60699GEN-EQTY-AC-App

------------------------------------
C. PURCHASES AND REDEMPTIONS VIA EFT
------------------------------------

  You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
  Instructions:  . Review the information in the Prospectus about telephone transaction services.
                 . If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

  PURCHASES AND REDEMPTIONS VIA EFT

  [ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected. In the case of shares purchased by check, redemption proceeds may not be made available until the Fund is reasonably assured that the check has cleared, normally 15 calendar days after the purchase date.

-------------------
D. BANK INFORMATION
-------------------

 This bank account information will be used for:
 [ ] Distributions (Section 3)           [ ] Automatic Investments (Section 4A)
 [ ] Systematic Withdrawals (Section 4B) [ ] Telephone Transactions (Section 4C)

 Please attach a voided check:

                      Tape Preprinted Voided Check Here.

                We Cannot Establish These Services Without it.




 Your bank must be a member of the National Automated Clearing House Association (NACHA) in order to have EFT transactions processed to your fund account.

 For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records.

------------------------------
E. THIRD PARTY PAYMENT DETAILS
------------------------------

 This third party payee information will be used for:

 [ ] Distributions (Section 3)          [ ] Systematic Withdrawals (Section 4B)

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Name

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 1

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 2

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Address - Line 3

--------------------------------------------------------------------------------
     5. SHAREHOLDER AUTHORIZATION           This section MUST be completed
                                                         ----
--------------------------------------------------------------------------------

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000. This service can be enacted once every 30 days.

[_]  I do not elect the telephone     [_]  I do not elect the telephone
          ---                                   ---
     exchange service.                     redemption by check service.



I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


------------------------------------    ------------------
Signature                               Date

------------------------------------    ------------------   -----------------
Signature                               Date                 Acceptance Date


--------------------------------------------------------------------------------
      DEALER/AGENT AUTHORIZATION For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

-----------------------------------------   -----------------------------------
Dealer/Agent Firm                           Authorized Signature

-----------------------------------------   ------   --------------------------
Representative First Name                   MI       Last Name

--------------------------------------------------------------------------------
Representative Number

--------------------------------------------------------------------------------
Branch Office Address

--------------------------------------------------------------------------------
City                                       State             Zip Code

                                           (                )
--------------------------------------------------------------------------------
Branch Number                              Branch Phone

                       ALLIANCE SUBSCRIPTION APPLICATION
--------------------------------------------------------------------------------
                           THE ALLIANCE STOCK FUNDS
                                 ADVISOR CLASS

The Alliance Fund       International Fund              Strategic Balanced Fund
Growth Fund             Worldwide Privatization Fund    Balanced Shares
Premier Growth Fund     New Europe Fund                 Income Builder Fund
Technology Fund         All-Asia Investment Fund        Utility Income Fund
Quasar Fund             Global Small Cap Fund           Growth & Income Fund
--------------------------------------------------------------------------------
                         INFORMATION AND INSTRUCTIONS
--------------------------------------------------------------------------------

To Open Your New Alliance Account...

Please complete the application and          For certified or overnight
mail it to:                                  deliveries, send to:
     Alliance Fund Services, Inc.            Alliance Fund Services, Inc.
     P.O. Box 1520                           500 Plaza Drive
     Secaucus, New Jersey 07096-1520         Secaucus, New Jersey  07094

---------
Section 1   Your Account Registration (Required)
---------

Complete one of the available choices.  To ensure proper tax reporting to the
IRS:

[RIGHT ARROW]  Individuals, Joint Tenants and Gift/Transfer to a Minor:
                  . Indicate your name(s) exactly as it appears on your social security card.

[RIGHT ARROW]  Trust/Other:
                  . Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

---------
Section 2   Your Address (Required)
---------

Complete in full.

---------
Section 3   Your Initial Investment (Required)
---------

For each fund in which you are investing: 1) Write the dollar amount of your initial purchase 2) Circle a distribution option for your dividends 3) Circle a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

---------
Section 4   Your Shareholder Options (Complete only those options you want)
---------

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A.

B. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

C. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option.

---------
Section 5   Shareholder Authorization (Required)
---------

All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672.

(LOGO)
                             ALLIANCE PREMIER GROWTH FUND, INC.
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 3, 1997
_______________________________________________________________

          This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Premier Growth Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone numbers above.

                        TABLE OF CONTENTS




          PAGE

DESCRIPTION OF THE FUND

MANAGEMENT OF THE FUND

EXPENSES OF THE FUND

PURCHASE OF SHARES

REDEMPTION AND REPURCHASE OF SHARES

SHAREHOLDER SERVICES



NET ASSET VALUE



DIVIDENDS, DISTRIBUTIONS AND TAXES


PORTFOLIO TRANSACTIONS



GENERAL INFORMATION



REPORT OF INDEPENDENT ACCOUNTS AND FINANCIAL
  STATEMENTS




APPENDIX A

                                                              A-1

(R) This registered service mark used under license from the owner, Alliance Capital Management, L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

          Except as otherwise indicated, the investment policies of the Alliance Premier Growth Fund, Inc. (the "Fund") are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. In addition, the Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objective

          The Fund is a diversified, open-end management investment company whose investment objective is to seek long-term growth of capital by investing predominantly in the equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large, carefully selected, high-quality American companies that, in the judgment of Alliance Capital Management L.P., the Fund's adviser (the "Adviser"), are likely to achieve superior earnings growth. The Fund's investments in the 25 of these companies most highly regarded at any point in time by the Adviser will usually constitute approximately 70% of the Fund's net assets. Normally, approximately 40 companies will be represented in the Fund's investment portfolio. The Fund thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. The Fund is designed for the investor who seeks to accumulate capital over a period of years with less volatility than that typically associated with a more aggressive strategy of investment in smaller companies.

How the Fund Pursues its Objective

          As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of American companies (except when in a temporarily defensive position). The Fund defines American companies to be entities (i) that are organized under the laws of the United States and have their principal office in the United States, and (ii) the equity securities of which are traded principally in the United States securities markets. This policy is deemed a "fundamental policy" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may not be changed without the approval of a majority of the Fund's outstanding voting securities. For this purpose (and for the purpose of changing the Fund's investment restrictions and approving the Fund's advisory agreement, each as more fully described below), the approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          Within the investment framework described herein, Alfred Harrison, who heads the Adviser's "Large Cap Growth Group," is ultimately responsible for the investment decisions for the Fund. In managing the Fund's assets, the Adviser's investment strategy emphasizes stock selection and investment in the securities of a limited number of issuers. The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff generally follows a primary research universe of approximately 600 companies which are considered by the Adviser to have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

          The Adviser's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of the Adviser's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals. Research emphasis is placed on the identification of companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

          The Adviser continually reviews its primary research universe of approximately 600 companies to maintain a list of favored securities, the "Adviser 100," considered by the Adviser to have the most clearly superior earnings potential and valuation attraction. The Adviser's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are constantly added to and deleted from the Adviser 100 as fundamentals and valuations change. The Adviser's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Fund with each portfolio manager in the Group selecting 25 such companies which appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25." As noted above, approximately 70% of the Fund's net assets will usually be invested in the Favored 25 with the balance of the Fund's investment portfolio consisting principally of other stocks in the Adviser 100. Portfolio emphasis upon particular industries or sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

          In the management of the Fund's investment portfolio, the Adviser will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. The Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in favored stocks, the Fund will tend to become somewhat more aggressive, gradually reducing somewhat the number of companies represented in the Fund's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund will tend to become somewhat more conservative, gradually increasing somewhat the number of companies represented in the Fund's portfolio. Through this "buying into declines" and "selling into strength," the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

          The Adviser expects the average weighted market capitalization of companies represented in the Fund's portfolio (i.e., the number of a company's shares outstanding multiplied by the price per share) to normally be in the range of or exceed the average weighted market capitalization of companies comprising the Standard & Poor's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded stocks, including monthly adjustments to reflect the reinvestment of dividends and distributions. Investments will be made upon their potential for capital appreciation. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value, and there is, of course, no assurance that the Fund's investment objective will be met.

Additional Investment Policies and Practices

          The following investment policies and restrictions supplement those set forth above. Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the 1940 Act and may be changed by the Directors of the Fund without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

          Convertible Securities. The Fund may invest in convertible securities which include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Fund may invest up to 20% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Fund under the investment policies described above.

          Rights and Warrants. The Fund may invest up to 5% of its net assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

          Foreign Securities. The Fund may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Foreign securities investments are affected by exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States and abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Fund's net assets and income attributable to foreign securities. Costs are incurred in connection with the conversion of currencies held by the Fund. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

          Illiquid Securities. The Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers).

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          The Fund may invest up to 5% of its net assets (taken at market value) in restricted securities (excluding Rule 144A securities) issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealers to institutional investors and in private transactions; they cannot be resold to the general public without registration.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

          The Fund's Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the

Fund's Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission interpretation or position with respect to such type of securities.

          General. When business or financial conditions warrant, the Fund may assume a temporary defensive position and invest in high-grade short-term fixed-income securities, which may include U.S. Government securities, or hold its assets in cash.

Other Investment Practices

          While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

          Puts and Calls. The Fund may write exchange-traded call options on common stocks, for which it will receive a purchase premium from the buyer, and may purchase and sell exchange-traded call and put options on common stocks written by others or combinations thereof. The Fund will not write put options. Writing, purchasing and selling call options are highly specialized activities and entail greater than ordinary investment risks. A call option gives the purchaser of the option, in exchange for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, in exchange for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date at a predetermined price.

          The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received, the writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, the writer of the call gives up the gain possibility of the stock protecting the call. Generally, the opportunity for profit from the writing of options is higher, and consequently the risks are greater when the stocks involved are lower priced or volatile, or both. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the premium less brokerage commissions and fees. The Fund will not sell a call written by it unless the Fund at all times during the option period owns either (a) the optioned securities or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio or (b) a call option on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its Custodian.

          Premiums received by the Fund in connection with writing call options will vary widely depending primarily on supply and demand. Commissions, stock transfer taxes and other expenses of the Fund must be deducted from such premium receipts. Calls written by the Fund will ordinarily be sold either on a national securities exchange or through put and call dealers, most, if not all, of whom are members of a national securities exchange on which options are traded, and will in such cases be endorsed or guaranteed by a member of a national securities exchange or qualified broker-dealer, which may be Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser. The endorsing or guaranteeing firm requires that the option writer (in this case the Fund) maintain a margin account containing either corresponding stock or other equity as required by the endorsing or guaranteeing firm.

          The Fund will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Fund's total assets.

          In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the shares increased by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium and commissions payable on exercise. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the shares declined by an amount in excess of the premium paid and commissions payable on exercise. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium and commissions payable on exercise. In addition, the Fund could realize a gain or loss on such options by selling them.

          As noted above, the Fund may also purchase and sell call and put options written by others or combinations thereof, but the aggregate cost of all outstanding options purchased and held by the Fund, including options on market indices as described below, will at no time exceed 10% of the Fund's total assets. If an option is not sold and expires without being exercised, the Fund would suffer a loss in the amount of the premium paid by the Fund for the option.

          Options on Market Indices. The Fund may purchase and sell exchange-traded index options. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's portfolio securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

          Stock Index Futures. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

          The Fund may not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. The Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

          For a more detailed description of stock index futures contracts, see Appendix A.

          General. The successful use of the foregoing investment practices, which may be used as a hedge against changes in the values of securities resulting from market conditions, draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast movements of specific securities or stock indices correctly. Should these securities or indices move in an unexpected manner, the Fund may not achieve the anticipated benefits of options and stock index futures contracts or may realize losses and, thus, be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the price of securities being hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its position in options and stock index futures will depend on the availability of liquid markets in these instruments. No assurance can be given that the Fund will be able to close a particular option or stock index futures position. Also, the Fund's ability to engage in options and stock index futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes."

          Portfolio Turnover. The Fund's investment policies as described above (see "Investment Objective" and "How the Fund Pursues its Objective") are based on the Adviser's assessment of fundamentals in the context of changing market valuations. They may therefore involve frequent purchases and sales of shares of a particular issuer as well as the replacement of securities.
While it is anticipated that the Fund's annual portfolio turnover rate will not normally exceed 100%, it could, under some conditions, exceed 100%. A 100% annual turnover rate would occur, for example, if all of the stocks in the Fund's portfolio were replaced once in a period of one year. The Fund expects that more of its portfolio turnover will be attributable to increases and decreases in the size of particular portfolio positions rather than to the complete elimination of a particular issuer's securities from the Fund's portfolio. A high portfolio turnover rate will cause the Fund to realize short-term capital gains or losses on the sale of certain securities and correspondingly greater brokerage commission expenses than would a lower rate, which expenses must be borne by the Fund and its shareholders. The annual portfolio turnover rate of securities of the Fund for the fiscal years ended in 1995 and 1996 were 114% and 95%, respectively. See "Dividends, Distributions and Taxes."

Fundamental Investment Policies

          The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities.

          As a matter of fundamental policy, the Fund may not:

              (a) purchase more than 10% of the outstanding voting securities of any one issuer;

              (b) invest 25% or more of the value of its total assets in the same industry except that this restriction does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

              (c) borrow money or issue senior securities except for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

              (d) pledge, mortgage, hypothecate or otherwise encumber any of its assets except in connection with the writing of call options and except to secure permitted borrowings;

              (e) invest in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor) if the investment at the time thereof would cause more than 10% of the value of the total assets of the Fund to be invested in the securities of such issuer or issuers;

              (f) make loans except through the purchase of debt obligations in accordance with its investment objective and policies;

              (g) participate on a joint or joint and several basis in any securities trading account;

              (h)  invest in companies for the purpose of
         exercising control;

              (i)  write put options;

              (j)  purchase the securities of any other
         investment company or investment trust, except when such purchase is part of a merger, consolidation or acquisition of assets; or

              (k)(i) purchase or sell real estate except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities or commodity contracts (other than stock index futures contracts), (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
         (iv) make short sales of securities or purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions, or (v) act as an underwriter of securities, except that the Fund may acquire restricted securities or securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933.

         In addition, the Fund has undertaken with the Securities Administrators of certain states where the Fund's shares are sold not to purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies, that it will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, it will not engage in options in the over-the-counter market if such options are available on an exchange, it will only transact in over-the-counter options with major broker-dealer and financial institutions whom the Fund's Adviser considers creditworthy, it will only engage in options which are liquid and readily marketable, i.e., the market will be of sufficient depth and liquidity so as not to create undue risk, the aggregate premiums paid on all options which are held at any time do not exceed 20% of the company's total net assets, the Fund prohibits the purchase or retention of the securities of any issuer if its officers, Directors or Advisors owning beneficially more than one-half of one percent of the securities of each issuer together own beneficially more than five percent of such securities, any securities transaction effected through an affiliated broker-dealer will be fair and reasonable in compliance with Rule 17e-1 under the 1940 Act, the Fund will not purchase illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value would be so invested) and that special meetings of stockholders for any purpose may be called by 10% of its outstanding shareholders. The Fund will not invest in warrants if such warrants valued at the lower of cost or market would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will not invest in real estate partnerships and will not invest in mineral leases.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Manager

         Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

         The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1996 of more than $173 billion (of which more than $59 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1996 33 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employed approximately 1,450 employees who operated out of domestic offices and the offices of subsidiaries in Bombay, Istanbul, London, Paris, Sao Paolo, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 52 registered investment companies comprising more than 110 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

         Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1996, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1996, approximately 33% and 10% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

         As of September 6, 1996, AXA and its subsidiaries owned approximately 60.7% of the issued and outstanding shares of capital stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities in France, the United States, Australia, the United Kingdom, Canada and other countries, principally in Europe and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities in the United States, Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of September 9, 1996, 36.3% of the issued ordinary shares (representing 49.1% of the voting power) of AXA were owned directly or indirectly by Finaxa, a French holding company ("Finaxa"). As of September 6, 1996, 61.3% of the voting shares (representing 73.5% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 34.8% of the voting shares representing 40.6% of the voting power), and 23.7% of the voting shares of Finaxa (representing 15.0% of the voting power) were owned by Banque Paribas, a French bank. Including the ordinary shares directly or indirectly owned by Finaxa, the Mutuelles AXA directly or indirectly owned 42.0% of the issued ordinary shares (representing 56.8% of the voting power) of AXA as of September 9, 1996. Acting as a group, the Mutuelles AXA control AXA and Finaxa. In addition, as of September 9, 1996, 7.8% of the issued ordinary shares of AXA without the power to vote were owned by subsidiaries of AXA.

         Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by affiliates of the Adviser. The Fund may employ its own personnel or contract for services to be performed by third parties.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annualized rate of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. This fee is higher than that paid by most other investment companies, however, the Adviser believes the fee is comparable to that paid by other open-end investment companies of similar size and investment orientation. For the fiscal years of the Fund ended in 1996, 1995 and 1994, the Adviser received from the Fund advisory fees of $4,725,709, $2,261,352 and $1,960,567, respectively.


         The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

         The Advisory Agreement remains in effect for successive twelve-month periods computed from each August 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for the period ending July 31, 1997 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 16, 1996.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Developing Markets Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance Income Builder Fund, Inc., Alliance International Fund, Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income

Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all closed-end investment companies.

Directors and Officers

         The Directors and principal officers of the Fund, their ages and their primary occupations during the past five years are set forth below. Each of the Directors and Officers are trustees, directors and officers of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,1 51, Chairman and President of the Fund, is the President and Chief Operating Officer, the Chief Financial Officer and a Director of Alliance Capital Management Corporation ("ACMC") with which he has been associated since prior to 1992.

         RUTH BLOCK, 66, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 67, was formerly a Senior Vice
President of ACMC with which he had been associated since prior to 1991 through 1994. He is currently an independent consultant.
His address is P.O. Box 167, Spring Lake, New Jersey  07762.

_________________________

1An "interested person" of the Fund as defined in the 1940
 Act.

         JOHN H. DOBKIN, 54, has been the President of Historic Hudson Valley (historic preservation) since prior to 1992. From 1987 to 1992 he was a Director of ACMC. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a director of ACMC. His address is Historic Hudson Valley, 105 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 64, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1992. His address is 2 Hekma Road, Greenwich, Connecticut 06831.

         DR. JAMES M. HESTER, 72, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation, with which he has been associated since prior to 1992. He was formerly President of New York University and The New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

         CLIFFORD L. MICHEL, 57, is a member of the law firm of Cahill Gordon & Reindel since prior to 1992. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining) His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 62, was formerly a partner at Orrick, Herrington & Sutcliffe and is currently of counsel to that firm. His address is 666 Fifth Avenue, 19th Floor, New
York, New York, 10103.

Officers

         JOHN D. CARIFA, Chairman and President, see biography under "Directors," above.

         ALFRED HARRISON, Executive Vice President, 58, is Vice
Chairman of the Board of ACMC, with which he has been associated since prior to 1992.

         THOMAS BARDONG, Vice President, 51, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1992.

         JAMES G. REILLY, Vice President, 35, is a Vice President of ACMC, with which he has been associated since prior to 1992.

         EDMUND P. BERGAN, JR., Secretary, 46, is a Senior Vice
President and General Counsel of Alliance Fund Distributors and
Alliance Fund Services, Inc. and Vice President and Assistant

General Counsel of ACMC, with which he has been associated since prior to 1992.

         DOMENICK PUGLIESE, Assistant Secretary, 35, is a Vice President and Assistant General Counsel of Alliance Fund Services, Inc. with which he has been associated since May 1995. Previously, he was Vice President and Counsel of Concord Holding Corporation since 1994, Vice President and Associate General Counsel of Prudential Securities since 1992.

         ANDREW L. GANGOLF, Assistant Secretary, 41, has been Vice President and Assistant General Counsel of Alliance Fund Distributors, Inc. since December 1994. Prior thereto, since October 1992, he was Vice President and Assistant Secretary of Delaware Management Co., Inc. Prior thereto, he was Vice President and Counsel of Equitable.

         EMILIE D. WRAPP, Assistant Secretary, 40, is Special
Counsel of ACMC, with which she has been associated since prior to 1992.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
46, is a Senior Vice President of Alliance Fund Services, Inc.
with which he has been associated since prior to 1992.

         VINCENT S. NOTO, Controller, 32, is a Vice President of
Alliance Fund Services, Inc., with which he has been associated since prior to 1992.

         JOSEPH MANTINEO, Assistant Controller, 37, has been a
Vice President of Alliance Fund Services, Inc. since prior to
1992.

         PHYLLIS CLARKE, Assistant Controller, 36, is an
Accounting Manager of Mutual Funds for Alliance Fund Services,
Inc. since prior to 1992.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 1996, the aggregate compensation paid to each of the Directors during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                    Total Number
                                                    of Funds in
                                                    the Alliance
                                     Total          Complex,
                                     Compensation   Including the
                                     From the       Fund, as to
                                     Alliance Fund  which the
                      Aggregate      Complex,       Director is a
Name of Director      Compensation   Including the  Director or
of the Fund           From the Fund  Fund           Trustee

John D. Carifa        $-0-           $-0-           50
Ruth Block            $4,019         $157,500       37
David H. Dievler      $3,998         $182,000       43
John H. Dobkin        $4,166         $121,250       30
William H. Foulk, Jr. $4,192         $144,250       32
Dr. James M. Hester   $4,026         $148,500       38
Clifford L. Michel    $4,020         $146,068       38
Donald J. Robinson    $1,020         $137,250       38

         As of January 17, 1997, the Directors and officers of the Fund as a group owned 20.09% of the Advisor Class shares of the Fund.

_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Securities and Exchange Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined respective contingent deferred sales charges and respective distribution services fees on the Class B shares and and the distribution services fees on the Class B shares and the distribution service fee on the Class C shares are the same as those of the initial sales charge and/or distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on September 17, 1992 with respect to Class A shares and Class B shares, was amended as of April 30, 1993 to permit the distribution of an additional class of shares, Class C shares and again on July 16, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class A shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $410,493, which constituted .33% of the Fund's average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $314,049. Of the $724,542 paid by the Fund and the Adviser under the Plan, with respect to the Class A shares, $42,397 was spent on advertising, $12,830 on the printing and mailing of prospectuses for persons other than current shareholders, $331,368 for compensation to broker-dealers and other financial intermediaries (including, $72,499 to the Fund's Principal Underwriter), $194,333 for compensation to sales personnel and $143,614 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class B shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $3,094,661, which constituted 1.0% of the Fund's average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,077,996. Of the $7,172,657 paid by the Fund and the Adviser under the Plan, with respect to the Class B shares, $114,009 was spent on advertising, $33,447 on the printing and mailing of prospectuses for persons other than current shareholders, 6,120,030 for compensation to broker-dealers and other financial intermediaries (including, $195,439 to the Fund's Principal Underwriter), $185,851 for compensation to sales personnel and $268,094 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended November 30, 1996, with respect to Class C shares, the Fund paid distribution services fees for expenditures under the Agreement, in the aggregate amount of $386,057, which constituted 1.0% of the Fund's average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $330,395. Of the $716,452 paid by the Fund and the Adviser under the Plan, with respect to the Class C shares, $28,815 was spent on advertising, $7,752 on the printing and mailing of prospectuses for persons other than current shareholders, $566,341 for compensation to broker-dealers and other financial intermediaries (including,$50,307 to the Fund's Principal Underwriter), $46,071 for compensation to sales personnel and $67,413 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         The Agreement will continue in effect for successive twelve-month periods (computed from each August 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until July 31, 1997 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on July 16, 1996.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class, or by a majority vote of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund need give no notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares. For the fiscal year ended November 30, 1996, the Fund paid $541,577 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under "Purchase and Sale of Shares-- How To
Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"),or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, pursuant to which each investor pays an asset-based fee at an annual rate of at least .50% of the assets in the investor's account, to the sponsor, or its affiliate or agent,
(ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of Koll Real Estate Services.

         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Advisor Class Prospectus and this Statement of Additional Information. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

         Investors may purchase shares of the Fund either through selected dealers, agents or financial representatives or directly through the Principal Underwriter. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         Shares of the Fund may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Initial Sales Charge Alternative--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges).

In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants, Inc., formerly Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A and Advisor Class shares,(iv) each of Class A, Class B and Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately on such proposal by Class and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares2

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans) for more than $250,000 for Class B shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $5,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.


_________________________

2Advisor Class shares are sold only to investors described above in this section under "-General."

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended November 30, 1996, 1995 and 1994, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $1,904,035, $656,527 and $221,988. Of that amount, the Principal Underwriters received the amounts of $88,718, $33,038 and $12,670, respectively; representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriters). During the Fund's fiscal year ended November 30, 1996, the Principal Underwriter received $354,346 in contingent deferred sales charges with respect to Class B redemptions and $11,718 for Class C shares.

Class A shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                  Discount Or
                                                  Commission
                                      As % of     To Dealers
                           As % of    the Public  Or Agents
Amount of                  Net Amount Offering    As % of
Purchase                   Invested   Price       Offering Price

Less than
       $100,000            4.44%      4.25%       4.00%
$100,000 but
       less than
       250,000             3.36       3.25        3.00
250,000 but
       less than
       500,000             2.30       2.25        2.00
500,000 but
       less than
       1,000,000*          1.78       1.75        1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "-- Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers or agents for selling Class A Shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as describe below under "--Class B Shares-- Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on January 10, 1997:

         Net Asset Value per Class A share
              at January 10, 1997                $17.16

         Class A Per Share Sales Charge -
              4.25% of offering price (4.43%
              of net asset value per share)      $  .76
                                                 ______
         Class A Per Share Offering Price to
              the Public                         $17.92
                                                 ======

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge or (ii) a reduced initial sales charge.
The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
The Alliance Fund, Inc.
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Developing Markets Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Income Builder Fund, Inc.
Alliance International Fund
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.

Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance/Regent Sector Opportunity Fund, Inc.
Alliance Short-Term Multi-Market Trust, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance World Income Trust, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Strategic Balanced Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)    the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the

3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used more than once in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person correlative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         Contingent Deferred Sales Charge as a %
            of Dollar Amount Subject to Charge

                         Shares Purchased   Shares Purchased
                             before            on or after
Year Since Purchase      November 19, 1993  November 19, 1993

Less than one                   3.0%              4.0%
One                             2.0%              3.0%
Two                             1.0%              2.0%
Three                           None              1.0%
Four or more                    None              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -Systemic Withdrawal Plan" below).

         Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment, as long as the shares are held for one year or more, and without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus shares and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund redeems the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption By Electronic Funds Transfer

         Each Fund shareholder is entitled to request redemption by electronic funds transfer once in any 30-day period (except for certain omnibus accounts) of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Except for certain omnibus accounts as noted below, each Fund shareholder is eligible to request redemption, once in any 30-day period, of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for at least 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing Electronic Funds Transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash
("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA.

Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B , Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B shares and Class C shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

          With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is determined once daily as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund, on each Fund business day on which such an order is received and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares and on such other days as the Directors of the Fund deem necessary in order to comply with Rule 22c-1 under the 1940 Act. A Fund business day is any day on which the Exchange is open for trading. The net asset value is the net worth of the Fund (assets including securities at market value minus liabilities) divided by the number of Fund shares outstanding.

          The assets belonging to the Class A shares, the Class B shares, the Class C shares and the Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the accrued expenses and liabilities allocated to that class from the assets belonging to that class.

         All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of bid and ask price quoted on such day. Other securities for which market quotations are readily available will be valued in a like manner. Options will be valued at such market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price. If there are no quotations available for the day of valuations, the last available closing price will be used. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Fund's Board of Directors.

         Short-term debt securities that mature in less than 60 days are valued at amortized cost if their term to maturity from date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase when acquired by the Fund was more than 60 days, unless such amortized cost is determined by the Board of Directors not to represent fair value.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, Price Waterhouse LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

United States Federal Income Taxation
of Dividends and Distributions

General

         The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of federal income tax liability on the part of its net ordinary income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

         The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax counsel with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state and local tax laws to his or her own particular situation and the possible effects of changes therein.

         It is the present policy of the Fund to distribute to shareholders all net investment income annually and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 (or November 30 if elected by the Fund) of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from certain dividends received from domestic corporations, provided the corporate shareholder holds shares in the Fund for at least 46 days. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness.

         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

         The Fund generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net distributions of realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his or her subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Options, Futures Contracts and Warrants. Regulated futures contracts and certain listed options are considered "section 1256 contracts" for federal income tax purposes.
Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to put and call equity options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option. Warrants which are invested in by the Fund will generally be treated in the same manner for federal income tax purposes as options held by the Fund.

         Tax Straddles. Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ, an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commission. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company

(such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended November 30, 1996, 1995 and 1994, the Fund incurred brokerage commissions amounting in the aggregate to $1,002,908, $619,643 and $406,313. During the fiscal years ended November 30, 1996, 1995 and 1994, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1996, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended November 30, 1996, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended November 30, 1996, transactions in the portfolio securities of the Fund aggregating $1,015,596,330 with associated brokerage commissions of approximately $1,002,908 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1992. The authorized Capital Stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock and 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         At January 17, 1997 there were 39,709,662 shares of common stock of the Fund outstanding including 10,556,968 Class A shares, 25,243,395 Class B shares, 3,763,844 Class C shares and 145,455 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of January 17, 1997:

                                                                      % of
                            No. of      % of      % of       % of     Advisor
Name and Address            Shares      Class A   Class B    Class C  Class

Merrill Lynch               1,045,320   9.90%
4800 Deer Lake Dr.          5,167,605             20.47%
Jacksonville, FL 32246      1,364,527                        36.25%

Trust for Profit Sharing      924,598   8.76%
For Alliance Capital
  Employees
1345 Ave. of the Americas
NY, NY  10105

Carole E. Saccullo
10 Ninth Green Drive
Roswell, GA  30076             10,500                                 7.22%

Robert L. Errico
960 Park Ave., 1A
New York, NY  10028             8,359                                 5.75%

Karan Trehan IRA
118 East 83rd St.
New York, NY  10028            12,485                                 8.58%

Norman Fidel
631 Kuliana Court
Franklin Lakes, NJ 07417        7,931                                 5.45%


Custodian

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the Common Stock offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         Price Waterhouse LLP, New York, New York, has been appointed as independent accountants for the Fund.

Performance Information

         From time to time the Fund advertises its "total return." Computed separately for each class, the Fund's total return is its average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Securities and Exchange Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The total investment return based on net asset value for each class of shares since inception through November 30, 1996 was as follows:

                                Year       5 years
                                ended      ended

                                11/30/96   11/30/96
            Class A             16.39      17.94*
            Class B             16.70      18.47*
            Class C             19.76      20.27*
            Advisor Class       12.86*     N/A

* Inception dates: Class A shares: September 28, 1992; Class B shares: September 28, 1992; Class C shares: April 30, 1993;
Advisor Class shares:  October 1, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investor or placed in newspapers, magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "Growth Fund."

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
_______________________________________________________________














                               64
00250118.AH6

PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-95.5%
CONSUMER PRODUCTS & SERVICES-40.6%
AIRLINES-6.4%
KLM Royal Dutch Air                             184,782      $ 4,827,430
Northwest Airlines Corp. Cl.A (a)               376,800       15,213,300
UAL Corp. (a)                                   361,400       20,780,500
                                                             ------------
                                                              40,821,230

BIOTECHNOLOGY-2.1%
Amgen, Inc. (a)                                 222,300       13,532,513
BROADCASTING & CABLE-4.8%
AirTouch Communications, Inc. (a)               795,000       20,371,875
Cox Communications, Inc. Cl.A (a)               125,100        2,564,550
TCI Group, Series A (a)                         349,100        4,712,850
Tele-Communications-Liberty Media
  Group Series A (a)                            121,250        3,031,250
                                                             ------------
                                                              30,680,525

DRUGS, HOSPITAL SUPPLIES &
  MEDICAL SERVICES-10.7%
Columbia/HCA Healthcare Corp.                   498,750       19,950,000
Johnson & Johnson                                62,500        3,320,313
Medtronic, Inc.                                  69,100        4,569,237
Merck & Co., Inc.                               159,300       13,221,900
Oxford Health Plans, Inc. (a)                    75,400        4,373,200
Pfizer, Inc.                                    211,800       18,982,575
United Healthcare Corp.                          88,400        3,812,250
                                                             ------------
                                                              68,229,475

ENTERTAINMENT & LEISURE-1.2%
Walt Disney Co.                                 107,300        7,913,375

FOOD, BEVERAGES & TOBACCO-8.8%
Campbell Soup Co.                               109,400        9,039,175
PepsiCo, Inc.                                   177,900        5,314,762
Philip Morris Cos., Inc.                        407,000       41,971,875
                                                             ------------
                                                              56,325,812

PRINTING & PUBLISHING-0.6%
Reuters Holdings Plc Cl.B (ADR) (b)              48,600        3,529,575

RESTAURANTS & LODGING-0.9%
Marriot International, Inc.                      45,100        2,514,325
McDonald's Corp.                                 66,800        3,122,900
                                                             ------------
                                                               5,637,225

RETAILING-5.1%
Home Depot, Inc.                                173,700        9,054,112
Kohl's Corp. (a)                                 66,000        2,631,750
Sears, Roebuck & Co.                            275,200       13,691,200
Wal-Mart Stores, Inc.                           289,000        7,369,500
                                                             ------------
                                                              32,746,562
                                                             ------------
                                                             259,416,292

TECHNOLOGY-29.1%
COMMUNICATIONS EQUIPMENT-2.6%
Ascend Communications, Inc. (a)                  57,700        4,103,912
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (c)    108,690        3,355,804
Lucent Technologies, Inc.                       104,800        5,371,000
MFS Communications, Inc. (a)                     46,900        2,262,925
WorldCom, Inc. (a)                               72,500        1,676,563
                                                             ------------
                                                              16,770,204

COMPUTER HARDWARE-5.4%
COMPAQ Computer Corp. (a)                       277,300       21,976,025
Dell Computer Corp. (a)                          45,000        4,573,125
Hewlett-Packard Co.                             142,100        7,655,637
                                                             ------------
                                                              34,204,787


6



ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES-4.9%
Electronic Data Systems Corp.                    70,400      $ 3,405,600
First Data Corp.                                112,800        4,497,900
Microsoft Corp. (a)                             133,300       20,911,438
Oracle Corp. (a)                                 54,500        2,670,500
                                                             ------------
                                                              31,485,438

NETWORK SOFTWARE-7.0%
3Com Corp. (a)                                   94,400        7,091,800
Cascade Communications Corp. (a)                100,200        6,926,325
Cisco Systems, Inc. (a)                         374,600       25,425,975
Netscape Communications Corp. (a)                90,600        5,062,275
                                                             ------------
                                                              44,506,375

OFFICE EQUIPMENT SERVICES-0.7%
Xerox Corp.                                      97,000        4,765,125

SEMI-CONDUCTORS & RELATED-8.5%
Intel Corp.                                      83,200       10,556,000
  warrants, expiring 3/14/98 (a)                495,000       43,436,250
                                                             ------------
                                                              53,992,250
                                                             ------------
                                                             185,724,179

FINANCIAL SERVICES-18.1%
BANKING & CREDIT-8.2%
Citicorp                                         61,000        6,664,250
First Union Corp.                                39,700        3,032,088
Household International, Inc.                    83,600        7,921,100
MBNA Corp.                                      596,700       24,091,762
Norwest Corp.                                   221,200       10,341,100
                                                             ------------
                                                              52,050,300

BROKERAGE & MONEY MANAGEMENT-5.5%
Green Tree Financial Corp.                       51,900        2,173,313
Merrill Lynch & Co., Inc.                       250,700       20,118,675
Morgan Stanley Group, Inc.                      213,700       12,848,712
                                                             ------------
                                                              35,140,700

INSURANCE-1.8%
American International Group, Inc.               62,350        7,170,250
MGIC Investment Corp.                            16,000        1,198,000
Progressive Corp.                                44,900        3,131,775
                                                             ------------
                                                              11,500,025

MORTGAGE BANKING-2.6%
Federal Home Loan Mortgage Corp.                 67,500        7,711,875
Federal National Mortgage Assn.                 215,700        8,897,625
                                                             ------------
                                                              16,609,500
                                                             ------------
                                                             115,300,525

CONSUMER MANUFACTURING-5.1%
AUTO & RELATED-5.1%
Chrysler Corp.                                  625,000       22,187,500
General Motors Corp.                            184,500       10,631,812
                                                             ------------
                                                              32,819,312

AEROSPACE & DEFENSE-1.2%
Boeing Co.                                       77,400        7,691,625
CAPITAL GOODS-1.0%

ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                             63,900        6,645,600

BASIC INDUSTRIES-0.4%
CHEMICALS-0.4%
Dow Chemical Co.                                 30,000        2,512,500
Total Common Stocks (cost $466,556,968)                      610,110,033


7



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-4.7%
COMMERCIAL PAPER-4.7%
General Electric Capital Corp.
  5.75%, 12/02/96
  (amortized cost $30,069,197)                  $30,074     $ 30,069,197

TOTAL INVESTMENTS-100.2%
  (cost $496,626,165)                                       $640,179,230
Other assets less liabilities-(0.2%)                          (1,056,260)

NET ASSETS-100%                                             $639,122,970


(a)  Non-income producing security.
(b)  Country of origin - United Kingdom.
(c)  Country of origin - Finland.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


8



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $496,626,165)          $640,179,230
  Cash                                                                      183
  Receivable for capital stock sold                                   3,583,985
  Receivable for investment securities sold                           3,427,930
  Dividends receivable                                                  369,730
  Deferred organization expenses                                         48,190
  Total assets                                                      647,609,248

LIABILITIES
  Payable for investment securities purchased                         5,408,850
  Payable for capital stock redeemed                                  1,806,276
  Advisory fee payable                                                  498,386
  Distribution fee payable                                              407,108
  Accrued expenses and other liabilities                                365,658
  Total liabilities                                                   8,486,278

NET ASSETS                                                         $639,122,970

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     36,226
  Additional paid-in capital                                        456,839,935
  Accumulated net realized gain on investments                       38,693,744
  Net unrealized appreciation of investments                        143,553,065
                                                                   $639,122,970

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($172,869,895/
    9,615,906 shares of capital stock issued and outstanding)            $17.98
  Sales charge--4.25% of public offering price                              .80
  Maximum offering price                                                 $18.78

  CLASS B SHARES
  Net asset value and offering price per share($404,137,094/
    23,069,218 shares of capital stock issued and outstanding)           $17.52

  CLASS C SHARES
  Net asset value and offering price per share($60,194,336/
    3,432,207 shares of capital stock issued and outstanding)            $17.54
  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share($1,921,645
    /106,845 shares of capital stock issued and outstanding)             $17.99


See notes to financial statements.


9



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $70,860)                                      $5,783,103
  Interest                                              735,155   $  6,518,258

EXPENSES
  Advisory fee                                        4,725,709
  Distribution fee - Class A                            410,493
  Distribution fee - Class B                          3,094,661
  Distribution fee - Class C                            386,057
  Transfer agency                                       786,575
  Custodian                                             143,518
  Administrative                                        135,000
  Registration                                          128,358
  Audit and legal                                        97,914
  Printing                                               91,459
  Amortization of organization expenses                  64,416
  Directors' fees                                        28,000
  Taxes                                                  20,789
  Miscellaneous                                          32,538
  Total expenses                                                    10,145,487
  Net investment loss                                               (3,627,229)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  41,215,867
  Net change in unrealized appreciation of investments              83,009,880
  Net gain on investments                                          124,225,747

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $120,598,518


See notes to financial statements.


10



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (3,627,229)  $ (1,841,781)
  Net realized gain on investments                   41,215,867     29,212,645
  Net change in unrealized appreciation
    (depreciation) of investments                    83,009,880     61,872,933
  Net increase in net assets from operations        120,598,518     89,243,797

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (5,922,043)    (2,048,903)
    Class B                                         (19,710,627)    (8,195,775)
    Class C                                          (1,909,603)      (420,556)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      214,933,808     70,088,278
  Total increase                                    307,990,053    148,666,841

NET ASSETS
  Beginning of year                                 331,132,917    182,466,076
  End of year                                      $639,122,970   $331,132,917


See notes to financial statements.


11



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Premier Growth Fund (the "Fund"), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. On April 15, 1996 the Board of Directors approved the creation of a fourth class of shares, Advisor Class shares. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered principally to investors participating in fee-based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and asked price at the close of such exchange. Over-the-counter securities not traded on national securities exchanges are valued at the closing bid price. Debt securities are valued at the mean of the bid and asked price except that debt securities maturing within 60 days are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $316,110 have been deferred and are being amortized on a straight-line basis through September, 1997.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes discounts on debt securities owned. Investment gains and losses are determined on the identified cost basis.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF NET ASSETS
At November 30, 1996 the Fund reclassed certain components of net assets. The reclassification resulted in a net decrease to accumulated net realized gains on investment transactions and additional paid-in capital of $2,237,870 and $1,389,359 respectively and a net increase to net investment income of $3,627,229.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.


12



ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1996. The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $541,577 for the year ended November 30, 1996.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $88,718 from the sale of Class A shares and $354,346 and $1,718 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively for the year ended November 30, 1996.

Brokerage commissions paid on securities transactions for the year ended November 30, 1996, amounted to $1,002,908, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ("DLJ") an affiliate of the Adviser nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,179,357 and $597,937, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $576,581,628 and $430,871,007, respectively, for the year ended November 30, 1996. There were purchases of $2,909,460 and sales of $5,234,235 of U.S. Government or government agency obligations for the year ended November 30, 1996.

At November 30, 1996 the cost of securities for federal income tax purposes was $496,988,756. Accordingly, gross unrealized appreciation of investments was $149,474,296 and gross unrealized depreciation of investments was $6,283,822 resulting in net unrealized appreciation of $143,190,474.

NOTE E: ACQUISITION OF ALLIANCE COUNTERPOINT FUND
On March 22, 1996, the Fund acquired all of the assets and certain liabilities of Alliance Counterpoint Fund ("Counterpoint") pursuant to a plan of acquisition approved by the shareholders of the Fund on February 29, 1996. The acquisition was accomplished by a tax-free exchange of 2,527,242 shares of the Fund for 2,310,177 shares of Counterpoint on March 22, 1996. The aggregate net assets of the Fund and Counterpoint immediately before the acquisition were $417,543,018 and $38,613,769 respectively. Of Counterpoint's total net assets of $38,613,769, $16,595,716 was related to unrealized appreciation of investment transactions. Immediately after the acquisition, the combined net assets of the Fund amounted to $456,156,787.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1996           1995          1996            1995
                     ------------  ------------  --------------  --------------
Shares sold            4,320,321     2,089,549    $ 66,548,324    $ 29,939,297
Shares issued in
  reinvestment of
  distributions          382,395       169,905       5,537,079       1,789,100
Shares issued in
  connection with
  the acquisition
  of Alliance
  Counterpoint Fund    2,358,660            -0-     19,714,212              -0-
Shares converted
  from Class B           775,326            -0-     12,236,562              -0-
Shares redeemed       (2,718,348)     (841,979)    (41,968,817)    (10,952,691)
Net increase           5,118,354     1,417,475    $ 62,067,360    $ 20,775,706

CLASS B
Shares sold           11,059,187     5,397,522    $166,656,584    $ 75,559,108
Shares issued in
  reinvestment of
  distributions        1,010,144       571,259      14,344,050       5,946,806
Shares issued in
  connection with
  the acquisition
  of Alliance
  Counterpoint Fund      122,630            -0-      1,653,071              -0-
Shares converted
  to Class A            (793,985)           -0-    (12,236,562)             -0-
Shares redeemed       (3,389,077)   (3,304,696)    (51,382,097)    (41,887,940)
Net increase           8,008,899     2,664,085    $119,035,046    $ 39,617,974

CLASS C
Shares sold            2,912,986       941,434    $ 43,855,129    $ 13,348,558
Shares issued in
  reinvestment of
  distributions           73,916        22,275       1,050,350         232,105
Shares issued in
  connection with
  the acquisition
  of Alliance
  Counterpoint Fund       45,952            -0-        650,770              -0-
Shares redeemed         (907,459)     (305,550)    (13,527,197)     (3,886,065)
Net increase           2,125,395       658,159    $ 32,029,052    $  9,694,598


14



ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

                        SHARES                        AMOUNT
                     ------------                  ------------
                     OCT. 2,1996*                  OCT. 2,1996*
                              TO                            TO
                     NOV. 30,1996                  NOV. 30,1996
                     ------------                  ------------
ADVISOR CLASS
Shares sold              106,845                    $1,802,350
Shares issued in
  reinvestment of
  distributions               -0-                           -0-
Shares redeemed               -0-                           -0-
Net increase             106,845                    $1,802,350


*  Commencement of distribution.


15



FINANCIAL HIGHLIGHTS
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            --------------------------------------------------------------------
                                                                                                  SEPTEMBER 28,
                                                                                                     1992(A)
                                                           YEAR ENDED NOVEMBER 30,                      TO
                                            ---------------------------------------------------    NOVEMBER 30,
                                                1996          1995         1994         1993          1992
                                            ------------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period          $16.09        $11.41       $11.78       $10.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.04)(b)      (.03)        (.09)        (.05)         .01
Net realized and unrealized gain (loss)
   on investments                               3.20          5.38         (.28)        1.05          .78
Net increase (decrease) in net asset
  value from operations                         3.16          5.35         (.37)        1.00          .79

LESS: DIVIDEND AND DISTRIBUTIONS
Dividends from net investment income              -0-           -0-          -0-        (.01)          -0-
Distributions from net realized gains          (1.27)         (.67)          -0-          -0-          -0-
Total dividends and distributions              (1.27)         (.67)          -0-        (.01)          -0-
Net asset value, end of period                $17.98        $16.09       $11.41       $11.78       $10.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                          21.52%        49.95%       (3.14)%       9.26%        7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $172,870       $72,366      $35,146      $40,415       $4,893
Ratio of expenses to average net assets         1.65%         1.75%        1.96%        2.18%        2.17%(d)(e)
Ratio of net investment income (loss)
  to average net assets                         (.27)%        (.28)%       (.67)%       (.61)%        .91%(d)(e)
Portfolio turnover rate                           95%          114%          98%          68%          -0-%
Average commission rate (f)                   $.0651            --           --           --           --


See footnote summary on page 19.


16



ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            --------------------------------------------------------------------
                                                                                                  SEPTEMBER 28,
                                                                                                     1992(A)
                                                           YEAR ENDED NOVEMBER 30,                      TO
                                            ---------------------------------------------------    NOVEMBER 30,
                                                1996          1995         1994         1993         1992
                                            ------------  -----------  -----------  -----------  ---------------
Net asset value, beginning of period          $15.81        $11.29       $11.72       $10.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(b)      (.11)        (.15)        (.10)          -0-
Net realized and unrealized gain (loss)
  on investments                                3.12          5.30         (.28)        1.03          .79
Net increase (decrease) in net asset
  value from operations                         2.98          5.19         (.43)         .93          .79

LESS: DISTRIBUTIONS
Distributions from net realized gains          (1.27)         (.67)          -0-          -0-          -0-
Net asset value, end of period                $17.52        $15.81       $11.29       $11.72       $10.79

TOTAL RETURN
Total investment return based on net
  asset value (c)                              20.70%        49.01%       (3.67)%       8.64%        7.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $404,137      $238,088     $139,988     $151,600      $19,941
Ratio of expenses to average net assets         2.32%         2.43%        2.47%        2.70%        2.68%(d)(e)
Ratio of net investment income (loss)
  to average net assets                         (.94)%        (.95)%      (1.19)%      (1.14)%        .35%(d)(e)
Portfolio turnover rate                           95%          114%          98%          68%          -0-%
Average commission rate (f)                   $.0651            --           --           --           --


See footnote summary on page 19.


17



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS C
                                            -----------------------------------------------------
                                                                                   MAY 3, 1993(G)
                                                    YEAR ENDED NOVEMBER 30,              TO
                                            --------------------------------------   NOVEMBER 30,
                                                1996          1995         1994         1993
                                            ------------  -----------  -----------  -------------
Net asset value, beginning of period          $15.82        $11.30       $11.72       $10.48

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.14)(b)      (.08)        (.09)        (.05)
Net realized and unrealized gain (loss)
  on investments                                3.13          5.27         (.33)        1.29
Net increase (decrease) in net asset
  value from operations                         2.99          5.19         (.42)        1.24

LESS:DISTRIBUTIONS
Distributions from net realized gains          (1.27)         (.67)          -0-          -0-
Net asset value, end of period                $17.54        $15.82       $11.30       $11.72

TOTAL RETURN
Total investment return based on net
  asset value (c)                              20.76%        48.96%       (3.58)%      11.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $60,194       $20,679       $7,332       $3,899
Ratio of expenses to average net assets         2.32%         2.42%        2.47%        2.79%(d)
Ratio of net investment loss to average
  net assets                                    (.94)%        (.97)%      (1.16)%      (1.35)%(d)
Portfolio turnover rate                           95%          114%          98%          68%
Average commission rate (f)                   $.0651            --           --           --


See footnote summary on page 19.


18



ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             ADVISOR CLASS
                                                           ------------------
                                                           OCTOBER 2, 1996(G)
                                                                    TO
                                                            NOVEMBER 30, 1996
                                                           ------------------
Net asset value, beginning of period                             $15.94

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                (.01)(b)
Net realized and unrealized gain on investments                    2.06
Net increase in net asset value from operations                    2.05
Net asset value, end of period                                   $17.99

TOTAL RETURN
Total investment return based on net asset value (c)              12.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                        $1,922
Ratio of expenses to average net assets                            1.50%(d)
Ratio of net investment loss to average net assets                 (.48)%(d)
Portfolio turnover rate                                              95%
Average commission rate (f)                                      $.0651


(a)  Commencement of operations.

(b)  Based on average shares oustanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) If the Fund had borne all expenses, the expense ratios would have been 3.33% and 3.78% for Class A and Class B shares, respectively. The net investment loss ratios would have been (.25)% and (.75)%, for Class A and Class B, respectively.

(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


19



REPORT OF INDEPENDENT ACCOUNTANTS
ALLIANCE PREMIER GROWTH FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE PREMIER GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Premier Growth Fund, Inc. (the "Fund") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the four years then ended and for the period September 28, 1992 (commencement of operations) to November 30, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 17, 1997

20

_______________________________________________________________

                           APPENDIX A
_______________________________________________________________


         Stock Index Futures Characteristics. Currently, stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. The Adviser does not believe that differences in composition of the three indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund reserves the right to purchase or sell stock index futures contracts that may be created in the future. Certain exchanges and Boards of Trade have established daily limits on the amount that the price of a stock index futures contract may vary, either up or down, from the previous day's settlement price which limitations may restrict the Fund's ability to purchase or sell certain stock index futures contracts on a particular day.

         Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's Custodian an amount of cash or U.S. Government securities or other liquid high-quality debt securities equal to the market value of the stock index futures contract less any amounts maintained in a margin account with the Fund's broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Additional payments of cash, Government securities or other liquid high-quality debt securities, called variation margin, to and from the broker may be made on a daily basis as the price of the underlying stock index fluctuates, a process known as marking to the market. For example, when the Fund has purchased a stock index futures contract and the price of the futures contract has risen in response to a rise in the underlying stock index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the futures contract has declined in response to a decrease in the underlying stock index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

         Risks of Transactions in Stock Index Futures. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period for the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, over time the value of the Fund's portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         The Fund's Adviser intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Successful use of stock index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
































                               A-4
00250118.AH6

                             PART C
                        OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

    (a)   Financial Statements

    Included in the Prospectus:

          Financial Highlights

    Included in the Statement of Additional Information:

          Portfolio of Investments, November 30, 1996
          Statement of Assets and Liabilities, November 30, 1996 Statement of Operations, year ended November 30, 1996 Statement of Changes in Net Assets, years ended November 30, 1995 and November 30, 1996
          Notes to Financial Statements, for the years ended November 30, 1992 through November 30, 1996
          Financial Highlights - for the years ended November 30, 1992 through November 30, 1996
          Report of Independent Accountants-

    Included in Part C of the Registration Statement

          All other financial statements or schedules are either inapplicable or the required information is contained in the Statement of Assets and Liabilities or the notes thereto.

    (b)   Exhibits

          (1) (a) Copy of Articles of Incorporation of the Registrant as now in effect - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on July 10, 1992.

               (b) Copy of Articles of Amendment to Articles of
                   Incorporation - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on August 4, 1992.

               (c) Copy of Articles Supplementary to Articles of
                   Incorporation of the Registrant - filed
                   herewith.

          (2) Copy of Bylaws of the Registrant - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730)
               filed with the Securities and Exchange Commission on July 10, 1992.

          (3)  Not Applicable.

          (4) (a) Certificate for Class A Shares - Incorporated by reference from Registrant's Registration
                   Statement on Form N-1A (File Nos. 33-49530 and
                   811-6730) filed with the Securities and
                   Exchange Commission on August 4, 1992.

               (b) Certificate for Class B Shares - Incorporated
                   by reference from Registrant's Registration
                   Statement on Form N-1A (File Nos. 33-49530 and
                   811-6730) filed with the Securities and
                   Exchange Commission on May 30, 1994.

               (c) Certificate for Class C Shares - Incorporated
                   by reference from Registrant's Registration
                   Statement on Form N-1A (File Nos. 33-49530 and
                   811-6730) filed with the Securities and
                   Exchange Commission on May 30, 1994.

          (5)  Investment Advisory Agreement between the
               Registrant and Alliance Capital Management L.P. -
               Incorporated by reference from Registrant's
               Registration Statement on Form N-1A (File
               Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on May 1, 1993.

          (6) (a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on May 30, 1994.

               (b) Amendment to the Distribution Services
                   Agreement between the Registrant and Alliance
                   Fund Distributors, Inc. - Filed herewith.

               (c) Selected Dealer Agreement between Alliance
                   Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and

                   811-6730) filed with the Securities and
                   Exchange Commission on May 2, 1993.

               (d) Selected Agent Agreement between Alliance Fund
                   Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on May 2, 1993.

          (7)  Not applicable.

          (8) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on August 19, 1992.

          (9) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730)
               filed with the Securities and Exchange Commission on May 30, 1994.

          (10) (a) Opinion and Consent of Seward & Kissel - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the
                   Securities and Exchange Commission on August
                   19, 1992.

               (b) Opinion and Consent of Venable, Baetjer and
                   Howard, LLP - Incorporated by reference from
                   Registrant's Registration Statement on Form
                   N-1A (File Nos. 33-49530 and 811-6730) filed
                   with the Securities and Exchange Commission on August 19, 1992.

          (11) Consent of Independent Accountants - filed herewith.

          (12) Not applicable.

          (13)  Not Applicable.

          (14) Not applicable.

          (15) Rule 12b-1 Plan - See Exhibit 6(a) hereto.

          (16) Schedule of Computation of Average Annual
               Compounded Total Return - Incorporated by reference from Registrant's Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730)
               filed with the Securities and Exchange Commission on May 1, 1993.

          (17) Financial Data Schedule - Filed herewith.

          (18) (a) Rule 18f-3 Plan - Incorporated by reference by Registrants Registration Statement on Form N-1A (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on January 31, 1996.

               (b) Amended and Restated Rule 18f-3 Plan - filed
                   herewith.

               Other Exhibits:

               Powers of Attorney of Ms. Block and Messrs.
               Dievler, Carifa, Foulk, Hester, Michel and White -
               Incorporated by reference from Registrant's
               Registration Statement on Form N-1A (File Nos.
               33-49530 and 811-6730) filed with the Securities and Exchange Commission on August 4, 1992.

               Mr. Dobkin - Incorporated by reference from
               Registrant's Registration Statement on Form N-1A
               (File Nos. 33-49530 and 811-6730) filed with the Securities and Exchange Commission on May 2, 1993.

               Powers of Attorney of the following: Ruth Block, David H. Dievler, John H. Dobkin, William H.
               Foulk, Jr., James M. Hester, Clifford L. Michel,
               Donald J. Robinson - filed herewith.

ITEM 25.  Persons Controlled by or under Common Control with
          Registrant

          None.

ITEM 26.  Number of Holders of Securities

                                       Number of Record Holders
          Title of Class               (as of January 17, 1997)

    Shares of Common Stock
    par value .001
          Class A                           10,463
          Class B                           25,686
          Class C                            3,531
          Advisor Class                        119

ITEM 27.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1 in response to
          Item 24, Article VII and Article VIII of the
          Registrant's By-Laws filed as Exhibit 2 in response to
          item 24 and Section 10 of the Distribution Services Agreement filed as Exhibit 6(a) in response to Item 24, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and
          Article VIII, Section 1 through Section 6 of the Registrant's By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement filed as Exhibit 5 to this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

    "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
    AGENTS. -- (a) In this section the following words have the meaning indicated.

          (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (3)  "Expenses" include attorney's fees.

          (4)  "Official capacity" means the following:

                    (i)  When used with respect to a director,
               the office of director in the corporation; and

                   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                  (iii)  "Official capacity" does not include
               service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                  (b)(1)  A corporation may indemnify any
          director made a party to any proceeding by reason of service in that capacity unless it is established that:

                  (i)  The act or omission of the director was
          material to the matter giving rise to the proceeding;
          and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
                        dishonesty; or

                  (ii)  The director actually received an
          improper personal benefit in money, property, or services; or

                 (iii)  In the case of any criminal proceeding,
          the director had reasonable cause to believe that the act or omission was unlawful.

                   (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                  (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                 (3)(i)  The termination of any proceeding by
          judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii)  The termination of any proceeding by
          conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                  (c)  A director may not be indemnified under
          subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                  (d)  Unless limited by the charter:

          (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

          (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
          to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                  (ii)  If it determines that the director is
          fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
          (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

          (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

          (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

          (2)  Such determination shall be made:

                  (i)  By the board of directors by a majority
          vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                 (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

               (iii)  By the stockholders.

          (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

          (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

          (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                   (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
          and

                  (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

          (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

          (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

          (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

          (i)  For purposes of this section:

          (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

          (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

          (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

          (j)  Unless limited by the charter:

          (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

          (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

          (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

          (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

          (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

          (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

          (l) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

          "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          "(4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VII, Section 7 of the Registrant's By-Laws reads as follows:

          Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article VIII of the Registrant's By-Laws reads as follows:

          "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the full extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the full extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
          Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

          "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

          "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

          "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

          "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of wilful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation and By-Laws, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed herewith as Exhibits 1, 2, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330
               (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or
               (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28.  Business and Other Connections of Investment Adviser

               The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29.  Principal Underwriters

          (a)  Alliance Fund Distributors, Inc., the Registrant's
               Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
               Distributors, Inc. also acts as Principal
               Underwriter or Distributor for the following investment companies:

               ACM Institutional Reserves, Inc.
               AFD Exchange Reserves
               Alliance All-Asia Investment Fund, Inc.
               Alliance Balanced Shares, Inc.
               Alliance Bond Fund, Inc.
               Alliance Capital Reserves
               Alliance Developing Markets Fund, Inc.
               Alliance Global Dollar Government Fund, Inc.
               Alliance Global Small Cap Fund, Inc.
               Alliance Global Strategic Income Trust, Inc.
               Alliance Government Reserves
               Alliance Growth and Income Fund, Inc.
               Alliance Income Builder Fund, Inc.
               Alliance International Fund
               Alliance Limited Maturity Government Fund, Inc. Alliance Money Market Fund
               Alliance Mortgage Securities Income Fund, Inc. Alliance Multi-Market Strategy Trust, Inc. Alliance Municipal Income Fund, Inc.
               Alliance Municipal Income Fund II
               Alliance Municipal Trust

               Alliance New Europe Fund, Inc.
               Alliance North American Government Income
                 Trust, Inc.
               Alliance Premier Growth Fund, Inc.
               Alliance Quasar Fund, Inc.
               Alliance Real Estate Investment Fund, Inc.
               Alliance/Regent Sector Opportunity Fund, Inc. Alliance Short-Term Multi-Market Trust, Inc. Alliance Technology Fund, Inc.
               Alliance Utility Income Fund, Inc.
               Alliance Variable Products Series Fund, Inc.
               Alliance World Income Trust, Inc.
               Alliance Worldwide Privatization Fund, Inc.
               Fiduciary Management Associates
               The Alliance Fund, Inc.
               The Alliance Portfolios

          (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                           POSITIONS AND          POSITIONS AND
                           OFFICES WITH           OFFICES WITH
NAME                       UNDERWRITER            REGISTRANT

Michael J. Laughlin        Chairman

Robert L. Errico           President

Edmund P. Bergan, Jr.      Senior Vice President, Secretary
                             General Counsel
                             and Secretary

James S. Comforti          Senior Vice President

James L. Cronin            Senior Vice President

Daniel J. Dart             Senior Vice President

Richard A. Davies          Senior Vice President,
                             Managing Director

Byron M. Davis             Senior Vice President

Anne S. Drennan            Senior Vice President
                             & Treasurer

Kimberly A. Gardner        Senior Vice President

Geoffrey L. Hyde           Senior Vice President

Robert H. Joseph, Jr.      Senior Vice President
                             and Chief Financial
                             Officer

Richard E. Khaleel         Senior Vice President

Barbara J. Krumsiek        Senior Vice President

Stephen R. Laut            Senior Vice President

Daniel D. McGinley         Senior Vice President

Dusty W. Paschall          Senior Vice President

Antonios G. Poleondakis    Senior Vice President

Richard K. Sacculo         Senior Vice President

Gregory K. Shannahan       Senior Vice President

Joseph F. Sumanski         Senior Vice President

Peter J. Szabo             Senior Vice President

Nicholas K. Willett        Senior Vice President

Richard A. Winge           Senior Vice President

Jamie A. Atkinson          Vice President

Benji A. Baer              Vice President

Warren W. Babcock III      Vice President

Kenneth F. Barkoff         Vice President

Casimir F. Bolanowski      Vice President

Beth Cahill                Vice President

Kevin T. Cannon            Vice President

William W. Collins, Jr.    Vice President

Leo H. Cook                Vice President

Richard W. Dabney          Vice President

John F. Dolan              Vice President

Mark J. Dunbar             Vice President

Sohaila S. Farsheed        Vice President

Leon M. Fern               Vice President

Linda A. Finnerty          Vice President

William C. Fisher          Vice President

Gerard J. Friscia          Vice President &
                             Controller

Andrew L. Gangolf          Vice President and     Assistant
                             Assistant General    Secretary
                             Counsel

Mark D. Gersten            Vice President         Treasurer and
                                                  Chief Financial
                                                  Officer

Joseph W. Gibson           Vice President

Alan Halfenger             Vice President

William B. Hanigan         Vice President

Daniel M. Hazard           Vice President

George R. Hrabovsky        Vice President

Valerie J. Hugo            Vice President

Thomas K. Intoccia         Vice President

Larry P. Johns             Vice President

Richard D. Keppler         Vice President

Sheila F. Lamb             Vice President

Donna M. Lamback           Vice President

Thomas Leavitt, III        Vice President

James M. Liptrot           Vice President

James P. Luisi             Vice President

Christopher J. MacDonald   Vice President

Michael F. Mahoney         Vice President

Lori E. Master             Vice President

Shawn P. McClain           Vice President

Maura A. McGrath           Vice President

Matthew P. Mintzer         Vice President

Joanna D. Murray           Vice President

Jeanette M. Nardella       Vice President

Nicole Nolan-Koester       Vice President

Daniel J. Phillips         Vice President

Robert T. Pigozzi          Vice President

James J. Posch             Vice President

Robert E. Powers           Vice President

Domenick Pugliese          Vice President and     Assistant
                             Assistant General    Secretary
                             Counsel

Bruce W. Reitz             Vice President

Dennis A. Sanford          Vice President

Karen C. Satterberg        Vice President

Raymond S. Sclafani        Vice President

Richard J. Sidell          Vice President

Joseph T. Tocyloski        Vice President

Emilie D. Wrapp            Vice President and     Assistant
                             Special Counsel      Secretary

Maria L. Carreras          Assistant Vice
                             President

John W. Cronin             Assistant Vice
                             President

Faith C. Dunn              Assistant Vice
                             President

John C. Endahl             Assistant Vice
                             President

Duff C. Ferguson           Assistant Vice
                             President

Brian S. Hanigan           Assistant Vice
                             President

James J. Hill              Assistant Vice
                             President

Edward W. Kelly            Assistant Vice
                             President

Nicholas J. Lapi           Assistant Vice
                             President

Patrick Look               Assistant Vice
                             President &
                             Assistant
                             Treasurer

Thomas F. Monnerat         Assistant Vice
                             President

Carol H. Rappa             Assistant Vice
                             President

Lisa Robinson-Cronin       Assistant Vice
                             President

Clara Sierra               Assisatnt Vice
                             President

Martha Volcker             Assistant Vice
                             President

Wesley S. Williams         Assistant Vice
                             President

Mark R. Manley             Assistant Secretary

          (c)  Not applicable.

ITEM 30.  Location of Accounts and Records

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, MA 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31.  Management Services.

          Not applicable.

ITEM 32.  Undertakings.

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

          The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section
          16 of the Investment Company Act of 1940.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 29th day of January 1997.

                             ALLIANCE PREMIER GROWTH FUND, INC.


                             By:____/s/ John D. Carifa_________
                                       John D. Carifa
                                    Chairman and President


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                    Title          Date

1.  Principal Executive Officer:

     /s/ John D. Carifa
      John D. Carifa             Chairman       January 29, 1997
                                 and President

2.  Principal Financial
    and Accounting
    Officer:

     /s/ Mark D. Gersten         Treasurer      January 29, 1997
      Mark D. Gersten

3.  All of the Directors

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson

    By: /s/Edmund P. Bergan, Jr.                January 29, 1997
       (Attorney-in-fact)
       Edmund P. Bergan, Jr.

                        Index to Exhibits


Exhibit No.   Description of Exhibits                        Page

    (1)  (c)  Articles Supplementary to Articles
               of Incorporation

    (6)  (b)  Amendment to Distribution Services Agreement

    (11)      Copy of Consent of Independent Accountants

    (17)      Financial Data Schedule

    (18) (b)  Amended and Restated Rule 18f-3 Plan


         Other Exhibits:

              Power of Attorney for Ruth Block, David H. Dievler,
              John D. Carifa, John H. Dobkin, William H. Foulk,
              Jr., James M. Hester, Clifford L. Michel, Donald J.
              Robinson.






























                              C-26
00250118.AH6